UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02688

Name of Fund:	BlackRock Municipal Bond Fund, Inc.
BlackRock High Yield Municipal Fund
BlackRock National Municipal Fund
BlackRock Short-Term Municipal Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2022

Date of reporting period: 06/30/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Annual Report

BlackRock Multi-State Municipal Series Trust

•	BlackRock New York Municipal Opportunities Fund

BlackRock Municipal Bond Fund, Inc.

•	BlackRock High Yield Municipal Fund
•	BlackRock National Municipal Fund
•	BlackRock Short-Term Municipal Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2022	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2022, all of the Fund’s share classes outperformed its primary benchmark, the Bloomberg Municipal Bond Index, with the exception of the Fund’s Investor C shares which underperformed and the Fund’s Investor A shares which performed in-line. All of the Fund’s share classes outperformed the secondary benchmark, a customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The following discussion of relative performance pertains to the Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds lost ground during the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market. New York municipals underperformed the national index.

The Fund was hurt by negative price performance across the market, which far outweighed the contribution from yield. The Fund’s position in longer-term bonds detracted from relative performance in the rising-rate environment. Holdings in the utilities sector also detracted.

The Fund’s use of U.S. Treasury futures to manage interest-rate risk contributed to performance given that Treasury yields rose. Security selection in the state tax-backed sector also contributed positively. The Fund’s cash position, while limited, was an additional contributor at a time of poor returns for the municipal market.

Describe recent portfolio activity.

The investment adviser increased the Fund’s net duration positioning (interest-rate sensitivity) in the second half of the period as yield spreads widened and valuations cheapened. New issuance remained robust during most of the period, which kept yield spreads wide but also presented opportunities to add bonds at attractive valuations. The investment adviser continued to focus on augmenting diversification when value opportunities presented themselves.

In terms of maturity positioning, the largest increase occurred in the 15- to 18-year range. The Fund also increased its allocation to A rated bonds. At the sector level, the largest increases occurred in the local tax-backed and transportation categories. The largest decreases were in housing and state tax-backed issues.

Describe portfolio positioning at period end.

The Fund’s net duration positioning was marginally below the benchmark but higher than its level of one year ago. The Fund was overweight in A rated bonds and lower-quality debt. It was also overweight in the 15- to 25-year maturity range.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022 (continued)	BlackRock New York Municipal Opportunities Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the S&P® New York Municipal Bond Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The Customized Reference Benchmark commenced in September 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance

			Average Annual Total Returns(a)(b)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	3.19%	3.12%	(8.35)%	N/A	1.37%	N/A	2.74%	N/A
Investor A	2.82	2.76	(8.58)	(12.46)%	1.12	0.24%	2.47	2.03%
Investor A1	2.97	2.91	(8.44)	N/A	1.27	N/A	2.62	N/A
Investor C	2.19	2.12	(9.27)	(10.16)	0.36	0.36	1.86	1.86
Class K	3.24	3.17	(8.23)	N/A	1.41	N/A	2.76	N/A
Bloomberg Municipal Bond Index	—	—	(8.57)	N/A	1.51	N/A	2.38	N/A
Customized Reference Benchmark(c)	—	—	(9.45)	N/A	1.41	N/A	N/A	N/A
S&P® Municipal Bond Index	—	—	(7.91)	N/A	1.57	N/A	2.47	N/A
S&P® New York Municipal Bond Index	—	—	(8.55)	N/A	1.22	N/A	2.29	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the S&P® New York Municipal Bond Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 85% Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged USD/10% New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/5% Bloomberg Municipal Index New York Taxable Bonds Total Return Index Value (the “Customized Reference Benchmark”). The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2022 (continued)	BlackRock New York Municipal Opportunities Fund

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$ 1,000.00	$ 908.10	$ 2.74		$ 2.37		$ 1,000.00	$ 1,021.92	$ 2.91		$ 1,022.32	$ 2.51		0.58%	0.50%
Investor A	1,000.00	906.20	3.88		3.50		1,000.00	1,020.73	4.11		1,021.12	3.71		0.82	0.74
Investor A1	1,000.00	906.80	3.21		2.84		1,000.00	1,021.42	3.41		1,021.82	3.01		0.68	0.60
Investor C	1,000.00	903.60	7.46		7.08		1,000.00	1,016.96	7.90		1,017.36	7.50		1.58	1.50
Class K	1,000.00	908.30	2.46		2.13		1,000.00	1,022.22	2.61		1,022.56	2.26		0.52	0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	24.5%
County/City/Special District/School District	22.1
State	17.2
Utilities	15.4
Education	9.0
Housing	3.8
Tobacco	3.2
Health	2.7
Corporate	1.5
Other*	0.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	5.8%
2023	3.4
2024	5.2
2025	4.8
2026	9.5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	11.0%
AA/Aa	53.3
A	18.1
BBB/Baa	4.3
BB/Ba	1.4
B	0.8
N/R(e)	11.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2022, all of the Fund’s share classes underperformed its primary benchmark, the Bloomberg Municipal High Yield Bond Index, and its secondary benchmark, a customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index / 60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index / 20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”). The following discussion of relative performance pertains to the High Yield Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds lost ground during the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market. The widening of yield spreads was most pronounced in high yield, causing the category to underperform relative to the investment-grade market.

The Fund’s long duration positioning detracted from performance in the rising-rate environment. (Duration is a measure of interest rate sensitivity.) Yield curve positioning further detracted, as concentrations in bonds with maturities of 25 years and above lagged due to their higher sensitivity to rising interest rates. The use of leverage detracted by magnifying the impact of falling prices. Positions in lower-coupons bonds (those with coupons below 5%), which have above-average interest rate sensitivity, also hurt results. At the sector level, holdings in education, development districts and housing were notable detractors.

The Fund’s use of U.S. Treasury futures to manage interest-rate risk contributed to results given that Treasury yields rose. The Fund’s cash position, while limited, also helped relative performance at a time of poor returns for the municipal market.

Describe recent portfolio activity.

The Fund kept duration above that of the benchmark throughout the period, but the investment advisor added to the short Treasury position to reduce interest rate sensitivity. The Fund’s tax-loss harvesting picked up in the final months of the period, as declining prices gave the investment adviser the opportunity to rotate into higher-yielding securities.

At a time of sizable industry outflows, the investment adviser opted to keep ample cash reserves in the portfolio to meet redemptions. When replenishing cash reserves, the investment adviser sold some of the Fund’s more defensive positions that had outperformed.

During the first half of the period, the investment adviser’s added positions in lower-rated, higher-yielding securities. However, the sharp increase in both yields and yield spreads in the second half of the period prompted the investment adviser to move up in quality to capture the increasingly attractive yields in higher-rated bonds. The Fund’s weighting in investment-grade bonds increased over the course of the full 12-months as a result, while its allocation to high yield fell.

The Fund’s weighting in the transportation sector increased, while its allocations to tobacco, education and school districts declined.

Describe portfolio positioning at period end.

The Fund maintained a long duration relative to the benchmark, given that valuations had become much more compelling following the sell-off and concurrent widening of yield spreads. The Fund’s yield curve positioning featured overweights in maturities of 25 years and longer. The investment adviser continued to tilt in favor of an overweight in investment-grade securities, and maintained the Fund’s short Treasury position to offset some of the portfolio’s interest-rate sensitivity. Education (led by charter schools) was the largest sector overweight, followed by development districts and housing. The local tax-backed, state tax-backed and school districts sectors were the largest underweights, highlighting the investment adviser’s preference for revenue bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2022 (continued)	BlackRock High Yield Municipal Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom High Yield Index (a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013) to the Bloomberg Municipal High Yield Bond Index and a customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index/60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The High Yield Customized Reference Benchmark commenced in September 2016.

(d)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance

			Average Annual Total Returns(a)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	3.89%	3.86%	(12.84)%	N/A	2.63%	N/A	3.92%	N/A
Investor A	3.51	3.50	(13.09)	(16.78)%	2.37	1.48%	3.66	3.21%
Investor C	2.90	2.87	(13.70)	(14.54)	1.60	1.60	3.03	3.03
Class K	3.98	3.96	(12.80)	N/A	2.66	N/A	3.94	N/A
Bloomberg Municipal High Yield Bond Index	—	—	(10.40)	N/A	3.63	N/A	4.42	N/A
High Yield Customized Reference Benchmark(b)	—	—	(10.03)	N/A	2.99	N/A	N/A	N/A
S&P® Municipal Bond Index	—	—	(7.91)	N/A	1.57	N/A	2.47	N/A
Custom High Yield Index(c)	—	—	(11.50)	N/A	3.51	N/A	4.70	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom High Yield Index to the Bloomberg Municipal High Yield Bond Index and a customized weighted index comprised of 20% Bloomberg Municipal Bond Rated Baa Index/60% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index/20% Bloomberg Municipal Investment Grade ex BBB (the “High Yield Customized Reference Benchmark”). The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The High Yield Customized Reference Benchmark commenced on September 30, 2016.

(c)

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022 (continued)	BlackRock High Yield Municipal Fund

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees

Institutional	$ 1,000.00	$ 858.30	$ 2.76		$ 2.49		$ 1,000.00	$ 1,021.82	$ 3.01		$ 1,022.12	$ 2.71		0.60%	0.54%
Investor A	1,000.00	857.70	3.87		3.59		1,000.00	1,020.63	4.21		1,020.93	3.91		0.84	0.78
Investor C	1,000.00	854.90	7.36		7.08		1,000.00	1,016.86	8.00		1,017.16	7.70		1.60	1.54
Class K	1,000.00	859.30	2.54		2.26		1,000.00	1,022.07	2.76		1,022.36	2.46		0.55	0.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

Portfolio Information

SECTOR ALLOCATION
Sector(a)(b)	Percent of Total Investments
State	24.5%
Education	16.5
Health	15.6
Corporate	8.4
Housing	7.9
Transportation	7.8
Utilities	7.5
County/City/Special District/School District	6.3
Tobacco	3.5
Other	2.0

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(a)(c)	Percentage
2022	5.4%
2023	4.2
2024	5.4
2025	3.9
2026	7.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	2.8%
AA/Aa	15.1
A	14.8
BBB/Baa	11.9
BB/Ba	8.0
B	1.1
CCC/Caa	0.3
N/R(e)	46.0

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.3% of the Fund’s total investments.

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2022	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2022, all of the Fund’s share classes underperformed its primary benchmark, the Bloomberg Municipal Bond Index and its secondary benchmark, a customized weighted index comprised of 90% Bloomberg Municipal Bond Index Total Return Index Value Unhedged /10% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “National Customized Reference Benchmark”). The following discussion of relative performance pertains to the National Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds lost ground during the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Positions in long-duration securities were among the largest detractors in the rising-rate environment. High-yield securities, which experienced the largest widening of yield spreads, also lagged. Overweights in transportation and utilities sectors detracted, as well.

The Fund’s use of U.S. Treasury futures to manage interest-rate risk contributed to performance given that Treasury yields rose. The Fund’s cash position, while limited, also helped relative performance at a time of poor returns for the municipal market. Underweights in pre-refunded securities, as well as in state and local authorities, further contributed to results.

Describe recent portfolio activity.

The investment adviser continued to focus on constructing a balanced, higher-quality and income-oriented portfolio.

The market volatility of the past 12 months restored what the investment adviser considered to be attractive valuation for investors seeking tax-free income. Although yields rose, the credit profile of the municipal market in fact strengthened. Accordingly, the investment adviser restructured the portfolio to a more fully invested posture by investing some of its cash reserves into both the primary and secondary markets. The goal of these purchases was to take advantage of improving valuations as yields rose and credit spreads widened. The investment adviser also increased the Fund’s duration from 6.1 to 9.2 years, as long-term yields rose and securities in the 25- to 30-year maturity range began to offer what it considered to be more attractive value. The Fund’s leverage also increased, rising from 1.2% to 2.9% of assets over the course of the 12-month period.

Describe portfolio positioning at period end.

The Fund had an average credit quality of AA-, and it held an 13.0% weighting in bonds subject to the alternative minimum tax (“AMT”). Duration stood at approximately 9.0 years on June 30, 2022, compared with 7.1 years for the benchmark. The portfolio was overweight in the corporate-backed, transportation and utilities sectors, while its largest underweight was in the school districts category.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022 (continued)	BlackRock National Municipal Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom National Index (a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013) to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 90% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/10% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “National Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The National Customized Reference Benchmark commenced in September 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance

			Average Annual Total Returns(a)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	3.35%	3.30%	(9.89)%	N/A	1.07%	N/A	2.26%	N/A
Service	3.13	3.11	(10.11)	N/A	0.83	N/A	2.01	N/A
Investor A	2.98	2.94	(10.11)	(13.93)%	0.82	(0.05)%	2.04	1.60%
Investor C	2.34	2.31	(10.77)	(11.65)	0.07	0.07	1.43	1.43
Class K	3.40	3.38	(9.84)	N/A	1.12	N/A	2.34	N/A
Bloomberg Municipal Bond Index	—	—	(8.57)	N/A	1.51	N/A	2.38	N/A
National Customized Reference Benchmark(b)	—	—	(8.75)	N/A	1.73	N/A	N/A	N/A
S&P® Municipal Bond Index	—	—	(7.91)	N/A	1.57	N/A	2.47	N/A
Custom National Index	—	—	(10.13)	N/A	1.74	N/A	2.84	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the Custom National Index to the Bloomberg Municipal Bond Index and a customized weighted index comprised of 90% Bloomberg Municipal Bond Index Total Return Index Value Unhedged/10% Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (the “National Customized Reference Benchmark”). The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The National Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	11

Fund Summary as of June 30, 2022 (continued)	BlackRock National Municipal Fund

Expense Example

	Actual						Hypothetical 5% Return
			Expenses Paid During the Period					Including Interest Expense and Fees			Excluding Interest Expense and Fees			Annualized Expense Ratio
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$897.00	$2.07		$2.02		$1,000.00	$1,022.61	$2.21		$1,022.66	$2.16		0.44%	0.43%
Service	1,000.00	895.80	3.20		3.10		1,000.00	1,021.42	3.41		1,021.52	3.31		0.68	0.66
Investor A	1,000.00	895.80	3.24		3.20		1,000.00	1,021.37	3.46		1,021.42	3.41		0.69	0.68
Investor C	1,000.00	892.60	6.76		6.71		1,000.00	1,017.65	7.20		1,017.70	7.15		1.44	1.43
Class K	1,000.00	897.10	1.83		1.79		1,000.00	1,022.86	1.96		1,022.91	1.91		0.39	0.38

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
State	22.4%
Transportation	21.3
Utilities	17.4
Health	10.9
County/City/Special District/School District	9.4
Education	7.8
Corporate	5.7
Housing	2.6
Tobacco	1.9
Other	0.6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	1.1%
2023	1.8
2024	1.8
2025	2.6
2026	9.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	9.4%
AA/Aa	53.8
A	20.0
BBB/Baa	2.9
BB/Ba	2.6
B	0.7
CCC/Caa	—	(e)
N/R(f)	10.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended June 30, 2022, the Fund’s Institutional, Investor A1 and Class K share classes outperformed their primary benchmark, the Bloomberg Municipal 1-5 Year Index, while the Fund’s Investor A and Investor C share classes underperformed their primary benchmark. For the same period, all of the Fund’s share classes underperformed its secondary benchmark, a customized index comprised of the Bloomberg National Short 0-3 Year Maturities, excluding non-investment grade (the “Short-Term Customized Reference Benchmark”). The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Short-Term Customized Reference Benchmark.

What factors influenced performance?

Municipal bonds lost ground during the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads also rose (indicating underperformance relative to U.S. Treasuries) as growing macroeconomic concerns led to heavy outflows from the market.

The Fund’s relative performance was hurt by an overweight in corporate-backed and transportation issues, as well as an overweight in A and BBB rated bonds. An overweight to duration also detracted, as did holdings in securities with four- to- seven year maturities. (Duration is a measure of interest rate sensitivity.) On the other hand, an underweight in one- to three-year maturities and an overweight in zero- to one-year maturities contributed. The Fund also benefited from its underweight in pre-refunded bonds and overweight in the housing sector.

Describe recent portfolio activity.

The Fund’s guidelines expanded during the period. Its maximum maturity moved from four to seven years, and its weighted average maturity shifted from two to three years. While the changes were modest, they afforded the Fund a larger opportunity set and allowed access to a steeper part of the municipal yield curve.

The overall benchmark characteristics did not change much, but the Fund’s relative positioning moved due to a structural portfolio shift. This mainly stemmed from the guideline expansion, since previously there had been not much incentive to move out of cash given the flatness of the yield curve out to four years.

The Fund moved to a duration overweight following the change to its investment guidelines. The Fund subsequently shortened duration and was underweight-to-neutral against the benchmark for the remainder of the period.

The Fund reduced its large position in variable rate demand notes (VRDNs) in favor of five- to seven-year issues and floating rate securities. As part of this process, the Fund’s weighting in bonds subject to the alternative minimum tax (“AMT”) rose. The investment adviser believes that the category offers an attractive yield, and the pool of investors subject to the AMT has been greatly reduced following the changes under the Tax Cuts and Jobs Act of 2017.

The Fund maintained an emphasis on A and BBB rated debt. While this positioning detracted during the second half of the period, the investment adviser maintained a preference for lower-rated investment-grade bonds. The investment adviser believed this market segment offered attractive yields and a wider opportunity to identify undervalued securities. Some areas of focus in this space included health care, transportation, higher education and corporate-backed securities.

Describe portfolio positioning at period end.

The Fund had a neutral duration positioning relative to the benchmark. It was overweight in zero- to one-year and four- to seven-year bonds, and it was underweight in the one-to three-year maturity range. In terms of credit quality, the Fund was overweight in lower-rated investment-grade debt, and it was underweight in securities rated AAA and AA.

The Fund was overweight in the corporate-backed, transportation, housing, health care and higher education sectors, and it was underweight in general obligations, utilities and pre-refunded issues.

Although the Fund was fully invested, it held a meaningful 19% position in short-term variable rate demand notes (“VRDNs”). VRDNs allow the investment adviser to maintain positions in the longer-dated portion of the yield curve while also keeping the portfolio’s duration near that of the index. VRDNs have no price volatility, and their yields adjust higher with a benchmark that is sensitive to the fed funds rate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of June 30, 2022 (continued)	BlackRock Short-Term Municipal Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than three years.

(c)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the S&P® Limited Maturity Municipal Bond Index to the Bloomberg Municipal 1-5 Year Index and a customized index comprised of the Bloomberg National Short 0-3 year maturities, excluding non-investment grade (the “Short-Term Customized Reference Benchmark”). The investment adviser believes the new benchmarks more accurately reflect the investment strategy of the Fund. The Short-term Customized Reference Benchmark commenced in September 2016.

(d)	An index that covers the long-term tax-exempt bond market. It includes general obligation and revenue bonds with maturities less than 5 years.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

Performance

			Average Annual Total Returns(a)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	1.55%	1.46%	(3.06)%	N/A	0.45%	N/A	0.45%	N/A
Investor A	1.28	1.23	(3.28)	(6.18)%	0.21	(0.40)%	0.19	(0.11)%
Investor A1	1.43	1.38	(3.15)	N/A	0.35	N/A	0.34	N/A
Investor C	0.56	0.51	(4.05)	(5.01)	(0.56)	(0.56)	(0.43)	(0.43)
Class K	1.60	1.56	(3.01)	N/A	0.50	N/A	0.47	N/A
Bloomberg Municipal 1-5 Year Index	—	—	(3.22)	N/A	1.01	N/A	1.11	N/A
Short-Term Customized Reference Benchmark(b)	—	—	(2.07)	N/A	0.97	N/A	N/A	N/A
S&P® Municipal Bond Index	—	—	(7.91)	N/A	1.57	N/A	2.47	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	(1.84)	N/A	1.03	N/A	0.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Effective October 1, 2021, the Fund has changed the benchmarks against which it measures its performance from the S&P® Municipal Bond Index and the S&P® Limited Maturity Municipal Bond Index to the Bloomberg Municipal 1-5 Year Index and a customized index comprised of the Bloomberg National Short 0-3 year maturities, excluding non-investment grade (the “Short-Term Customized Reference Benchmark”). The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The Short-term Customized Reference Benchmark commenced on September 30, 2016.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$971.90	$1.76		$1,000.00	$1,023.01	$1.81		0.36%

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022 (continued)	BlackRock Short-Term Municipal Fund

Expense Example (continued)

	Actual				Hypothetical 5% Return
	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Investor A	$1,000.00	$970.80	$2.88		$1,000.00	$1,021.87	$2.96		0.59%
Investor A1	1,000.00	971.50	2.25		1,000.00	1,022.51	2.31		0.46
Investor C	1,000.00	966.40	6.63		1,000.00	1,018.05	6.81		1.36
Class K	1,000.00	972.20	1.52		1,000.00	1,023.26	1.56		0.31

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Corporate	25.3%
State	15.8
Housing	14.8
Transportation	11.5
Health	10.7
Education	7.2
County/City/Special District/School District	6.9
Utilities	6.4
Other	1.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	30.8%
2023	20.2
2024	14.4
2025	8.1
2026	9.7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	3.7%
AA/Aa	34.6
A	53.8
BBB/Baa	6.3
N/R(e)	1.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

F U N D S U M M A R Y	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock New York Municipal Opportunities Fund’s and BlackRock High Yield Municipal Fund’s Class K Share performance shown prior to the Class K shares inception date of January 25, 2018 is that of the respective Fund’s Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor A1 Shares (available only in BlackRock New York Municipal Opportunities Fund and BlackRock Short-Term Municipal Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% for BlackRock New York Municipal Opportunities Fund and 1.00% for BlackRock Short-Term Municipal Fund and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain eligible employer-sponsored retirement plans. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

Each of BlackRock New York Municipal Opportunities Fund, BlackRock High Yield Municipal Fund and BlackRock National Municipal Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, each Fund transfers municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide each Fund with economic benefits in periods of declining short-term interest rates but expose each Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect each Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund was not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	17

Schedule of Investments June 30, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Consumer Discretionary — 0.1%
YMCA of Greater New York, 2.30%, 08/01/26	$1,000	$915,980

Education — 0.1%
Rensselaer Polytechnic Institute, 5.25%, 09/01/48	1,910	1,956,656

Health Care Providers & Services — 0.2%
Northwell Healthcare, Inc., 4.26%, 11/01/47	2,500	2,291,420

Thrifts & Mortgage Finance — 0.3%
Community Preservation Corp., Series 2020, 2.87%, 02/01/30	5,520	4,915,230

Total Corporate Bonds — 0.7% (Cost: $11,330,594)		10,079,286

Municipal Bonds

Illinois — 0.2%

County/City/Special District/School District — 0.2%
Chicago Board of Education, GO, BAB, 6.14%, 12/01/39	3,075	3,209,383

New York — 79.5%

Corporate — 1.6%
Build NYC Resource Corp., Refunding RB(a)
AMT, 4.50%, 01/01/25	265	274,658
AMT, 5.00%, 01/01/35	100	105,082
New York Liberty Development Corp., RB, 5.50%, 10/01/37	4,780	5,520,164
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	9,365	10,525,202
New York Transportation Development Corp., RB
AMT, 5.00%, 01/01/33	1,000	1,005,215
AMT, 5.00%, 10/01/35	1,125	1,134,737
AMT, 5.00%, 10/01/40	3,040	3,052,336

		21,617,394

County/City/Special District/School District — 18.6%
Battery Park City Authority, Refunding RB
Series B, 5.00%, 11/01/39.	6,600	7,438,464
Series B, 5.00%, 11/01/40	8,500	9,552,903
City of New York, GO
Series B-1, 5.00%, 12/01/37	2,500	2,667,965
Series B-1, 5.00%, 10/01/39	5,845	6,265,822
Series C, 4.00%, 08/01/41	6,480	6,490,498
Series D, 5.38%, 06/01/32	15	15,036
Series D, 5.00%, 12/01/42	2,490	2,678,306
Series D-1, 5.50%, 05/01/44	2,500	2,891,385
Series E-1, 5.00%, 03/01/41	2,695	2,885,709
Series E-1, 5.00%, 03/01/44	2,140	2,285,661
Series F-1, 5.00%, 03/01/39	2,000	2,213,292
Sub-Series A-1, 5.00%, 08/01/33	700	720,886
Sub-Series D-1, 5.00%, 08/01/31	935	963,425
Sub-Series F-1, 5.00%, 04/01/39	3,000	3,208,863
Sub-Series F-2, 1.94%, 03/01/29	9,410	8,315,551
City of New York, Refunding GO
Series B-1, 5.00%, 08/01/32	2,000	2,313,070
Series C, 5.00%, 08/01/34	500	527,453
Series C-3, 2.46%, 08/01/33	2,145	1,791,290
Series D, 1.92%, 08/01/31	2,500	2,050,180
City of Yonkers, GO
Series A, (AGM), 4.00%, 02/15/35	350	356,334

Security	Par (000)	Value

County/City/Special District/School District (continued)
City of Yonkers, GO (continued)
Series A, (AGM), 4.00%, 02/15/36	$350	$353,313
County of Nassau New York, GO
Series A, (AGM), 4.00%, 04/01/38	2,635	2,659,606
Series B, (AGM), 5.00%, 07/01/37	1,145	1,245,276
Series B, (AGM), 5.00%, 07/01/45	4,960	5,297,647
Series C, 5.00%, 10/01/29	500	558,134
County of Nassau New York, Refunding GO, Series B, 5.00%, 04/01/35	3,600	3,883,907
Erie County Industrial Development Agency,
Refunding RB, (SAW), 5.00%, 05/01/31	1,925	2,237,587
Hudson Yards Infrastructure Corp., Refunding RB
Series 2022, 4.00%, 02/15/40	1,000	972,192
Series 2022, 4.00%, 02/15/42	2,660	2,572,773
Series A, 5.00%, 02/15/35	2,500	2,704,233
Series A, 5.00%, 02/15/36	2,000	2,151,938
Series A, 5.00%, 02/15/39	2,500	2,633,593
Series A, 5.00%, 02/15/42	27,495	28,937,498
Monroe County Industrial Development Corp., RB
(SAW), 5.00%, 05/01/33	2,885	3,208,593
(SAW), 5.00%, 05/01/34	2,375	2,629,360
Nassau County Interim Finance Authority, Refunding RB
Series A, 5.00%, 11/15/34	5,030	5,825,681
Series B, 1.28%, 11/15/28	3,750	3,175,208
Nassau County, Refunding GO, Series B, (AGM), 5.00%, 04/01/44	3,425	3,710,258
New York City Industrial Development Agency, RB(b)
(AGC), 0.00%, 03/01/41	4,155	1,815,386
(AGC), 0.00%, 03/01/42	5,500	2,284,447
(AGC), 0.00%, 03/01/43	2,000	789,360
(AGC), 0.00%, 03/01/45	2,450	867,596
New York City Industrial Development Agency, Refunding RB
Class A, (AGM), 4.00%, 01/01/32	750	765,617
Series A, AMT, 5.00%, 07/01/28	2,210	2,213,081
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, 5.00%, 11/01/38	1,000	1,026,474
Series A-E1, 5.00%, 02/01/36	3,500	3,739,008
Series E-1, 5.00%, 02/01/39	1,500	1,582,419
Series E-1, 5.00%, 02/01/41	3,000	3,101,016
Series E-1, 4.00%, 02/01/46	1,910	1,849,634
Sub-Series B-1, 5.00%, 11/01/35	200	209,086
Sub-Series B-1, 5.00%, 11/01/36	680	705,089
Sub-Series B-1, 5.00%, 11/01/38	5,000	5,232,070
Sub-Series E-1, 5.00%, 02/01/42	175	175,310
Series A-2, Subordinate, 5.00%, 08/01/38	490	521,552
Series B-1, Subordinate, 4.00%, 08/01/45	7,090	6,799,048
Series C-1, Class 1, Subordinate, 4.00%, 02/01/42	6,000	5,814,978
Series C-3, Subordinate, 5.00%, 05/01/41	7,100	7,576,658
Series F-1, Subordinate, 5.00%, 02/01/47	5,000	5,485,695
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/55(b)	5,500	1,100,000
New York Convention Center Development Corp., Refunding RB 5.00%, 11/15/35	3,500	3,689,406
5.00%, 11/15/40	7,690	8,019,970
5.00%, 11/15/45	8,490	8,723,721

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB 2.45%, 09/15/69	$5,000	$4,643,430
2.63%, 09/15/69	5,000	4,598,200
2.80%, 09/15/69	5,000	4,613,485
Series 1, Class 1, 5.00%, 11/15/44(a)	12,570	12,246,712
Series 2, Class 2, 5.38%, 11/15/40(a)	520	528,938
Series A, 2.75%, 11/15/41	17,000	13,524,316
New York State Dormitory Authority, RB, 5.00%, 07/01/26	1,015	1,017,479
New York State Dormitory Authority, Refunding RB, Series B, 5.00%, 08/15/27(c)	5	5,651

		255,653,722

Education — 9.3%
Albany Capital Resource Corp., Refunding RB 4.00%, 07/01/41	1,650	1,366,693
4.00%, 07/01/51	1,705	1,249,905
Amherst Development Corp., Refunding RB 5.00%, 10/01/43	85	86,332
5.00%, 10/01/48	1,040	1,048,688
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.50%, 06/01/27.	1,000	1,044,807
Series A, 5.00%, 06/01/35	655	678,809
Build NYC Resource Corp., RB(a) 5.00%, 02/01/33	815	805,438
5.63%, 02/01/39	1,285	1,298,359
5.75%, 02/01/49	1,145	1,155,781
Series A, 4.88%, 05/01/31	700	699,065
Series A, 5.13%, 05/01/38	140	136,338
Series A, 5.50%, 05/01/48	2,175	2,180,703
Build NYC Resource Corp., Refunding RB 5.00%, 06/01/30	385	409,343
5.00%, 08/01/33	275	292,243
5.00%, 06/01/35	250	260,035
5.00%, 08/01/35	740	778,885
5.00%, 06/01/40	310	318,141
5.00%, 08/01/47	725	752,251
5.00%, 11/01/47	2,900	3,319,149
Series A, 5.00%, 06/01/43	325	335,515
County of Cattaraugus New York, RB 5.00%, 05/01/34	130	133,613
5.00%, 05/01/39	225	228,904
Dobbs Ferry Local Development Corp., RB 5.00%, 07/01/39	1,000	1,023,830
5.00%, 07/01/44	2,000	2,029,148
Dutchess County Local Development Corp., RB 5.00%, 07/01/43	955	1,006,404
5.00%, 07/01/48	1,435	1,503,254
5.00%, 07/01/52	2,500	2,669,532
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	1,980	2,102,283
4.00%, 07/01/46	2,500	2,408,795
Geneva Development Corp., RB, 5.25%, 09/01/23(c)	160	166,340
Hempstead Town Local Development Corp., Refunding RB 5.00%, 10/01/34	570	589,203
5.00%, 10/01/35	265	272,592

Security	Par (000)	Value

Education (continued)
Hempstead Town Local Development Corp., Refunding RB (continued)
5.00%, 07/01/47	$2,165	$2,258,777
Monroe County Industrial Development Corp., Refunding RB
4.00%, 07/01/37	1,765	1,780,767
Series A, 5.00%, 07/01/23(c)	1,360	1,403,372
Series A, 5.00%, 07/01/32	300	328,612
Series A, 5.00%, 07/01/33	350	382,207
Series A, 5.00%, 07/01/34	350	380,876
Series A, 5.00%, 07/01/35	800	868,186
Series A, 5.00%, 07/01/36	1,000	1,082,808
Series A, 5.00%, 07/01/37	500	539,325
Series A, 4.00%, 07/01/50	5,000	4,734,480
Series C, 5.05%, 07/01/28	1,000	1,050,176
New York State Dormitory Authority, RB 5.00%, 01/01/42	5,000	5,078,860
4.00%, 07/01/46	2,450	2,243,289
1st Series, (AMBAC), 5.50%, 07/01/40	500	603,733
Series 1, (BHAC-CR AMBAC), 5.50%, 07/01/31	475	561,973
Series A, 4.13%, 01/01/30	1,600	1,608,032
Series A, 5.00%, 07/01/33	1,000	1,100,958
Series A, 5.25%, 01/01/34	250	258,582
Series A, 5.50%, 01/01/39	500	511,234
Series A, 5.00%, 07/01/43	8,065	8,552,618
Series A, 5.50%, 01/01/44	2,000	2,035,576
Series A, 4.00%, 07/01/44	2,010	1,977,257
New York State Dormitory Authority, Refunding RB 5.00%, 07/01/29	375	393,645
5.00%, 07/01/30	300	314,710
5.00%, 07/01/44	1,190	1,210,838
Series A, 5.25%, 07/01/23(c)	5,590	5,782,053
Series A, 5.00%, 07/01/24(c)	1,000	1,057,369
Series A, 4.00%, 07/01/33	1,000	1,000,596
Series A, 5.00%, 07/01/33	470	492,322
Series A, 4.00%, 07/01/34	2,000	1,984,590
Series A, 5.00%, 07/01/35	2,750	3,076,472
Series A, 5.00%, 07/01/36	1,850	1,981,948
Series A, 5.00%, 07/01/37	350	360,697
Series A, 4.00%, 07/01/38	1,160	1,164,427
Series A, 5.00%, 07/01/38	1,005	1,065,359
Series A, 5.00%, 07/01/41	500	518,694
Series A, 5.00%, 07/01/42	2,000	2,124,176
Series A, 5.00%, 07/01/43	1,000	1,023,514
Series A, 4.00%, 07/01/46	3,000	2,884,572
Series A, 4.00%, 07/01/47	1,250	1,152,344
Series A, 5.00%, 07/01/51	3,000	3,260,733
Series B, 5.00%, 10/01/38	10,000	11,002,770
Series C, 4.00%, 07/01/49	2,500	2,475,955
Onondaga County Trust for Cultural Resources, Refunding RB
5.00%, 05/01/40	135	141,398
4.00%, 12/01/41	2,500	2,509,017
Orange County Funding Corp., Refunding RB
Series A, 5.00%, 07/01/37	360	360,557
Series A, 5.00%, 07/01/42	220	220,300
Schenectady County Capital Resource Corp., Refunding RB 5.00%, 07/01/32	835	875,048

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) June 30, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Schenectady County Capital Resource Corp., Refunding RB (continued)
5.25%, 07/01/52	$285	$310,385
St. Lawrence County Industrial Development Agency, Refunding RB, Series B, 4.43%, 07/01/56	1,500	1,214,499
Troy Capital Resource Corp., Refunding RB 5.00%, 08/01/28	2,690	2,904,544
5.00%, 08/01/32	1,000	1,063,429
4.00%, 08/01/35	1,110	1,094,660
4.00%, 09/01/40	160	151,231
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/32.	500	525,131
Series A, 5.00%, 07/01/37	885	919,519

		128,309,578

Health — 2.8%
Buffalo & Erie County Industrial Land Development
Corp., RB, 5.25%, 07/01/35	1,000	1,024,711
Build NYC Resource Corp., Refunding RB, 5.00%, 07/01/24(c)	1,100	1,165,320
Dutchess County Local Development Corp., Refunding RB, Series A, 5.00%, 07/01/24(c)	750	794,537
Genesee County Funding Corp., Refunding RB, Series A, 5.25%, 12/01/52	835	881,322
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	525	482,479
Monroe County Industrial Development Corp., RB 5.00%, 12/01/29	660	693,754
4.00%, 12/01/41	100	87,393
5.00%, 12/01/46	4,960	5,017,546
Series A, 5.00%, 12/01/37	370	370,883
New York State Dormitory Authority, RB(a) 5.00%, 12/01/40	1,300	1,336,015
5.00%, 12/01/45	1,700	1,746,027
New York State Dormitory Authority, Refunding RB 5.00%, 12/01/27(a)	100	110,018
2.26%, 07/01/30	4,000	3,430,184
5.00%, 05/01/38	1,705	1,845,813
4.00%, 07/01/39	140	118,983
4.00%, 07/01/40	325	272,689
5.00%, 07/01/41	450	438,767
5.00%, 05/01/52	2,000	2,096,980
Series A, 5.00%, 05/01/32	1,270	1,349,031
Series A, 2.58%, 07/01/33	4,000	3,325,084
Series A, 5.00%, 05/01/43	1,570	1,620,118
Series C, 2.15%, 03/15/31	3,000	2,537,703
Catholic Health Services, 5.00%, 07/01/35	350	350,479
Catholic Health Services, 5.00%, 07/01/36	275	275,138
Catholic Health Services, 4.00%, 07/01/38	110	94,706
Catholic Health Services, 4.00%, 07/01/45	810	660,518
Southold Local Development Corp., RB, 4.00%, 12/01/45	1,900	1,572,668
Suffolk County Economic Development Corp., RB,
Series C, Catholic Health Services, 5.00%, 07/01/32	385	403,726
Tompkins County Development Corp., Refunding RB, 5.00%, 07/01/44	1,145	1,159,813

Security	Par (000)	Value

Health (continued)
Westchester County Healthcare Corp., Refunding RB, Series B, Senior Lien, 6.00%, 11/01/30	$110	$110,238
Westchester County Local Development Corp., Refunding RB 4.00%, 01/01/23	85	86,123
5.00%, 11/01/34	500	505,235
5.00%, 07/01/46(a)	2,545	2,278,913

		38,242,914

Housing — 3.9%
New York City Housing Development Corp., RB, M/F Housing 4.15%, 11/01/46	2,805	2,617,110
Series B-1, 5.00%, 07/03/23(c)	650	670,721
Series B-1, 5.25%, 07/03/23(c)	3,255	3,366,710
Series K, 3.85%, 11/01/38	4,000	3,832,576
Series K, 4.00%, 11/01/48	3,725	3,389,947
Series L, 2.75%, 05/01/50(d)	6,500	6,512,337
New York City Housing Development Corp., Refunding RB, (HUD SECT 8), 3.76%, 01/01/29	3,000	2,905,839
New York City Housing Development Corp.,
Refunding RB, M/F Housing, Series D, 4.10%, 11/01/38	2,500	2,323,940
New York State Housing Finance Agency, RB, M/F Housing
Series C, (FHLMC, FNMA, SONYMA GNMA), 2.75%, 11/01/31	1,000	922,169
Series E, (SONYMA), 4.15%, 11/01/47	165	154,641
Series J-1, (SONYMA), 2.80%, 11/01/51	4,500	3,286,620
Series A, AMT, (SONYMA), 4.90%, 02/15/38	645	645,017
Series A, AMT, (SONYMA), 5.10%, 02/15/38	875	875,125
New York State Housing Finance Agency, Refunding RB, Series C, (SONYMA), 3.85%, 11/01/39	4,425	4,213,635
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 3.25%, 10/01/51	5,000	5,020,320
State of New York Mortgage Agency, Refunding RB, Series 209, AMT, 3.35%, 04/01/29	385	383,568
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 235, AMT, 1.40%, 10/01/27	5,460	5,000,486
Series 235, AMT, 1.50%, 04/01/28	5,475	4,969,756
Yonkers Industrial Development Agency, RB AMT, (SONYMA), 5.25%, 04/01/37	585	585,180
Series A, AMT, (SONYMA), 4.80%, 10/01/26	415	415,623
Series A, AMT, (SONYMA), 5.00%, 10/01/37	1,640	1,640,146

		53,731,466

State — 8.6%
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S1, (SAW), 4.00%, 07/15/46	2,500	2,398,093
Series S-1, Subordinate, (SAW), 5.00%, 07/15/38	2,250	2,429,217
Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	4,865	5,073,679
Series S-3, Subordinate, (SAW), 5.25%, 07/15/36	2,080	2,306,319
Series S-3, Subordinate, (SAW), 5.00%, 07/15/37	3,015	3,262,275
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	5,000	5,387,515
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB
Series S-1, (SAW), 4.00%, 07/15/37	3,265	3,306,155
Series S-3, Subordinate, (SAW), 5.00%, 07/15/37	7,000	7,569,527

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB (continued)
Series S-4A, Subordinate, (SAW), 5.25%, 07/15/35	$9,165	$10,214,796
New York State Dormitory Authority, RB
Series A, 5.00%, 02/15/36	9,000	9,561,555
Series A, 5.00%, 02/15/38	5,000	5,280,000
Series A, 5.00%, 03/15/39	1,630	1,746,410
Series A, 5.00%, 03/15/40	2,500	2,652,510
Series A, 5.00%, 03/15/43	4,995	5,263,971
New York State Dormitory Authority, Refunding RB
Series A, 5.25%, 03/15/39.	7,250	8,028,200
Series A, 4.00%, 03/15/43	5,000	4,816,525
Series E, 5.00%, 03/15/40	5,645	6,062,154
Series E, 5.00%, 03/15/41	3,615	3,869,163
New York State Thruway Authority Highway & Bridge Trust Fund, Refunding RB, Series A, 5.00%, 04/01/32	1,000	1,002,233
New York State Urban Development Corp., RB, Series C, 5.00%, 03/15/30	250	255,041
New York State Urban Development Corp., Refunding RB 4.00%, 03/15/43	4,700	4,684,368
4.00%, 03/15/44	2,800	2,730,706
4.00%, 03/15/46	2,625	2,556,629
Series A, 5.00%, 03/15/38	5,000	5,307,400
Series B, 2.77%, 03/15/31	7,500	6,729,795
Series C-3, 5.00%, 03/15/39	5,000	5,320,015

		117,814,251

Tobacco — 3.4%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 06/01/39	825	826,338
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,595	4,494,337
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(a)	2,200	2,202,231
Series A, 5.00%, 06/01/42	3,775	3,704,600
Series A, 5.00%, 06/01/45	895	853,861
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	6,350	6,210,891
Series A-2-B, 5.00%, 06/01/51	3,955	3,865,601
Series B, 5.00%, 06/01/28	90	96,598
Series B, 5.00%, 06/01/29	105	111,690
Series C, 4.00%, 06/01/51	4,055	3,368,221
Niagara Tobacco Asset Securitization Corp., Refunding RB 5.25%, 05/15/34	2,250	2,296,028
5.25%, 05/15/40	1,250	1,266,508
TSASC, Inc., Refunding RB
Series A, 5.00%, 06/01/30	775	808,785
Series A, 5.00%, 06/01/33	3,000	3,187,167
Series A, 5.00%, 06/01/36	5,835	6,109,554
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	4,730	4,748,882
Sub-Series C, 5.13%, 06/01/51	2,375	2,379,933

		46,531,225

Security	Par (000)	Value

Transportation — 20.9%
Albany County Airport Authority, Refunding RB
Series B, AMT, 4.00%, 12/15/35	$120	$118,616
Series B, AMT, 4.00%, 12/15/34	235	234,397
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/35	2,500	2,686,058
Series A, 5.00%, 11/15/42	5,000	5,277,500
Series A-1, 5.25%, 11/15/23(c)	1,040	1,087,841
Series A-1, 4.00%, 11/15/45	3,000	2,719,650
Series A-1, 4.00%, 11/15/46	3,300	2,970,475
Series A-2, 4.00%, 11/15/43	7,500	6,884,715
Series B, 5.25%, 11/15/33	500	516,114
Series B, 5.25%, 11/15/38	1,855	1,890,685
Series B, 5.25%, 11/15/39	5,795	5,901,338
Series B, 5.25%, 11/15/44	2,125	2,160,600
Series D-3, 4.00%, 11/15/47	2,000	1,792,070
Series E, 5.00%, 11/15/38	2,350	2,381,020
Sub-Series A-1, 5.00%, 11/15/40	1,645	1,678,484
Sub-Series D-1, 5.00%, 11/15/39	4,250	4,323,380
Metropolitan Transportation Authority, Refunding RB
Series A, 5.25%, 11/15/35	5,000	5,410,495
Series A, (AGM), 5.00%, 11/15/44	12,500	13,211,662
Series B, 5.00%, 11/15/35	1,750	1,810,366
Series B, 5.00%, 11/15/37	1,500	1,547,399
Series D, 5.25%, 11/15/23(c)	670	700,820
Series D, 5.00%, 11/15/35	2,500	2,616,223
Series E, 4.00%, 11/15/45	2,500	2,281,180
Series F, 5.00%, 11/15/30	1,500	1,516,476
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	7,985	8,102,467
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	5,000	4,810,050
Series 1, 2.75%, 02/15/44	3,125	2,387,359
New York State Bridge Authority, RB
Series A, 4.00%, 01/01/38	200	196,953
Series A, 4.00%, 01/01/39	275	268,742
Series A, 4.00%, 01/01/40	350	339,831
Series A, 4.00%, 01/01/41	165	159,055
Series A, 4.00%, 01/01/46	735	683,774
New York State Thruway Authority, RB
Series A, Junior Lien, 5.00%, 01/01/41	7,440	7,745,300
Series A, Junior Lien, 5.25%, 01/01/56	10,000	10,430,180
New York State Thruway Authority, Refunding RB
Series J, 5.00%, 01/01/41	3,250	3,332,511
Series K, 5.00%, 01/01/29	5,000	5,331,095
Series K, 5.00%, 01/01/31	2,500	2,652,265
Series K, 5.00%, 01/01/32	1,500	1,591,650
Series L, 5.00%, 01/01/33	2,065	2,248,201
Series L, 5.00%, 01/01/34	910	984,155
Series L, 5.00%, 01/01/35	1,050	1,130,766
Series O, 4.00%, 01/01/38	4,000	3,964,584
Series O, 4.00%, 01/01/39	2,700	2,675,271
Series O, 4.00%, 01/01/40	5,000	4,936,500
Series O, 4.00%, 01/01/45	1,550	1,509,667
Series O, 4.00%, 01/01/46	1,105	1,073,058
Series O, 4.00%, 01/01/47	2,345	2,273,621
Series B, Subordinate, 4.00%, 01/01/38	4,560	4,503,812
Series B, Subordinate, 4.00%, 01/01/39	1,165	1,146,825
Series B, Subordinate, 4.00%, 01/01/41	4,900	4,794,145
Series B, Subordinate, 4.00%, 01/01/45	1,500	1,430,471

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) June 30, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/37	$6,820	$7,030,793
AMT, 5.00%, 12/01/41	1,000	1,025,943
Series A, AMT, 4.00%, 07/01/31	5,000	4,791,910
Series A, AMT, 5.00%, 07/01/34	250	252,150
Series A, AMT, 5.00%, 07/01/41	750	754,650
Series A, AMT, 5.00%, 07/01/46	1,500	1,507,788
Series A, AMT, 5.25%, 01/01/50	15,000	15,134,820
New York Transportation Development Corp., RB,
AMT, 4.00%, 10/31/46	1,355	1,147,509
New York Transportation Development Corp.,
Refunding RB, 5.00%, 12/01/34	3,790	3,991,457
Niagara Falls Bridge Commission, RB, (AGM), 4.16%, 10/01/33	1,650	1,567,833
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/32	400	435,778
AMT, 5.00%, 04/01/33	375	405,577
AMT, 5.00%, 04/01/34	225	242,314
AMT, 5.00%, 04/01/35	200	214,719
AMT, 5.00%, 04/01/36	210	224,690
AMT, 5.00%, 04/01/37	250	266,797
AMT, 5.00%, 04/01/38	250	266,297
AMT, 5.00%, 04/01/39	175	186,115
Port Authority of New York & New Jersey, ARB
Series 217, 4.00%, 11/01/38	4,055	4,044,469
218th Series, AMT, 4.00%, 11/01/41	8,090	7,698,242
221st Series, AMT, 4.00%, 07/15/60	475	432,883
Consolidated, 218th Series, AMT, 4.00%, 11/01/47	3,980	3,701,420
Series 221, AMT, 4.00%, 07/15/38	2,000	1,926,072
Port Authority of New York & New Jersey, Refunding ARB
Series 179, 5.00%, 12/01/38	150	154,745
Series 230, 5.00%, 12/01/42	1,890	2,108,376
178th Series, AMT, 5.00%, 12/01/43	285	290,320
193rd Series, AMT, 5.00%, 10/15/34	3,445	3,602,450
195th Series, AMT, 5.00%, 10/01/35	1,755	1,845,323
195th Series, AMT, 5.00%, 04/01/36	4,680	4,912,058
202nd Series, AMT, 5.00%, 04/15/37	5,000	5,248,560
206th Series, AMT, 5.00%, 11/15/37	1,525	1,606,074
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,023,091
Series 197, AMT, 5.00%, 11/15/41	1,250	1,301,881
Series 223, AMT, 4.00%, 07/15/46	3,090	2,923,338
Series 231, AMT, 5.00%, 08/01/38	2,500	2,725,973
Series 231, AMT, 5.50%, 08/01/39	2,500	2,839,447
Series 231, AMT, 5.50%, 08/01/40	4,000	4,515,712
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/51	2,500	2,695,728
Series B-3, 5.00%, 11/15/33	500	542,878
Series C- 2, Senior Lien, 4.00%, 05/15/46	3,655	3,547,247
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 4.00%, 05/15/42	3,000	2,965,524
Series A, 5.00%, 05/15/43	2,105	2,331,119
Series A, 5.00%, 05/15/47	2,500	2,767,721
Series A-1, 4.00%, 05/15/46	6,050	5,883,159
Series B, 5.00%, 11/15/37	10,070	10,920,734

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB (continued)
Series C, 5.00%, 11/15/37	$6,000	$6,661,074
Series C, 5.00%, 05/15/47	4,135	4,563,733

		287,646,363

Utilities — 10.4%
Long Island Power Authority, RB 5.00%, 09/01/36	1,080	1,176,265
5.00%, 09/01/37	2,000	2,192,918
5.00%, 09/01/38	4,200	4,599,697
5.00%, 09/01/39	8,000	8,747,776
Series C, (AGC), 5.25%, 09/01/29	3,500	3,978,961
Long Island Power Authority, Refunding RB
Series A, 4.00%, 09/01/39	5,000	4,974,465
Series A, 4.00%, 09/01/42	1,500	1,465,799
Series B, 5.00%, 09/01/46	2,075	2,187,305
Series B, 1.50%, 09/01/51(d)	2,500	2,407,533
New York City Municipal Water Finance Authority, RB
Series BB-1, 4.00%, 06/15/50	200	191,883
Series DD, 5.25%, 06/15/47	2,455	2,605,425
Series CC-1, Subordinate, 4.00%, 06/15/51	685	662,389
New York City Municipal Water Finance Authority, Refunding RB
Series AA, 4.00%, 06/15/43	5,000	4,925,565
Series BB, 5.00%, 06/15/47	2,000	2,015,580
Series BB-1, 4.00%, 06/15/45	17,360	17,000,509
Series BB-2, 0.62%, 06/15/49(d)	15,000	15,000,000
Series DD-2, 5.00%, 06/15/40	4,850	5,194,976
Series EE, 5.00%, 06/15/34	3,000	3,462,768
Series EE, 5.00%, 06/15/37	2,735	2,951,814
Series EE, 5.25%, 06/15/37	1,075	1,178,635
Series EE, 4.00%, 06/15/39	2,500	2,515,197
Series EE, 5.00%, 06/15/40	8,355	8,949,283
Series FF, 5.00%, 06/15/40	11,500	12,433,213
Series HH, 5.00%, 06/15/39	1,000	1,051,548
Series CC-3, Subordinate, 5.00%, 06/15/32	2,000	2,323,030
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	5,000	4,961,215
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/45	1,875	1,872,034
Series A, 4.00%, 11/15/50	2,990	2,906,758
Suffolk County Water Authority, Refunding RB,
Series A, 3.75%, 06/01/36	4,280	4,262,752
Utility Debt Securitization Authority, Refunding RB 5.00%, 12/15/37	5,000	5,288,490
Series TE, Restructured, 5.00%, 12/15/32	1,000	1,040,954
Series TE, Restructured, 5.00%, 12/15/41	8,570	8,756,629

		143,281,366

Total Municipal Bonds in New York		1,092,828,279

Puerto Rico — 7.8%

State — 4.6%
Commonwealth of Puerto Rico, GO 0.00%, 11/01/43(d)	9,860	4,902,354
0.00%, 11/01/51(d)	12,440	5,349,219
Series A1, Restructured, 5.63%, 07/01/29	2,619	2,814,378
Series A1, Restructured, 5.75%, 07/01/31	1,093	1,199,264
Series A1, Restructured, 4.00%, 07/01/33	1,036	949,211

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Commonwealth of Puerto Rico, GO (continued)
Series A1, Restructured, 4.00%, 07/01/35	$931	$839,152
Series A1, Restructured, 4.00%, 07/01/37	799	708,206
Series A1, Restructured, 4.00%, 07/01/41	1,087	942,628
Series A1, Restructured, 4.00%, 07/01/46	1,130	939,975
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(b)	1,333	753,147
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(d)	564	171,974
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	16,715	15,983,886
Series A-1, Restructured, 5.00%, 07/01/58	7,337	7,190,737
Series A-2, Restructured, 4.33%, 07/01/40	10,560	9,849,344
Series A-2, Restructured, 4.54%, 07/01/53	49	45,552
Series A-2, Restructured, 4.78%, 07/01/58	7,067	6,742,342
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(b)
Series A-1, Restructured, 0.00%, 07/01/29	490	361,992
Series A-1, Restructured, 0.00%, 07/01/31	582	385,696
Series A-1, Restructured, 0.00%, 07/01/33	841	503,193
Series A-1, Restructured, 0.00%, 07/01/46	7,502	1,995,217
Series B-1, Restructured, 0.00%, 07/01/46	2,677	711,589

		63,339,056

Tobacco — 0.0%
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	225	228,529

Utilities — 3.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	355	355,000
Series A, Senior Lien, 5.13%, 07/01/37	100	100,000
Puerto Rico Electric Power Authority, RB 7.50%, 07/01/20	762	681,037
3rd Series, 5.40%, 01/01/23(e)(f)	278	234,629
Series A, 6.75%, 07/01/36	3,560	3,152,024
Series A-3, 10.00%, 07/01/19(e)(f)	999	1,083,971
Series B-3, 10.00%, 07/01/19(e)(f)	999	1,083,971
Series C-1, 5.40%, 01/01/18(e)(f)	2,745	2,320,762
Series C-2, 5.40%, 07/01/18(e)(f)	2,745	2,321,138
Series C-4, 5.40%, 07/01/20(e)(f)	277	234,629
Series CCC, 5.25%, 07/01/26	770	617,883
Series CCC, 5.25%, 07/01/28	440	353,076
Series WW, 5.50%, 07/01/17	610	489,491
Series WW, 5.50%, 07/01/19	970	778,372
Series WW, 5.38%, 07/01/24	385	308,941
Series WW, 5.25%, 07/01/33	420	337,027
Series XX, 5.25%, 07/01/35	185	148,452
Series XX, 5.75%, 07/01/36	260	208,636
Series A, RB, 5.00%, 07/01/29	1,860	1,492,548
Series A, RB, 7.00%, 07/01/33	1,025	907,535
Series A, RB, 5.00%, 07/01/42	3,150	2,527,702
Series A, RB, 7.00%, 07/01/43	410	363,014
Series TT, RB, 5.00%, 07/01/25	210	168,513
Series TT, RB, 5.00%, 07/01/26	565	453,381
Series WW, RB, 5.50%, 07/01/38	520	417,271
Series XX, RB, 5.25%, 07/01/27	285	228,697
Series XX, RB, 5.25%, 07/01/40	5,345	4,289,069

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22	$990	$794,421
Series AAA, 5.25%, 07/01/23	2,670	2,142,528
Series AAA, 5.25%, 07/01/28(e)(f)	5,655	4,537,826
Series BBB, 5.40%, 07/01/28	1,240	995,032
Series UU, 3.47%, 07/01/17(d)	185	160,950
Series UU, 0.00%, 07/01/18	165	143,550
Series UU, 1.32%, 07/01/20(d)	1,475	1,283,250
Series UU, 1.35%, 07/01/31(d)	1,755	1,526,850
Series ZZ, 5.00%, 07/01/17	430	345,051
Series ZZ, 5.25%, 07/01/19	1,370	1,099,350
Series ZZ, 5.00%, 07/01/20	2,220	1,781,428
Series ZZ, 5.25%, 07/01/24	875	702,139
Series ZZ, 5.00%, 07/01/28	435	349,064
Series AAA, Refunding RB, 5.25%, 07/01/29	235	188,575
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	1,860	1,492,548

		43,199,331

Total Municipal Bonds in Puerto Rico		106,766,916

Total Municipal Bonds — 87.5% (Cost: $1,248,905,962)		1,202,804,578

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

New York — 16.6%

County/City/Special District/School District — 4.4%
City of New York, GO
Series D, 5.00%, 12/01/43(h)	1,010	1,084,238
Series F-1, 5.00%, 04/01/39	10,000	10,696,205
Series I, 5.00%, 03/01/32	991	1,034,848
Sub-Series 1-I, 5.00%, 03/01/36	1,750	1,826,641
New York City Transitional Finance Authority Future Tax Secured Revenue, RB 5.25%, 08/01/37	10,000	10,917,090
Series A1, 5.00%, 08/01/40	13,360	14,288,226
Series B-1, 4.00%, 11/01/45	10,000	9,519,675
Series F-1, 5.00%, 08/01/36	3,001	3,196,133
Series F-1, 5.00%, 05/01/38	3,448	3,664,784
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/32	3,540	3,791,924

		60,019,764

Housing — 0.0%
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	627	612,673

State — 4.8%
New York State Dormitory Authority, RB
Series A, 5.00%, 03/15/32	5,000	5,528,988
Series A, 5.00%, 02/15/34	10,000	10,715,642
Series B, 5.00%, 03/15/39	15,393	16,415,272
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/36(h)	1,995	2,120,937
Series A, 5.00%, 03/15/46	3,998	4,345,904
Series C, 5.00%, 03/15/39	9,000	9,643,505
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/47	1,497	1,460,209
Series A-1, 5.00%, 03/15/32	1,499	1,528,288

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) June 30, 2022	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
New York State Urban Development Corp., Refunding RB
Series A, 4.00%, 03/15/37	$8,740	$8,679,502
Series A, 5.00%, 03/15/45	6,004	6,214,353

		66,652,600

Transportation — 4.8%
Metropolitan Transportation Authority, Refunding RB
Series B-1, 5.00%, 11/15/36.	13,500	14,346,225
Series B-1, 5.00%, 11/15/51	10,000	10,419,657
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/53(h)	1,156	1,085,288
Port Authority of New York & New Jersey, Refunding ARB 178th Series, AMT, 5.00%, 12/01/32	991	1,011,961
194th Series, 5.25%, 10/15/55	2,310	2,422,308
Consolidated, Series 211, 5.00%, 09/01/48	960	1,029,846
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/41	10,000	10,677,285
Series A, 5.00%, 11/15/46	500	521,582
Series B, 5.00%, 11/15/38	9,000	9,727,857
Series C, 5.25%, 05/15/52	12,610	14,243,392

		65,485,401

Utilities — 2.6%
New York City Water & Sewer System, Refunding RB, 5.00%, 06/15/38(h)	7,504	8,065,800
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	10,000	9,721,605
Series A, 4.00%, 11/15/60	872	827,217
Utility Debt Securitization Authority, Refunding RB 5.00%, 12/15/41	7,800	8,398,161
Series A, 5.00%, 12/15/34	5,000	5,352,225
Series A, Restructured, 5.00%, 12/15/35	1,000	1,070,515
Series B, 4.00%, 12/15/35	1,580	1,601,003

		35,036,526

Total Municipal Bonds in New York		227,806,964

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.6% (Cost: $235,668,564)		227,806,964

Total Long-Term Investments — 104.8% (Cost: $1,495,905,120)		1,440,690,828

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.6%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.70%(i)(j)	35,564,012	$35,564,012

Total Short-Term Securities — 2.6% (Cost: $35,563,675)		35,564,012

Total Investments — 107.4% (Cost: $1,531,468,795)		1,476,254,840

Other Assets Less Liabilities — 1.3%		18,515,794

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.7)%		(120,062,244)

Net Assets — 100.0%		$1,374,708,390

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 15, 2024 to July 1, 2027, is $6,653,538. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$32,939,572	$2,624,440	(a)	$—	$2,106	$(2,106)	$35,564,012	35,564,012	$43,730	$—

(a)	Represents net amount purchased (sold).

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock New York Municipal Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1,012	09/21/22	$119,780	$129,550
U.S. Long Bond	822	09/21/22	113,513	(782,323)
5-Year U.S. Treasury Note	537	09/30/22	60,211	(216,647)

				$(869,420)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$129,550	$—	$129,550

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$998,970	$—	$998,970

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$33,847,342	$—	$33,847,342

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$3,426,115	$—	$3,426,115

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$390,686,424

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$10,079,286	$—	$10,079,286

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) June 30, 2022	BlackRock New York Municipal Opportunities Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,202,804,578	$—	$1,202,804,578
Municipal Bonds Transferred to Tender Option Bond Trusts	—	227,806,964	—	227,806,964
Short-Term Securities
Money Market Funds	35,564,012	—	—	35,564,012

	$35,564,012	$1,440,690,828	$—	$1,476,254,840

Derivative Financial Instruments
Assets
Interest Rate Contracts	$129,550	$—	$—	$129,550
Liabilities
Interest Rate Contracts	(998,970)	—	—	(998,970)

	$(869,420)	$—	$—	$(869,420)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $118,891,962 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds

Education — 0.0%
Capital Trust Agency, Inc., RB
8.25%, 01/01/44	$445	$8,900
8.25%, 01/01/49	950	19,000

Total Corporate Bonds — 0.0% (Cost: $812,943)		27,900

Municipal Bonds

Alabama — 1.8%
Black Belt Energy Gas District, Refunding RB, Series D1, 4.00%, 07/01/52(a)	2,590	2,676,084
Chelsea Park Cooperative District, SAB, 5.00%, 05/01/48	930	879,874
County of Jefferson Alabama Sewer Revenue,
Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	365	381,391
Series D, Sub Lien, 7.00%, 10/01/51	2,355	2,579,980
Series D, Sub Lien, 6.50%, 10/01/53	3,465	3,749,847
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	5,620	6,395,532
MidCity Improvement District, SAB
3.88%, 11/01/27	130	124,305
4.25%, 11/01/32	350	323,122
4.50%, 11/01/42	745	634,654
4.75%, 11/01/49	795	670,516
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53(a)	11,210	11,860,471
Stadium Trace Village Improvement District, RB, 3.63%, 03/01/36	3,860	3,273,554
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(b)	1,068	967,663

		34,516,993

American Samoa — 0.1%
American Samoa Economic Development Authority, RB, Series A, 5.00%, 09/01/38(b)	1,235	1,322,200

Arizona — 3.1%
Arizona Industrial Development Authority, RB
5.00%, 07/01/45(b)	1,135	1,095,693
7.10%, 01/01/55(b)	4,540	3,879,998
5.00%, 07/01/55(b)	1,215	1,167,226
Class B, 4.00%, 07/01/41	560	488,738
Class B, 4.00%, 07/01/51	1,555	1,280,648
Class B, 4.00%, 07/01/61	3,110	2,499,193
Series A, 5.00%, 07/01/39(b)	1,270	1,236,271
Series A, 5.00%, 12/15/39(b)	150	149,415
Series A, 5.00%, 07/01/49(b)	2,790	2,672,351
Series A, 5.00%, 07/15/49(b)	675	655,682
Series A, 5.00%, 12/15/49(b)	345	334,863
Series A, 4.00%, 07/01/51	1,555	1,266,070
Series A, 5.00%, 07/01/54(b)	1,110	1,062,548
Series A, 4.00%, 07/01/61	3,190	2,530,959
Series B, 5.13%, 07/01/47(b)	420	413,328
Series B, 5.25%, 07/01/51(b)	570	566,043
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.00%, 07/01/26	630	640,682
Series A, 5.25%, 07/01/47	3,235	3,245,142

Security	Par (000)	Value

Arizona (continued)
Arizona Industrial Development Authority, Refunding RB(b) (continued)
Series A, 5.50%, 07/01/52	$2,970	$2,998,408
Florence Town, Inc. Industrial Development Authority, RB, 6.00%, 07/01/23(c)	1,375	1,432,586
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	275	275,925
5.00%, 05/15/56	1,090	1,074,010
Industrial Development Authority of the City of Phoenix, RB 5.00%, 07/01/54	1,330	1,352,574
5.00%, 07/01/59	655	664,532
Series A, 5.00%, 07/01/34(b)	250	252,500
Series A, 5.00%, 07/01/36(b)	1,225	1,231,539
Series A, 5.00%, 07/01/39(b)	205	207,050
Series A, 5.00%, 07/01/41(b)	1,685	1,688,646
Series A, 5.00%, 07/01/43	1,445	1,425,404
Series A, 6.75%, 07/01/44(b)	810	863,143
Series A, 5.00%, 07/01/49(b)	320	323,200
Series A, 5.00%, 07/01/54(b)	530	535,300
Industrial Development Authority of the City of Phoenix, Refunding RB(b) 5.00%, 07/01/35	300	300,501
5.00%, 07/01/45	1,250	1,226,561
Series A, 5.00%, 07/01/35	295	295,492
Industrial Development Authority of the County of Pima, RB 5.13%, 07/01/39	700	684,345
5.25%, 07/01/49	870	834,722
Industrial Development Authority of the County of Pima, Refunding RB(b) 4.00%, 06/15/51	3,995	3,235,870
5.00%, 07/01/56	1,285	1,211,970
4.00%, 06/15/57	3,070	2,447,880
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	1,340	1,360,521
Maricopa County Industrial Development Authority, RB(b) 5.25%, 10/01/40	1,255	1,287,552
5.50%, 10/01/51	1,255	1,275,960
AMT, 4.00%, 10/15/47	6,500	5,590,540
Tender Option Bond Trust Receipts/Certificates, Refunding RB, Series A, 4.00%, 12/01/46	1,190	892,620

		60,154,201

Arkansas — 1.6%
Arkansas Development Finance Authority, RB(b)
Series A, AMT, 4.50%, 09/01/49	17,755	17,133,380
Series A, AMT, 4.75%, 09/01/49	8,190	8,191,482
University of Arkansas, RB, Series A, 5.00%, 04/01/52	5,000	5,337,410

		30,662,272

California — 6.2%
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	690	589,270
Series A-2, 4.00%, 08/01/47	4,430	3,467,569
California Educational Facilities Authority, Refunding RB, 2.25%, 04/01/51	9,975	6,719,559

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	$8,723	$7,944,451
Series 2021-1, Class A, 3.50%, 11/20/35	5,779	5,384,052
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	2,560	2,091,986
California Municipal Finance Authority, RB
Series A, 5.50%, 08/01/34(b)	270	271,132
Series A, 6.00%, 08/01/44(b)	655	662,022
Series A, 3.00%, 02/01/46	1,200	881,380
Series A, 6.13%, 08/01/49(b)	570	577,407
Series A, 4.00%, 02/01/51	930	834,968
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 02/01/42	345	357,529
Series A, 3.00%, 11/01/48	2,000	1,505,910
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	5,270	5,776,400
California School Finance Authority, RB 6.65%, 07/01/33	295	299,054
6.90%, 07/01/43	650	659,091
California Statewide Communities Development Authority, RB(b) 5.25%, 12/01/38	1,420	1,465,414
5.25%, 12/01/48	1,000	1,015,623
California Statewide Communities Development Authority, SAB, Series 2021-A, 4.00%, 09/02/51	2,000	1,626,404
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	9,320	7,670,323
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	2,415	1,682,910
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	1,845	1,436,261
CMFA Special Finance Agency, RB, M/F Housing, Series A-1, 3.00%, 12/01/56(b)	3,425	2,280,464
CSCDA Community Improvement Authority, RB, M/F Housing(b) 2.65%, 12/01/46	1,985	1,502,546
3.13%, 07/01/56	3,670	2,514,728
4.00%, 07/01/56	7,370	5,705,815
4.00%, 08/01/56	5,000	4,181,040
4.00%, 10/01/56	1,230	1,048,873
4.00%, 12/01/56	8,815	6,697,399
4.00%, 03/01/57	2,465	1,889,188
3.25%, 05/01/57	1,740	1,215,524
4.00%, 06/01/57	1,445	1,058,834
4.00%, 07/01/58	1,405	976,784
Series A, 5.00%, 01/01/54	1,050	998,179
Series A, 3.00%, 09/01/56	5,550	3,901,656
Series A2, 3.25%, 07/01/56	1,225	851,965
Series B, 4.00%, 07/01/58	1,585	1,132,893
Series B, 4.00%, 12/01/59	4,645	3,189,280
Senior Lien, 3.00%, 06/01/47	1,510	1,128,151
Series B, Sub Lien, 4.00%, 12/01/59	2,380	1,450,006
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(d)	78,490	7,596,341
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)	4,420	2,019,962

Security	Par (000)	Value

California (continued)
Los Angeles Department of Water & Power, RB,
Series B, 5.00%, 07/01/47	$1,275	$1,415,140
Riverside County Transportation Commission, RB, Series A, Senior Lien, 5.75%, 06/01/23(c)	2,115	2,193,727
San Diego County Regional Airport Authority, ARB, Series B, AMT, 4.00%, 07/01/56(e)	2,510	2,305,104
San Francisco City & County Redevelopment
Agency Successor Agency, ST, CAB, Series C, 0.00%, 08/01/43(d)	3,000	826,509
San Francisco City & County Redevelopment
Agency Successor Agency, TA, CAB(b)(d)
Series D, 0.00%, 08/01/23	470	449,135
Series D, 0.00%, 08/01/26	580	480,000
Series D, 0.00%, 08/01/31	1,155	747,288
San Mateo Joint Powers Financing Authority, RB, Class A, 3.00%, 06/15/46	7,835	6,131,726

		118,806,972

Colorado — 4.4%
9th Avenue Metropolitan District No.2, GO, 5.00%, 12/01/48	1,565	1,414,547
Aspen Street Metropolitan District, GO, Series A, 5.13%, 12/01/50	1,075	898,407
Aurora Crossroads Metropolitan District No.2, GO
Series A, 5.00%, 12/01/40	1,000	938,474
Series A, 5.00%, 12/01/50	500	448,587
Aviation Station North Metropolitan District No.2, GO
Series A, 5.00%, 12/01/39	750	711,073
Series A, 5.00%, 12/01/48	1,350	1,230,205
Banning Lewis Ranch Metropolitan District No. 8, GO, 4.88%, 12/01/51(b)	2,335	1,840,587
Brighton Crossing Metropolitan District No.6, GO, Series A, 5.00%, 12/01/50	500	452,140
Broadway Station Metropolitan District No.2, GO
Series A, 5.00%, 12/01/35	735	706,199
Series A, 5.13%, 12/01/48	2,840	2,619,511
Bromley Park Metropolitan District No.2, Refunding GOL, Sub-Series B, 6.38%, 12/15/47	937	926,548
Cascade Ridge Metropolitan District, GO, 5.00%, 12/01/51	3,000	2,439,123
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	820	747,430
Clear Creek Transit Metropolitan District No. 2, GO
Series A, 5.00%, 12/01/41	575	546,382
Series A, 5.00%, 12/01/50	1,000	869,687
Colorado Educational & Cultural Facilities Authority, RB 5.00%, 12/01/33	450	444,678
5.00%, 12/01/42	545	523,418
Colorado Educational & Cultural Facilities Authority, Refunding RB(b) 5.00%, 12/01/40	115	104,870
5.00%, 12/01/50	155	135,568
5.00%, 12/01/55	180	154,902
Colorado Health Facilities Authority, RB
Series A, 5.00%, 05/15/35	1,255	1,173,113
Series A, 5.00%, 05/15/44	1,415	1,228,879
Series A, 5.00%, 05/15/49	940	785,080
Series A, 5.00%, 05/15/58	1,980	1,581,594

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	$4,620	$4,249,046
Colorado High Performance Transportation
Enterprise, RB, 5.00%, 12/31/56	2,500	2,529,753
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	1,260	1,143,517
Copperleaf Metropolitan District No.3, GO, Series A, 5.00%, 12/01/22(c)	500	522,591
E-470 Public Highway Authority, Refunding RB,
Series B, 1.37%, 09/01/39(a)	2,560	2,517,079
Eagle Brook Meadows Metropolitan District No.3,
GO, Series 2021, 5.00%, 12/01/51	1,600	1,346,493
Fitzsimons Village Metropolitan District No. 3, Refunding GO
Series A-1, 4.00%, 12/01/26	800	774,886
Series A-1, 4.00%, 12/01/41	1,500	1,219,106
Series A-1, 4.25%, 12/01/55	3,095	2,381,469
Green Valley Ranch East Metropolitan District No.6, GO, Series A, 5.88%, 12/01/50	2,615	2,550,347
Greenways Metropolitan District No. 1, GO,
Series A, 4.63%, 12/01/51	1,580	1,229,580
Home Place Metropolitan District, GO, Series A, 5.75%, 12/01/50	2,345	2,217,992
Horizon Metropolitan District No. 2, GO 4.50%, 12/01/51(b)	1,675	1,170,041
Series A, 4.50%, 12/01/50	1,810	1,354,123
Jefferson Center Metropolitan District No.1, RB
Series A-2, 4.13%, 12/01/40	580	544,418
Series A-2, 4.38%, 12/01/47	1,000	925,280
Karl’s Farm Metropolitan District No.2, GO(b)
Series A, 5.38%, 12/01/40	515	510,223
Series A, 5.63%, 12/01/50	1,350	1,254,369
Longs Peak Metropolitan District, GO, 5.25%, 12/01/51(b)	5,000	4,118,686
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	2,640	2,096,964
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	760	744,365
Palisade Metropolitan District No.2, GO,
Subordinate, 7.25%, 12/15/49	2,825	2,518,896
Palisade Park West Metropolitan District, GO,
Series A, 5.13%, 12/01/49	1,500	1,375,788
Pomponio Terrace Metropolitan District, GO,
Series A, 5.00%, 12/01/49	1,450	1,305,016
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	1,240	1,283,313
Pronghorn Valley Metropolitan District, GO, Series A, 4.00%, 12/01/51	1,300	1,022,207
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	3,900	3,696,525
Reunion Metropolitan District, RB, Series A, 3.63%, 12/01/44	1,545	1,150,387
Southlands Metropolitan District No.1, Refunding GO
Series A-1, 5.00%, 12/01/37	1,115	1,066,732
Series A-1, 5.00%, 12/01/47	3,990	3,622,194
Sterling Ranch Community Authority Board, RB,
Series B, Subordinate, 7.13%, 12/15/50	750	674,357

Security	Par (000)	Value

Colorado (continued)
Thompson Crossing Metropolitan District No.4,
Refunding GOL 5.00%, 12/01/39	$1,400	$1,322,126
5.00%, 12/01/49	1,480	1,332,466
Timberleaf Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,730	1,636,301
Waters’ Edge Metropolitan District No.2, GO, 5.00%, 12/01/51	2,595	2,103,697
Westcreek Metropolitan District No.2, GO, Series A, 5.38%, 12/01/48	800	763,626
Wild Plum Metropolitan District, GO, Series A, 5.00%, 12/01/24(c)	595	635,442

		83,830,403

Connecticut — 0.6%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing
Series B-1, (FHLMC, FNMA, GNMA), 3.00%, 11/15/49	1,760	1,708,707
Series C-2, AMT, 2.00%, 05/15/30	125	109,785
Series C-2, AMT, 2.05%, 11/15/30	500	435,014
Series C-2, AMT, 2.15%, 11/15/31	400	341,681
Connecticut State Health & Educational Facilities Authority, RB(b)
Series A, 5.00%, 01/01/45	825	830,884
Series A, 5.00%, 01/01/55	1,100	1,089,786
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	3,765	3,822,917
Mohegan Tribe of Indians of Connecticut, RB,
Series A, 6.75%, 02/01/45(b)	971	989,943
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30(b)	2,045	2,153,407

		11,482,124

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB,
Series AH-01, Class B, 6.88%, 05/01/39(b)(f)	3,650	3,650,000
County of Kent Delaware, RB, Series A, 5.00%, 07/01/58	1,500	1,434,411

		5,084,411

District of Columbia — 1.4%
District of Columbia Tobacco Settlement Financing Corp., RB, Series B, 0.00%, 06/15/46(d)	43,620	6,805,680
District of Columbia Tobacco Settlement Financing Corp., RB, CAB(d)
Series A, 0.00%, 06/15/46	40,740	8,506,104
Series C, 0.00%, 06/15/55	88,900	6,561,798
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	385	395,120
District of Columbia, RB, Class A, AMT, 5.50%, 02/28/37	880	955,459
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B,
Subordinate, 4.00%, 10/01/49	2,170	1,937,200
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB,
Series B, 2nd Lien, (AGC), 0.00%, 10/01/30(d)	3,005	2,194,750

		27,356,111

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 10.6%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	$1,720	$1,752,339
Artisan Lakes East Community Development District, SAB
Series 2021-1, 3.13%, 05/01/41	475	367,221
Series 2021-1, 4.00%, 05/01/51	450	369,762
Series 2021-2, 3.13%, 05/01/41(b)	510	394,279
Series 2021-2, 4.00%, 05/01/52(b)	550	449,879
Babcock Ranch Community Independent Special District, SA
Series 2022, 5.00%, 05/01/42	1,570	1,534,124
Series 2022, 5.00%, 05/01/53	1,570	1,478,458
Boggy Branch Community Development District, SAB, 4.00%, 05/01/51	1,365	1,121,611
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,180	1,180,498
Brevard County Health Facilities Authority, Refunding RB 4.00%, 11/15/45(b)	4,040	3,386,094
5.00%, 04/01/47	10,000	10,518,730
4.00%, 11/15/55(b)	5,960	4,635,849
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	2,280	2,301,293
Capital Trust Agency, Inc., RB 4.50%, 01/01/35(b)	2,250	2,068,749
5.00%, 06/01/41(b)	220	206,928
5.00%, 07/01/49(b)	1,265	1,195,610
5.00%, 01/01/55(b)	4,350	3,884,128
5.00%, 06/01/56(b)	740	679,440
4.88%, 06/15/56(b)	6,670	5,210,737
Series A, 5.00%, 06/15/49(b)	500	475,119
Series A, 5.00%, 12/15/49	300	301,508
Series A, 5.75%, 06/01/54(b)	1,925	1,881,566
Series A, 5.00%, 12/15/54	260	261,363
Series B, 0.00%, 01/01/35(d)	3,405	1,499,467
Series B, 0.00%, 01/01/60(d)	64,500	4,645,548
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(d)	166,025	7,944,994
Celebration Pointe Community Development District, SAB 4.75%, 05/01/24	165	167,533
5.00%, 05/01/34	1,180	1,194,179
Charles Cove Community Development District, SAB 3.25%, 05/01/25	275	270,590
3.75%, 05/01/30	360	344,481
4.25%, 05/01/40	975	892,162
4.38%, 05/01/50	1,505	1,322,039
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	530	529,194
AMT, 5.00%, 10/01/49	2,510	2,232,806
AMT, 4.00%, 10/01/51	3,150	2,336,689
City of Tallahassee Florida, RB, Series A, 5.00%, 12/01/55	2,600	2,654,486
Collier County Health Facilities Authority, RB, Series A, 5.00%, 05/01/48	2,090	2,186,520
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(g)(h)	370	252,757
County of Lake Florida, RB(b) 5.00%, 01/15/39	550	560,507
5.00%, 01/15/49	825	829,809

Security	Par (000)	Value

Florida (continued)
County of Lake Florida, RB(b) (continued) 5.00%, 01/15/54	$830	$831,736
County of Osceola Florida Transportation Revenue, Refunding RB, Series A-1, 4.00%, 10/01/54	2,500	2,178,082
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/50	1,770	381,460
Series A-2, 0.00%, 10/01/51	2,125	438,921
Series A-2, 0.00%, 10/01/52	2,125	421,245
Series A-2, 0.00%, 10/01/53	5,675	1,082,654
Series A-2, 0.00%, 10/01/54	2,125	389,102
County of Palm Beach Florida, RB, 5.00%, 04/01/51(b)	540	536,005
Elevation Pointe Community Development District, Sassessment
Series A-1, 4.40%, 05/01/42	700	639,120
Series A-1, 4.60%, 05/01/52	1,090	981,729
Series A-2, 4.40%, 05/01/32	2,200	2,096,252
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	6,530	5,957,117
Florida Development Finance Corp., RB
5.00%, 06/15/41(b)	1,245	1,194,138
5.00%, 06/15/51(b)	1,190	1,093,835
5.25%, 06/01/55(b)	2,830	2,592,671
Series A, 5.75%, 06/15/29	695	710,304
Series A, 6.00%, 06/15/34	835	852,919
Series A, 6.13%, 06/15/44	3,185	3,237,922
Series A, 4.00%, 06/15/52	2,875	2,386,161
Series A, 5.00%, 06/15/52	1,500	1,519,617
Series A, 5.13%, 06/15/55(b)	10,455	8,789,999
Series B, 4.50%, 12/15/56(b)	5,945	4,480,580
Series C, 5.75%, 12/15/56(b)	2,030	1,593,958
AMT, 5.00%, 05/01/29(b)	3,300	3,195,202
AMT, 3.00%, 06/01/32	915	740,563
Florida Development Finance Corp., Refunding RB 1.75%, 06/01/26(b)	485	432,771
2.38%, 06/01/27(b)	395	352,016
5.00%, 06/01/51	1,135	929,734
6.50%, 06/30/57(b)	1,515	1,520,699
Class A, 4.00%, 06/01/36(b)	2,110	1,837,413
Class A, 4.00%, 06/01/55(b)	1,450	1,064,301
Gracewater Sarasota Community Development District, SAB, 4.00%, 05/01/52	1,000	863,544
Grand Oaks Community Development District, SAB 4.25%, 05/01/40	915	837,260
4.50%, 05/01/52	1,015	904,150
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36	2,000	2,003,810
Greeneway Improvement District, SAB, 5.13%, 05/01/43	940	914,532
Hills Minneola Community Development District, SAB(b)
4.00%, 05/01/40	1,025	878,318
4.00%, 05/01/50	1,500	1,184,995
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/25	80	80,442
4.25%, 05/01/26	165	163,952
4.95%, 05/01/29(b)	605	615,672
2.70%, 05/01/31	205	186,197
4.88%, 05/01/35	265	266,958
3.75%, 05/01/39(b)	570	493,255

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, SAB (continued) 5.50%, 05/01/39(b)	$610	$629,640
3.75%, 05/01/40	525	434,794
3.00%, 05/01/41	155	124,323
4.88%, 05/01/45	545	545,050
5.13%, 05/01/46	945	909,430
5.65%, 05/01/48(b)	1,025	1,053,498
4.00%, 05/01/49(b)	355	294,886
3.90%, 05/01/50	525	407,297
4.00%, 05/01/52	685	598,844
Series 1A, 3.90%, 05/01/23	100	100,202
Series 1A, 4.25%, 05/01/28	535	536,484
Series 1A, 5.00%, 05/01/38	1,175	1,197,132
Series 1A, 5.10%, 05/01/48	2,545	2,572,382
Series 1B, 4.75%, 05/01/29	955	975,149
Series 1B, 5.30%, 05/01/39	1,090	1,130,217
Series 1B, 5.45%, 05/01/48	1,935	1,997,748
Laurel Road Community Development District, SAB
Series A-1, 2.60%, 05/01/26	230	221,550
Series A-1, 3.00%, 05/01/31	250	225,550
Series A-1, 3.25%, 05/01/41	1,010	796,110
Series A-1, 4.00%, 05/01/52	1,155	944,746
Series A-2, 3.13%, 05/01/31	1,695	1,486,918
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	4,710	3,422,875
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	1,405	1,406,315
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/29	1,745	1,757,077
Series A, 5.00%, 05/01/37	890	894,723
Mirada II Community Development District, SAB 3.13%, 05/01/31	500	446,403
4.00%, 05/01/51	1,500	1,154,605
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	845	748,433
Series A-1, 4.25%, 05/01/51	1,430	1,224,826
Series A-2, 4.20%, 05/01/35	1,220	1,104,235
Series A-3, 4.75%, 05/01/40	1,615	1,440,601
Pine Island Community Development District, RB, CAB, 0.00%, 11/01/24(d)	420	377,845
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/39	220	220,907
Sandridge Community Development District, SAB
Series A1, 3.88%, 05/01/41	615	524,523
Series A1, 4.00%, 05/01/51	600	483,800
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(g)(h)	330	301,479
Sawyers Landing Community Development District, SAB 4.13%, 05/01/41	530	482,348
4.25%, 05/01/53	3,520	3,067,363
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	2,420	2,133,566
Somerset Community Development District, Refunding SA 4.00%, 05/01/32	515	484,472

Security	Par (000)	Value

Florida (continued)
Somerset Community Development District, Refunding SA (continued) 4.20%, 05/01/37	$665	$570,283
South Broward Hospital District, RB, Series A, 3.00%, 05/01/51	5,145	3,727,702
Southern Groves Community Development District No.5, SAB 3.38%, 05/01/25	120	119,378
4.00%, 05/01/30	180	178,956
4.30%, 05/01/40	840	805,574
4.50%, 05/01/46	600	568,710
Tolomato Community Development District, Refunding SAB
Series 2015-2, 0.00%, 05/01/40	125	90,336
Series A-2, 4.25%, 05/01/37	910	850,473
Tolomato Community Development District, SAB(g)(h) 3rd Series, 6.65%, 05/01/40	105	1
Series 2015-3, 6.61%, 05/01/40	135	1
Trout Creek Community Development District, SAB 5.38%, 05/01/38	670	675,548
5.50%, 05/01/49	1,695	1,695,456
V-Dana Community Development District, SAB(b)
Series 1, Class AR, 3.00%, 05/01/25	230	225,270
Series 1, Class AR, 3.50%, 05/01/31	525	491,967
Series 1, Class AR, 4.00%, 05/01/40	750	664,525
Series 1, Class AR, 4.00%, 05/01/51	1,200	986,032
Viera East Community Development District, Refunding SAB, 5.00%, 05/01/26	640	641,140
Viera Stewardship District, SAB, Series 2021, 4.00%, 05/01/53	1,710	1,497,957
Village Community Development District No.14, SA 5.38%, 05/01/42	3,365	3,378,406
5.50%, 05/01/53	2,510	2,520,452
West Villages Improvement District, SAB 4.25%, 05/01/29	400	390,327
4.75%, 05/01/39	885	839,705
5.00%, 05/01/50	1,415	1,318,681
Windward at Lakewood Ranch Community Development District, SAB 3.25%, 05/01/27	700	679,314
3.63%, 05/01/32	835	775,774
4.00%, 05/01/42	730	635,514
4.25%, 05/01/52	880	751,817

		203,308,002

Georgia — 1.9%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	2,805	2,309,516
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62	875	877,100
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(c)	555	603,378
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,020	1,105,869
Series A, 5.00%, 05/15/36	1,020	1,102,014
Series A, 5.00%, 05/15/37	1,120	1,208,230
Series A, 5.00%, 05/15/38	615	663,452
Series A, 5.00%, 05/15/49	2,055	2,214,655
Series C, 4.00%, 05/01/52(a)	2,430	2,466,654

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB (continued) Series C, RB, 4.00%, 03/01/50(a)	$5,780	$5,887,219
Municipal Electric Authority of Georgia, RB 4.00%, 01/01/49	4,150	3,800,977
Series A, 5.00%, 01/01/49	3,235	3,306,552
Series A, 5.00%, 07/01/52	2,765	2,858,070
Series A, 5.00%, 01/01/59	525	535,915
Municipal Electric Authority of Georgia, Refunding RB
Series A-R, Subordinate, 5.00%, 01/01/45	3,000	3,210,960
Series A-R, Subordinate, 5.00%, 01/01/50	4,000	4,246,872
Private Colleges & Universities Authority, Refunding RB, 4.00%, 10/01/50	1,155	1,057,752

		37,455,185

Guam — 0.1%
Territory of Guam, Refunding RB, Series A, 5.00%, 11/01/35	1,100	1,137,282

Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB 3.50%, 09/01/33	375	339,936
5.00%, 09/01/37	1,000	1,007,853
3.00%, 03/01/51	2,835	2,038,113
Idaho Housing & Finance Association, RB 5.00%, 12/01/46(b)	1,000	1,002,492
5.00%, 08/15/47	3,215	3,601,787
Series A, 6.00%, 07/01/39(b)	370	403,240
Series A, 6.00%, 07/01/49(b)	595	642,314
Series A, 6.00%, 07/01/54(b)	570	613,034
Series A, 6.95%, 06/15/55(b)	1,540	1,497,748
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	265	265,618

		11,412,135

Illinois — 5.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/38	655	669,462
Series A, 5.00%, 12/01/39	4,845	4,946,231
Series A, 4.00%, 12/01/47	4,905	4,303,730
Series C, 5.25%, 12/01/39	2,250	2,277,999
Series D, 5.00%, 12/01/46	3,620	3,635,329
Series H, 5.00%, 12/01/46	725	730,725
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	2,210	2,314,504
Series B, 4.00%, 12/01/35	1,155	1,088,634
Series C, 5.00%, 12/01/30	1,370	1,417,190
Series D, 5.00%, 12/01/31	1,500	1,547,616
Series G, 5.00%, 12/01/44	3,700	3,734,429
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	590	521,496
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/52	5,550	5,995,476
City of Chicago Illinois, Refunding GO, Series B, 4.00%, 01/01/37	6,469	5,805,106
Illinois Finance Authority, RB, Series A, 6.00%, 10/01/48	1,700	1,702,212
Illinois Finance Authority, Refunding RB 6.00%, 02/01/34	335	339,507
4.00%, 09/01/35	1,000	949,883

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB (continued) 4.00%, 09/01/37	$1,000	$923,463
4.00%, 09/01/39	2,000	1,811,584
4.00%, 09/01/41	1,250	1,111,686
6.13%, 02/01/45	790	796,367
5.00%, 05/15/56	815	728,030
Series A, 3.00%, 08/15/48	6,350	4,753,794
Series C, 5.00%, 02/15/36	1,805	1,916,183
Series C, 5.00%, 02/15/41	3,000	3,152,610
Illinois State Toll Highway Authority, RB Series A, 5.00%, 01/01/45	5,000	5,361,610
Series A, 4.00%, 01/01/46	2,490	2,334,527
Series A, 5.00%, 01/01/46	1,480	1,594,916
Metropolitan Pier & Exposition Authority, RB Series A, 5.50%, 06/15/53	3,925	4,015,008
Series A, 5.00%, 06/15/57	4,555	4,586,862
Metropolitan Pier & Exposition Authority, Refunding RB 4.00%, 06/15/50	3,370	2,920,391
4.00%, 06/15/52	6,325	5,379,444
Quad Cities Regional Economic Development Authority, Refunding RB, 4.75%, 10/01/32	675	678,559
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/33	2,775	3,125,469
State of Illinois, GO 5.50%, 05/01/30	1,235	1,364,833
5.00%, 02/01/39	510	514,997
5.50%, 05/01/39	2,460	2,646,719
Series A, 5.00%, 04/01/35	1,460	1,472,540
Series A, 4.00%, 03/01/38	2,250	2,111,022
Series A, 5.00%, 04/01/38	2,190	2,200,319
Series A, 4.00%, 03/01/39	2,100	1,957,578
Series A, 4.00%, 03/01/40	2,300	2,124,586

		101,562,626

Indiana — 0.6%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	525	554,691
AMT, 7.00%, 01/01/44	1,270	1,344,088
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	2,325	2,326,379
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(c)	370	380,443
Series A, AMT, 6.75%, 05/01/39	2,785	3,194,534
Indiana Housing & Community Development
Authority, RB, 5.38%, 10/01/40(b)	3,175	2,766,987

		10,567,122

Iowa — 0.2%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	2,360	2,210,154
Iowa Higher Education Loan Authority, Refunding RB, 5.50%, 11/01/51	1,000	978,169

		3,188,323

Kansas — 0.3%
City of Manhattan Kansas, RB, Series A, 4.00%, 06/01/52	1,360	1,052,489
City of Prairie Village Kansas, Refunding TA 2.88%, 04/01/30	815	737,043
3.13%, 04/01/36	1,000	848,645

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas (continued)
City of Shawnee Kansas, RB(b) 5.00%, 08/01/41	$770	$747,341
5.00%, 08/01/56	1,900	1,770,034

		5,155,552

Kentucky — 0.4%
City of Hazard Kentucky, Refunding RB, 3.00%, 07/01/46	2,500	1,877,820
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	1,940	1,825,625
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/24(d)	250	236,477
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 6.00%, 07/01/23(c)	3,000	3,110,757

		7,050,679

Louisiana — 1.2%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	3,010	2,590,421
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	1,990	1,768,789
Louisiana Public Facilities Authority, RB(b) Series A, 5.00%, 06/01/41	990	855,794
Series A, 5.00%, 04/01/49	500	474,487
Series A, 5.25%, 06/01/51	1,830	1,556,664
Series A, 5.25%, 06/01/60	3,385	2,785,811
Series A, 6.50%, 06/01/62	855	851,252
Louisiana Public Facilities Authority, Refunding RB Class A, 4.00%, 04/01/30(c)	985	1,069,800
Class A, 4.00%, 04/01/50	7,335	6,899,462
Parish of St. James Louisiana, RB, 2nd Series, 6.35%, 07/01/40(b)	3,160	3,546,446

		22,398,926

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	4,050	3,337,091

Maryland — 1.3%
City of Baltimore Maryland, Refunding RB 5.00%, 09/01/46	1,500	1,352,488
Series A, 4.00%, 09/01/27	325	328,160
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	4,890	4,980,494
Maryland Economic Development Corp., RB 5.00%, 07/01/56	985	966,449
Class B, AMT, 5.25%, 06/30/55	4,760	4,890,391
Maryland Economic Development Corp., Refunding RB, 5.00%, 07/01/39	950	966,365
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	605	492,131
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	8,165	8,647,625

Security	Par (000)	Value

Maryland (continued)
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	$2,750	$1,853,096
Montgomery County Housing Opportunities Commission, RB, M/F Housing, Series C, (FHA 542(C)), 2.85%, 01/01/51	1,855	1,387,713

		25,864,912

Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB 4.00%, 06/01/56	1,570	1,340,511
Series D, 4.00%, 07/01/45	715	702,319
Massachusetts Development Finance Agency, Refunding RB 4.00%, 10/01/32(b)	355	366,155
4.13%, 10/01/42(b)	855	875,428
4.00%, 07/01/45	560	470,084
4.00%, 07/01/50	1,050	844,277
Series A, 5.00%, 07/01/38	1,200	1,269,466
Series A, 5.00%, 07/01/39	3,055	3,229,621
Series A, 5.00%, 07/01/44	2,000	2,105,214
Series B, 4.00%, 06/01/50	2,120	1,859,257
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	11,915	12,848,326

		25,910,658

Michigan — 0.4%
Advanced Technology Academy, Refunding RB 3.50%, 11/01/24	190	188,939
5.00%, 11/01/34	400	403,827
5.00%, 11/01/44	160	159,224
City of Detroit Michigan, GO 5.00%, 04/01/34	485	508,708
5.00%, 04/01/35	485	507,678
5.00%, 04/01/36	340	355,128
5.00%, 04/01/37	545	568,050
5.00%, 04/01/38	240	249,557
Grand Traverse County Hospital Finance Authority, Refunding RB, 3.00%, 07/01/51	2,000	1,445,126
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(c)	350	350,000
Michigan Strategic Fund, RB AMT, 5.00%, 06/30/48	2,030	2,020,193
AMT, 4.00%, 10/01/61(a)	1,355	1,351,352

		8,107,782

Minnesota — 0.7%
City of Cologne Minnesota,RB, Series A, 5.00%, 07/01/45	2,065	1,969,742
City of Deephaven Minnesota, Refunding RB, Series A, 5.25%, 07/01/40	500	498,498
City of Minneapolis Minnesota, RB Series A, 5.00%, 07/01/55	1,405	1,291,563
Series A, 5.75%, 07/01/55	3,435	3,489,668
Duluth Economic Development Authority, Refunding RB Series A, 4.25%, 02/15/48	1,925	1,803,482
Series A, 5.25%, 02/15/53	3,850	4,005,686

		13,058,639

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi — 0.3%
Mississippi Home Corp., Refunding RB, S/F Housing, Series B, (FHLMC, FNMA, GNMA), 2.10%, 12/01/41	$8,025	$6,261,386

Missouri — 1.0%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 11/15/48	3,650	3,381,232
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	1,020	869,021
Series A, 4.75%, 11/15/47	1,135	916,305
Kansas City Industrial Development Authority, ARB, Class B, RB, AMT, 5.00%, 03/01/54	5,550	5,724,647
Kansas City Industrial Development Authority, RB, Series C, 7.50%, 11/15/46	425	356,519
Kansas City Industrial Development Authority, Refunding RB
Class B, 5.00%, 11/15/46	772	629,591
Class D, 2.00%, 11/15/46	345	16,449
Kansas City Land Clearance Redevelopment Authority, TA(b)
Series B, 4.38%, 02/01/31	3,105	2,764,683
Series B, 5.00%, 02/01/40	1,240	1,060,200
Plaza at Noah’s Ark Community Improvement District, Refunding RB 3.00%, 05/01/25	350	338,785
3.00%, 05/01/26	275	262,365
3.00%, 05/01/30	225	204,914
3.13%, 05/01/35	750	635,019
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,204,013

		19,363,743

Nebraska — 0.3%
Central Plains Energy Project, Refunding RB, Series A, 5.00%, 09/01/42	6,090	6,311,274

Nevada — 0.2%
City of Las Vegas Nevada Special Improvement District No.815, SAB, 5.00%, 12/01/49	810	813,772
County of Clark Nevada, Refunding SAB 4.00%, 08/01/22	375	375,716
4.00%, 08/01/23	230	230,436
Tahoe-Douglas Visitors Authority, RB 5.00%, 07/01/40	825	862,300
5.00%, 07/01/45	1,025	1,056,424
5.00%, 07/01/51	1,100	1,121,901

		4,460,549

New Hampshire — 0.6%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	1,435	1,250,152
Series A, 4.25%, 08/15/46	1,610	1,357,228
Series A, 4.50%, 08/15/55	3,350	2,785,368
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	4,650	4,219,894
Series C, AMT, 4.88%, 11/01/42	2,515	2,359,213

		11,971,855

Security	Par (000)	Value

New Jersey — 3.8%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	$5,750	$5,881,554
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(c)	750	778,922
New Jersey Economic Development Authority, RB 4.00%, 11/01/39	1,165	1,113,322
6.00%, 10/01/43	970	999,653
Series A, 5.00%, 07/01/32	235	238,141
Series A, 5.00%, 07/01/37	375	376,625
Series A, 5.25%, 11/01/54(b)	3,955	3,578,860
Series B, 5.00%, 06/15/43	3,755	3,890,897
Series EEE, 5.00%, 06/15/43	5,550	5,750,860
AMT, 5.38%, 01/01/43	1,360	1,371,624
Series B, AMT, 6.50%, 04/01/31	2,405	2,538,915
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	10,160	8,172,064
New Jersey Health Care Facilities Financing Authority, Refunding RB 5.00%, 07/01/32	1,140	1,219,932
5.00%, 07/01/33	1,450	1,544,697
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 2.50%, 12/01/40	3,660	3,039,952
Series C, AMT, 3.25%, 12/01/51	1,700	1,259,751
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/40(d)	7,560	3,195,068
Series AA, 5.25%, 06/15/41	1,265	1,299,001
Series AA, 5.00%, 06/15/44	1,005	1,016,179
Series AA, 4.00%, 06/15/50	11,515	10,516,523
Series BB, 5.00%, 06/15/50	8,560	8,868,502
Series S, 5.25%, 06/15/43	4,095	4,305,409
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	1,195	1,254,629
South Jersey Port Corp., ARB, Series B, AMT, 5.00%, 01/01/36	575	593,843
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	900	933,170

		73,738,093

New Mexico — 0.5%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42	2,030	2,034,044
New Mexico Mortgage Finance Authority, RB, S/F Housing, Class C, (FHLMC, FNMA, GNMA), 3.00%, 01/01/52	7,595	7,345,709

		9,379,753

New York — 8.3%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/41	3,750	3,106,121
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	2,255	2,169,212
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	1,215	1,276,741
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 06/01/48	4,475	4,459,897
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	585	537,619
Metropolitan Transportation Authority, Refunding RB Series C-1, 4.75%, 11/15/45	4,115	4,160,397

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB (continued)
Series C-1, 5.00%, 11/15/50	$1,340	$1,374,926
Series C-1, 5.25%, 11/15/55	1,980	2,061,307
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/39	1,200	1,081,663
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	755	649,150
Series A, Class A, (AGM), 3.00%, 01/01/39	755	631,996
Series A, Class A, (AGM), 3.00%, 01/01/40	525	435,300
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series F-1, Subordinate, 5.00%, 02/01/47	2,500	2,742,847
Series F-1, Subordinate, 5.00%, 02/01/51	4,495	4,894,125
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	4,865	4,755,032
New York Liberty Development Corp., Refunding RB
Series 1, 2.75%, 02/15/44	14,320	10,939,836
Series 1, Class 1, 5.00%, 11/15/44(b)	15,115	14,726,257
Series 2, Class 2, 5.15%, 11/15/34(b)	450	456,215
Series 2, Class 2, 5.38%, 11/15/40(b)	1,070	1,088,392
Series-A, 3.00%, 11/15/51	4,025	2,967,310
New York State Dormitory Authority, Refunding RB 5.00%, 12/01/33(b)	590	627,476
Series D, 4.00%, 02/15/47	32,925	31,686,493
Series E, 5.00%, 12/01/35(b)	785	827,837
New York State Housing Finance Agency, RB, M/F Housing
Series J-1, (SONYMA), 2.45%, 11/01/41	2,950	2,249,826
Series J-1, (SONYMA), 2.65%, 11/01/46	3,935	2,869,493
New York Transportation Development Corp., ARB AMT, 5.00%, 12/01/34	10,000	10,390,920
Series A, AMT, 5.25%, 01/01/50	3,000	3,026,964
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,295	1,306,208
AMT, 4.00%, 01/01/36	5,000	4,422,280
AMT, 5.00%, 10/01/40	3,650	3,664,812
AMT, 4.00%, 10/31/46	2,220	1,880,051
AMT, 4.00%, 04/30/53	1,145	941,910
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	3,665	3,951,101
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(b)	530	505,030
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 4.00%, 07/15/61	15,000	13,639,860
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	4,040	3,064,558
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/54	670	635,403
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,290	1,317,364
Westchester County Local Development Corp., Refunding RB 5.00%, 07/01/46(b)	530	474,587
5.00%, 07/01/56(b)	5,000	4,148,750

Security	Par (000)	Value

New York (continued)
Westchester County Local Development Corp., Refunding RB (continued)
Series A, 5.13%, 07/01/55	$1,100	$857,001
Westchester Tobacco Asset Securitization Corp., Refunding RB
Sub-Series C, 4.00%, 06/01/42	740	742,954
Sub-Series C, 5.13%, 06/01/51	2,000	2,004,154

		159,749,375

North Carolina — 0.1%
North Carolina Turnpike Authority, RB, Senior Lien, 4.00%, 01/01/55	3,000	2,460,285

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,785	1,864,315
University of North Dakota, COP, Series A, (AGM), 2.50%, 06/01/54	6,200	3,820,812

		5,685,127

Ohio — 2.2%
American Municipal Power, Inc., Refunding RB 4.00%, 02/15/36	250	254,571
4.00%, 02/15/37	3,500	3,544,317
4.00%, 02/15/38	3,825	3,845,953
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,635	5,306,536
Cleveland-Cuyahoga County Port Authority, RB 4.00%, 07/01/46	190	185,545
4.00%, 07/01/51	260	247,867
Cleveland-Cuyahoga County Port Authority, Refunding TA(b) 4.00%, 12/01/55	940	743,104
4.50%, 12/01/55	1,230	950,286
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	1,435	1,399,118
County of Hardin Ohio, Refunding RB 5.00%, 05/01/30	620	613,132
5.25%, 05/01/40	615	581,120
5.50%, 05/01/50	2,895	2,615,922
Franklin County Convention Facilities Authority, RB 5.00%, 12/01/44	1,800	1,805,655
5.00%, 12/01/51	4,000	3,955,800
Hickory Chase Community Authority, Refunding RB, 5.00%, 12/01/40(b)	1,865	1,675,149
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	4,125	2,933,762
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	5,000	4,617,735
Ohio State University, RB, Series A, 4.00%, 12/01/48	—	938,737
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	1,100	891,343
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	5,980	5,145,084

		42,250,736

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oklahoma — 1.6%
Norman Regional Hospital Authority, RB, 4.00%, 09/01/45	$3,565		$3,202,240
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	14,390		15,295,404
Series A-2, 7.25%, 09/01/51(b)	1,920		2,040,805
Series B, 5.00%, 08/15/38	4,585		4,272,298
Series B, 5.25%, 08/15/43	4,130		3,781,907
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	1,180		972,587
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	1,050		1,074,360

			30,639,601

Oregon — 0.4%
Medford Hospital Facilities Authority, Refunding RB
Series A, 4.00%, 08/15/50	4,845		4,556,122
Series A, 5.00%, 08/15/50	2,000		2,111,832
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/49	915		830,945
Series A, 5.25%, 06/15/55	505		468,987

			7,967,886

Pennsylvania — 1.3%
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	275		209,325
4.00%, 07/01/51	200		148,544
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series A, 5.00%, 11/01/50	6,000		6,469,062
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/24(c)	2,750		2,909,163
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	880		802,827
Montgomery County Industrial Development Authority, Refunding RB, 5.00%, 12/01/46	1,470		1,464,626
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	980		1,001,640
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	895		914,142
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 02/15/40	3,520		3,429,374
Series A, 4.00%, 02/15/52	2,250		2,053,476
AMT, 5.50%, 11/01/44	5,390		5,469,616

			24,871,795

Puerto Rico — 10.9%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	135,505		7,560,908
Children’s Trust Fund, Refunding RB, Series B, 0.01%, 05/15/55(d)	2,000		193,058
Commonwealth of Puerto Rico, GO 0.00%, 11/01/43(a)	15,622		7,766,972
0.00%, 11/01/51(a)	35,964		15,464,573
Series A1, Restructured, 5.38%, 07/01/25	—	(e)	3
Series A1, Restructured, 5.63%, 07/01/29	11,002		11,823,517
Series A1, Restructured, 5.75%, 07/01/31	1,950		2,140,357
Series A1, Restructured, 4.00%, 07/01/33	1,849		1,694,080
Series A1, Restructured, 4.00%, 07/01/35	1,662		1,497,659
Series A1, Restructured, 4.00%, 07/01/37	1,426		1,263,954
Series A1, Restructured, 4.00%, 07/01/41	1,939		1,682,333

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico, GO (continued) Series A1, Restructured, 4.00%, 07/01/46	$2,017	$1,677,598
Commonwealth of Puerto Rico, GO, CAB, Series A, Restructured, 0.00%, 07/01/33(d)	2,379	1,344,163
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)	788	240,438
PRIFA Custodial Trust, RB, Series 2005, 0.00%, 03/15/49	3,300	1,196,778
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, 4.00%, 07/01/42(b)	1,075	936,327
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(b)
Series A, 5.00%, 07/01/33	3,530	3,579,279
Series B, 5.00%, 07/01/37	1,365	1,390,179
Series B, 4.00%, 07/01/47	2,905	2,441,074
Series A, Senior Lien, 5.00%, 07/01/35	4,890	4,947,213
Series A, Senior Lien, 5.00%, 07/01/47	4,625	4,613,706
Puerto Rico Electric Power Authority, RB(g)(h) 10.00%, 07/01/19	1,391	1,262,913
7.50%, 01/01/20	6,762	6,043,684
3rd Series, 5.40%, 01/01/23	208	175,591
Series A, 7.25%, 07/01/30	250	221,350
Series A, 6.75%, 07/01/36	5,830	5,161,882
Series A, 7.00%, 07/01/40	1,000	885,400
Series A, 5.05%, 07/01/42	1,080	866,641
Series A-3, 10.00%, 07/01/19	748	811,220
Series B-3, 10.00%, 07/01/19	748	811,220
Series C-1, 5.40%, 01/01/18	2,054	1,736,806
Series C-2, 5.40%, 07/01/18	2,054	1,737,086
Series C-4, 5.40%, 07/01/20	208	175,591
Series CCC, 5.00%, 07/01/22	715	573,748
Series CCC, 5.00%, 07/01/25	620	497,516
Series CCC, 5.25%, 07/01/26	590	473,443
Series CCC, 5.25%, 07/01/28	1,945	1,560,756
Series TT, 5.00%, 07/01/19	900	722,200
Series WW, 5.50%, 07/01/17	475	381,161
Series WW, 5.50%, 07/01/19	750	601,834
Series WW, 5.38%, 07/01/22	4,500	3,611,002
Series WW, 5.38%, 07/01/24	815	653,993
Series WW, 5.25%, 07/01/25	1,940	1,556,743
Series WW, 5.25%, 07/01/33	315	252,770
Series XX, 5.25%, 07/01/35	705	565,724
Series XX, 5.75%, 07/01/36	2,870	2,303,017
Series A, RB, 7.00%, 07/01/33	8,735	7,733,969
Series A, RB, 5.00%, 07/01/42	2,315	1,857,660
Series A, RB, 7.00%, 07/01/43	775	686,185
Series TT, RB, 5.00%, 07/01/25	3,270	2,623,995
Series TT, RB, 5.00%, 07/01/26	455	365,112
Series WW, RB, 5.50%, 07/01/38	415	333,015
Series XX, RB, 5.25%, 07/01/27	230	184,562
Series XX, RB, 5.25%, 07/01/40	8,385	6,728,501
Puerto Rico Electric Power Authority, Refunding RB 5.25%, 07/01/25(g)(h)	265	212,648
Series AAA, 5.25%, 07/01/22(g)(h)	765	613,870
Series AAA, 5.25%, 07/01/25	3,560	2,856,704
Series AAA, 5.25%, 07/01/28(g)(h)	3,655	2,932,936
Series UU, 3.47%, 07/01/17(a)	2,660	2,314,200
Series UU, 0.00%, 07/01/18(g)(h)	125	108,750
Series UU, 1.32%, 07/01/20(a)(g)(h)	1,135	987,450
Series UU, 1.35%, 07/01/31(a)(g)(h)	1,345	1,170,150
Series ZZ, 5.00%, 07/01/17(g)(h)	330	264,807

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Refunding RB (continued)
Series ZZ, 5.25%, 07/01/19(g)(h)	$1,050	$842,567
Series ZZ, 5.25%, 07/01/23(g)(h)	370	296,905
Series ZZ, 5.25%, 07/01/24(g)(h)	5,050	4,052,347
Series ZZ, 5.00%, 07/01/28(g)(h)	345	276,844
Series AAA, Refunding RB, 5.25%, 07/01/29(g)(h)	190	152,465
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	15,177	14,513,158
Series A-1, Restructured, 5.00%, 07/01/58	20,063	19,663,044
Series A-2, Restructured, 4.33%, 07/01/40	15,872	14,803,862
Series A-2, Restructured, 4.54%, 07/01/53	1,564	1,453,941
Series A-2, Restructured, 4.78%, 07/01/58	8,434	8,046,542
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/29	2,914	2,152,744
Series A-1, Restructured, 0.00%, 07/01/31	1,895	1,255,832
Series A-1, Restructured, 0.00%, 07/01/33	679	406,264
Series A-1, Restructured, 0.00%, 07/01/46	7,072	1,880,855
Series B-1, Restructured, 0.00%, 07/01/46	2,066	549,176

		209,418,520

Rhode Island — 0.6%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,005	1,022,145
Series A, 5.00%, 06/01/40	5,500	5,567,782
Series B, 5.00%, 06/01/50	5,650	5,688,025

		12,277,952

South Carolina — 0.7%
City Of Hardeeville South Carolina, RB(b) 3.00%, 05/01/27	500	479,975
3.50%, 05/01/32	850	757,591
3.88%, 05/01/41	1,400	1,181,972
4.00%, 05/01/52	1,350	1,064,366
County of Dorchester South Carolina, SAB, 6.00%, 10/01/51(b)	2,240	2,265,453
South Carolina Jobs-Economic Development Authority, RB
Series A, 5.00%, 11/15/42	585	559,201
Series A, 5.00%, 11/15/54	280	249,475
South Carolina Jobs-Economic Development Authority, Refunding RB 4.00%, 11/15/27	575	553,277
5.25%, 11/15/52	800	749,761
Series A, 5.00%, 05/01/48	5,825	6,044,329

		13,905,400

South Dakota — 0.7%
South Dakota Housing Development Authority,
Refunding RB, S/F Housing
Series A, Class A, (FHLMC, FNMA, GNMA), 3.00%, 11/01/51	6,005	5,927,361
Series B, 3.00%, 11/01/52	7,710	7,511,807

		13,439,168

Tennessee — 2.0%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	410	377,154
Franklin Health & Educational Facilities Board, Refunding RB, Series A, 7.50%, 06/01/47(b)(g)(h)	4,060	1,219,795

Security	Par (000)	Value

Tennessee (continued)
Knox County Health Educational & Housing Facility Board, Refunding RB, 5.00%, 04/01/36	$560	$576,438
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	1,650	1,217,075
Series A, 5.63%, 01/01/46	1,875	1,304,092
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB,
Series A, 5.00%, 07/01/40	925	963,714
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	1,635	1,449,392
Series A, 5.25%, 10/01/58	7,565	7,884,757
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, 4.00%, 06/01/51(b)	2,350	1,896,340
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(d)	4,000	1,310,292
Nashville Metropolitan Development & Housing Agency, TA, 5.13%, 06/01/36(b)	500	512,550
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	9,000	9,067,329
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	10,435	11,055,162

		38,834,090

Texas — 4.7%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	2,340	1,828,907
Arlington Higher Education Finance Corp., RB 5.00%, 06/15/51	2,045	1,893,269
(PSF-GTD), 5.00%, 08/15/52	3,440	3,748,792
5.63%, 08/15/54(b)	6,260	6,004,223
Series A, 5.88%, 03/01/24	230	234,841
Arlington Higher Education Finance Corp., Refunding RB, 5.00%, 08/15/51	1,000	904,021
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	1,610	1,649,844
Central Texas Regional Mobility Authority, Refunding RB, 0.00%, 01/01/31(d)	4,000	2,855,888
Central Texas Regional Mobility Authority, Refunding RB, CAB(d) 0.00%, 01/01/28	3,000	2,472,939
0.00%, 01/01/29	500	393,000
0.00%, 01/01/30	1,330	994,848
City of Crandall, SAB(b) 3.38%, 09/15/26	100	96,217
4.00%, 09/15/31	200	188,706
4.75%, 09/15/31	100	93,923
4.25%, 09/15/41	770	679,017
5.00%, 09/15/41	500	444,330
City of Houston Texas Airport System Revenue, RB AMT, 5.00%, 07/15/28	2,725	2,728,908
Series A, AMT, 6.63%, 07/15/38	1,110	1,110,911
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	615	618,379
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	3,925	3,920,671
City of Marble Falls Taxas, SAB(b) 4.63%, 09/01/31	100	94,210

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Marble Falls Taxas, SAB(b) (continued) 4.88%, 09/01/41	$295	$255,420
5.13%, 09/01/51	500	419,389
City of San Marcos Texas, SAB(b) 3.75%, 09/01/27	228	221,058
4.00%, 09/01/32	237	221,580
4.25%, 09/01/42	750	641,673
4.50%, 09/01/51	520	433,963
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	3,380	3,382,021
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 01/01/38	510	493,076
Series A, 5.00%, 01/01/43	520	495,836
Series A, 5.13%, 01/01/48	1,535	1,467,638
Harris County-Houston Sports Authority, Refunding RB, Series G, Senior Lien, (NPFGC), 0.00%, 11/15/41(d)	350	120,989
Hemphill County Hospital District, GO 4.63%, 02/01/39	1,500	1,390,506
4.75%, 02/01/45	2,500	2,241,937
Hidalgo County Regional Mobility Authority, RB
Series A, Senior Lien, 4.00%, 12/01/39	745	677,203
Series A, Senior Lien, 4.00%, 12/01/40	745	672,463
Series A, Senior Lien, 4.00%, 12/01/41	745	667,696
Hidalgo County Regional Mobility Authority, Refunding RB
Series B, Junior Lien, 4.00%, 12/01/38	585	539,942
Series B, Junior Lien, 4.00%, 12/01/39	1,000	917,834
Series B, Junior Lien, 4.00%, 12/01/40	1,040	948,346
Series B, Junior Lien, 4.00%, 12/01/41	1,000	905,133
Houston Higher Education Finance Corp., RB, 4.00%, 10/01/51	1,400	1,195,607
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,385	1,444,893
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.88%, 04/01/23(c)	890	918,338
Series A, 6.00%, 04/01/23(c)	1,355	1,399,384
Series A, 0.00%, 12/01/25(b)(d)	3,165	3,703,050
Series A, 5.00%, 07/01/57	3,000	2,791,575
New Hope Cultural Education Facilities Finance Corp., Refunding RB, 6.75%, 10/01/52	5,000	4,988,900
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	5,580	5,132,445
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	375	385,839
Series A, 5.75%, 08/15/45	735	754,680
Port Beaumont Navigation District, RB, AMT, 2.88%, 01/01/41(b)	2,000	1,386,618
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	645	579,114
Series A, 5.00%, 10/01/51	885	737,956
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	8,560	8,892,753
Texas Transportation Commission State Highway 249 System, RB, CAB(d) 0.00%, 08/01/46	2,580	771,691
0.00%, 08/01/47	3,850	1,083,879
0.00%, 08/01/48	4,070	1,075,868

Security	Par (000)	Value

Texas (continued)
Texas Transportation Commission State Highway 249 System, RB, CAB(d) (continued) 0.00%, 08/01/49	$3,825	$950,138
0.00%, 08/01/50	5,485	1,284,483
0.00%, 08/01/51	3,230	713,510
0.00%, 08/01/52	3,230	672,651
0.00%, 08/01/53	290	57,071

		90,989,990

Utah(b) — 0.1%
Utah Charter School Finance Authority, RB
Series A, 5.00%, 06/15/41	590	593,559
Series A, 5.00%, 06/15/52	750	746,210

		1,339,769

Vermont — 0.5%
East Central Vermont Telecommunications District, RB(b)
Series A, 4.75%, 12/01/40	2,850	2,541,083
Series A, 4.50%, 12/01/44	3,695	3,062,305
Series A, 4.50%, 12/01/50	3,000	2,370,489
Vermont Student Assistance Corp., RB, Class A, AMT, 2.38%, 06/15/39	2,475	1,960,163

		9,934,040

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	7,845	7,513,737
Hanover County Economic Development Authority, RB, 4.00%, 07/01/40(b)	1,790	1,508,107
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/50	1,250	1,084,739
Lower Magnolia Green Community Development Authority, SAB(b) 5.00%, 03/01/35	490	489,847
5.00%, 03/01/45	505	481,314
Norfolk Redevelopment & Housing Authority, RB, Series A, 5.00%, 01/01/49	1,250	1,250,660
Salem Economic Development Authority, Refunding RB, 4.00%, 04/01/45	830	760,344
Virginia Beach Development Authority, Refunding RB, 4.00%, 09/01/48	2,885	2,501,335

		15,590,083

Washington — 2.0%
Washington Economic Development Finance Authority, RB, Series A, AMT, 5.63%, 12/01/40(b)	3,470	3,539,254
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	885	807,524
Washington State Convention Center Public Facilities District, RB 4.00%, 07/01/31	3,750	3,465,806
Series B, 3.00%, 07/01/58	5,365	3,195,013
Washington State Housing Finance Commission, RB(b)
Series A, 5.00%, 07/01/50	620	629,885
Series A, 5.00%, 07/01/56	700	706,788
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	23,728	21,849,096

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington State Housing Finance Commission, Refunding RB(b) 5.75%, 01/01/35	$355	$357,840
6.00%, 01/01/45	940	947,508
5.00%, 01/01/48	2,410	2,484,773

		37,983,487

Wisconsin — 3.9%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	530	452,366
AMT, 4.25%, 07/01/54	3,690	2,989,468
Public Finance Authority, RB 5.00%, 06/15/39	310	314,131
5.00%, 06/15/41(b)	925	823,422
5.00%, 01/01/42(b)	1,555	1,501,352
5.00%, 12/01/45(b)	280	282,375
6.85%, 11/01/46(b)	1,325	1,300,697
7.00%, 11/01/46(b)	805	804,238
5.00%, 06/15/49	955	947,256
5.63%, 06/15/49(b)	5,975	5,390,776
5.00%, 04/01/50(b)	315	306,628
5.00%, 06/15/53	645	637,791
5.00%, 06/15/55(b)	2,405	2,007,716
5.00%, 01/01/56(b)	3,790	3,510,093
Series A, 4.25%, 06/15/31(b)	170	153,711
Series A, 6.25%, 10/01/31(b)	910	884,202
Series A, 5.00%, 06/01/40(b)	750	708,105
Series A, 5.00%, 06/15/41(b)	510	455,170
Series A, 5.38%, 06/01/44(b)	1,215	1,046,376
Series A, 5.38%, 07/15/47(b)	1,595	1,662,727
Series A, 7.00%, 10/01/47(b)	910	840,071
Series A, 5.00%, 06/01/49(b)	1,340	1,220,453
Series A, 5.63%, 06/15/49(b)	8,025	7,657,471
Series A, 5.00%, 06/15/51(b)	1,060	882,760
Series A, 5.25%, 12/01/51(b)	5,280	3,958,015
Series A, 5.50%, 06/01/54(b)	1,500	1,265,956
Series A, 5.00%, 06/15/55(b)	11,540	9,561,432
Series A, 4.75%, 06/15/56(b)	2,415	1,841,643
Series A-1, 4.50%, 01/01/35(b)	895	838,448
Series A-1, 5.50%, 12/01/48(b)(g)(h)	38	12,653
Series A-1, 5.00%, 01/01/55(b)	2,470	2,205,470
Series B, 0.00%, 01/01/35(b)(d)	1,160	511,155
Series B, 0.00%, 01/01/60(b)(d)	31,635	2,278,384
AMT, 4.00%, 09/30/51	4,000	3,231,332
AMT, 4.00%, 03/31/56	3,370	2,644,176
Public Finance Authority, Refunding RB 4.00%, 04/01/32(b)	595	586,543
4.00%, 04/01/42(b)	650	575,448
5.00%, 03/01/52(b)	1,300	1,155,915
4.00%, 04/01/52(b)	815	666,063
Series A, 5.00%, 10/01/34(b)	280	291,283
Series A, 5.00%, 10/01/39(b)	680	700,565
Series A, 4.00%, 12/01/41	1,500	1,374,640

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB 5.00%, 11/01/46	$130	$122,565
4.00%, 01/01/47	3,900	3,276,121
4.00%, 01/01/57	1,050	804,542
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	740	752,814

		75,434,518

Total Municipal Bonds — 92.4% (Cost: $1,938,493,158)		1,776,989,076

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

Georgia — 0.2%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	3,140	2,917,409

Illinois — 0.6%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/41	6,497	6,514,516
Series C, 4.00%, 02/15/41(c)	13	12,601
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,011	5,214,962

		11,742,079

Maryland — 0.7%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	15,000	13,945,980

Massachusetts — 0.2%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	3,463	3,463,863

New York — 3.7%
New York City Housing Development Corp., RB, M/F Housing
Series C-1, Class A, 4.15%, 11/01/39	3,107	3,021,599
Series C-1, Class A, 4.20%, 11/01/44	5,694	5,537,853
Series C-1, Class A, 4.30%, 11/01/47	4,661	4,532,399
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	3,421	3,244,575
New York State Dormitory Authority, Refunding RB
Series D, 4.00%, 02/15/47	17,079	16,437,937
Series E, 5.00%, 03/15/36	21,670	22,827,427
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,005	12,526,000
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,925	3,067,208

		71,194,998

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 1.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/55(c)	$2,930	$3,186,287
North Carolina Medical Care Commission, RB, 4.00%, 11/01/49	21,050	20,384,557

		23,570,844

Pennsylvania — 0.7%
Pennsylvania Economic Development Financing Authority, RB, Series A-1, 4.00%, 04/15/50	11,000	10,089,662
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	3,677	3,915,278

		14,004,940

Virginia — 0.7%
Fairfax County Economic Development Authority, Refunding RB, 4.00%, 05/15/42	8,137	8,000,468
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(j)	6,249	5,863,262

		13,863,730

Washington — 0.5%
Snohomish County Public Utility District No.1, RB, Series 1, 5.00%, 12/01/45	8,664	9,129,441

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	1,773	1,667,687

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.6% (Cost: $172,918,728)		165,500,971

Total Long-Term Investments — 101.0% (Cost: $2,112,224,829)		1,942,517,947

	Shares

Short-Term Securities

Money Market Funds — 4.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70%(k)(l)	77,781,063	77,796,619

Total Short-Term Securities — 4.0% (Cost: $77,782,928)		77,796,619

Total Investments — 105.0% (Cost: $2,190,007,757)		2,020,314,566

Other Assets Less Liabilities — 0.2%		2,846,073

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.2)%		(99,302,862)

Net Assets — 100.0%		$1,923,857,777

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Rounds to less than 1,000.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on July 1, 2028, is $4,292,234. See Note 4 of the Notes to Financial Statements for details.

(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period end.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/21	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$156,292,907	$—	$(78,470,736)(a)	$(38,823)	$13,271	$77,796,619	77,781,063	$123,857	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	972	09/21/22	$115,045	$1,515,083
U.S. Long Bond	1,224	09/21/22	169,027	2,493,767
5-Year U.S. Treasury Note	639	09/30/22	71,648	504,831

				$4,513,681

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,513,681	$—	$4,513,681

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$13,223,928	$—	$13,223,928

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$5,475,263	$—	$5,475,263

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$190,811,477

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) June 30, 2022	BlackRock High Yield Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$27,900	$—	$27,900
Municipal Bonds	—	1,773,339,076	3,650,000	1,776,989,076
Municipal Bonds Transferred to Tender Option Bond Trusts	—	165,500,971	—	165,500,971
Short-Term Securities
Money Market Funds	77,796,619	—	—	77,796,619

	$77,796,619	$1,938,867,947	$3,650,000	$2,020,314,566

Derivative Financial Instruments
Assets
Interest Rate Contracts	$4,513,681	$—	$—	$4,513,681

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $99,140,644 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.6%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama, Refunding RB, Series C, 5.00%, 11/15/46	$60,000	$63,083,820

Arizona — 2.1%
Arizona Industrial Development Authority, RB(a) 5.00%, 07/01/49	1,695	1,624,769
5.00%, 07/01/54	10,655	10,191,113
Series A, 5.00%, 07/01/39	1,300	1,265,475
Series A, 5.00%, 07/01/49	2,010	1,925,242
Arizona Industrial Development Authority, Refunding RB(a) Series A, 5.25%, 07/01/37	2,830	2,835,555
Series A, 5.50%, 07/01/52	2,450	2,473,434
City of Phoenix Civic Improvement Corp., RB 5.00%, 07/01/44	40,000	43,896,720
Series A, 4.00%, 07/01/45	1,000	996,457
Junior Lien, 4.00%, 07/01/40	1,000	1,009,285
Industrial Development Authority of the City of Phoenix, RB 6.88%, 07/01/23(b)	3,440	3,613,462
Series A, 6.75%, 07/01/44(a)	2,190	2,333,682
Industrial Development Authority of the City of Phoenix, Refunding RB, 5.00%, 07/01/45(a)	2,280	2,237,248
Maricopa County Industrial Development Authority, RB Series 2019E, 4.00%, 01/01/45	21,350	20,139,754
Series 2019F, 4.00%, 01/01/45	10,220	9,640,669
Series A, 4.00%, 01/01/41	21,460	21,170,011
Series A, 4.00%, 01/01/44	28,215	27,087,275
Maricopa County Industrial Development Authority, Refunding RB, Series A, 5.00%, 01/01/38	27,000	28,599,291
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	280	287,078
Salt River Project Agricultural Improvement & Power District, RB 4.00%, 01/01/39	30,280	31,058,045
4.00%, 01/01/41	11,595	11,735,369
5.00%, 01/01/47	5,000	5,481,920
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 4.00%, 01/01/45	1,515	1,519,404

		231,121,258

Arkansas(a) — 0.6%
Arkansas Development Finance Authority, RB Series A, AMT, 4.50%, 09/01/49	40,990	39,554,899
Series A, AMT, 4.75%, 09/01/49	31,500	31,505,702

		71,060,601

California — 16.7%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	10,000	9,576,780
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(c)	188,570	187,818,171
California Community Housing Agency, RB, M/F Housing(a)
Series A-1, 4.00%, 08/01/50	6,860	5,232,197
Series A-1, 3.00%, 02/01/57	13,720	9,629,917

Security	Par (000)	Value

California (continued)
California Community Housing Agency, RB, M/F Housing(a) (continued)
Series A-2, 4.00%, 08/01/51	$7,940	$5,284,920
California Health Facilities Financing Authority, Refunding RB
Series A, 4.00%, 04/01/44	11,000	10,259,029
Series A, 4.00%, 08/15/48	74,685	72,874,412
Series A, 4.00%, 11/15/48	4,000	3,789,328
Series A, 4.00%, 08/15/50	25,750	24,423,283
Series B, 4.00%, 08/15/39	15,000	14,781,900
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	12,887	11,736,121
Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	19,820	19,729,660
California Infrastructure & Economic Development Bank, RB, Series A-1, 5.00%, 01/01/56(a)	2,200	1,959,137
California Infrastructure & Economic Development Bank, RB, CAB, Class B, Class B, 0.00%, 01/01/61(a)(d)	48,175	3,549,775
California Public Finance Authority, RB, Series A, 4.00%, 07/15/51	8,450	8,096,444
California State Public Works Board, RB 5.00%, 11/01/46	25,795	28,489,752
Series B, 4.00%, 05/01/46	37,840	37,169,702
Series D, 4.00%, 05/01/46	10,000	9,849,460
Series D, 4.00%, 05/01/47	8,550	8,300,502
California Statewide Communities Development Authority, RB, 5.25%, 12/01/48(a)	2,000	2,031,246
California Statewide Communities Development Authority, SAB, Series C, 3.00%, 09/02/30	3,510	3,455,641
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA), 2.55%, 07/01/39	25,000	20,392,500
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.25%, 06/01/47	27,620	30,122,786
City of Los Angeles Department of Airports, ARB
Series A, AMT, 4.00%, 05/15/38	14,370	13,554,761
Series A, AMT, 5.00%, 05/15/44	2,880	2,990,938
Series A, AMT, 5.00%, 05/15/45	10,000	10,625,390
Series C, AMT, 5.00%, 05/15/45	16,260	17,359,940
Series C, AMT, 4.00%, 05/15/50	20,000	19,676,460
City of Los Angeles Department of Airports, Refunding ARB
AMT, 4.00%, 05/15/42	2,000	1,875,296
Series A, AMT, 4.00%, 05/15/44	5,000	4,799,595
Series A, AMT, 5.00%, 05/15/51	26,450	27,674,714
Series D, AMT, 4.00%, 05/15/40	10,000	9,712,450
AMT, Subordinate, 5.00%, 05/15/44	10,000	10,471,520
Series D, AMT, Subordinate, 5.00%, 05/15/46	55,285	58,482,519
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.00%, 05/15/40	35,740	39,028,509
CMFA Special Finance Agency VII, RB, M/F Housing, Series A1, 3.00%, 08/01/56(a)	1,330	949,762
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(a)	11,440	8,905,594
CMFA Special Finance Agency, RB, M/F Housing(a)
Series A-1, 3.00%, 12/01/56	2,835	1,887,625
Series A-2, 4.00%, 08/01/45	1,365	1,072,799

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(a)
3.13%, 07/01/56	$23,665	$16,215,542
4.00%, 07/01/56	33,920	26,334,478
4.00%, 10/01/56	5,275	4,498,214
4.00%, 12/01/56	4,620	3,510,151
3.25%, 04/01/57	4,730	3,442,508
3.25%, 05/01/57	11,890	8,306,081
4.00%, 06/01/57	9,220	6,756,020
4.00%, 07/01/58	9,055	6,295,217
3.25%, 10/01/58	2,120	1,496,720
Series A, 5.00%, 01/01/54	8,950	8,508,291
Series A2, 3.25%, 07/01/56	7,980	5,549,946
Series B, 4.00%, 07/01/58	10,330	7,383,460
Series B, 4.00%, 12/01/59	6,125	4,205,456
Senior Lien, 3.25%, 05/01/57	9,530	6,644,592
Senior Lien, 3.13%, 06/01/57	16,180	10,928,959
Series B, Sub Lien, 4.00%, 12/01/59	15,875	9,671,780
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	6,535	6,849,987
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(d)	152,220	14,732,004
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB
Series A, 5.00%, 07/01/44	28,900	32,174,740
Series A, 5.00%, 07/01/45	15,060	16,905,979
Los Angeles Department of Water & Power System Revenue, Refunding RB
Series B, 5.25%, 07/01/37	13,500	14,794,731
Series B, 5.25%, 07/01/38	15,000	16,406,820
Series B, 5.25%, 07/01/39	7,000	7,645,617
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series A, 5.25%, 07/01/44	19,000	20,530,792
Series B, 5.00%, 07/01/47	20,000	22,264,800
Series B, 4.00%, 07/01/49	10,000	10,026,090
Los Angeles Department of Water & Power, RB
5.00%, 07/01/51	10,000	10,984,000
Series B, 5.00%, 07/01/41	8,500	9,411,395
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/50	22,155	24,171,615
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 07/01/40	7,215	8,083,145
Palomar Community College District, GO, Series D, Election 2006, 5.25%, 08/01/45	24,540	26,522,930
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	18,910	20,577,597
Sacramento Area Flood Control Agency, SAB, 4.00%, 10/01/47	7,695	7,587,724
Sacramento Municipal Utility District, Refunding RB
Series H, 5.00%, 08/15/37	8,800	9,907,251
Series H, 5.00%, 08/15/38	11,000	12,343,617
San Diego County Regional Airport Authority, ARB
Series B, AMT, 5.00%, 07/01/51	25,000	26,248,525
Series B, AMT, 5.00%, 07/01/56	40,000	42,320,240

Security	Par (000)	Value

California (continued)
San Diego County Regional Airport Authority, Refunding ARB, Series B, AMT, Subordinate, 5.00%, 07/01/49	$12,840	$13,328,832
San Diego County Regional Transportation Commission, Refunding RB, Series A, 5.00%, 04/01/41	35,000	37,049,880
San Diego Public Facilities Financing Authority, Refunding RB
Series A, 5.00%, 05/15/39	10,000	10,627,790
Series A, Subordinate, 5.25%, 08/01/47	13,645	15,104,879
San Francisco Bay Area Rapid Transit District Sales Tax Revenue, RB, Series A, 3.00%, 07/01/44	7,805	6,379,097
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
2nd Series, AMT, 5.00%, 05/01/48	34,750	36,185,592
Series A, AMT, 5.00%, 05/01/44	31,450	32,775,743
Series A, AMT, 5.00%, 05/01/49	22,000	22,957,858
Series B, AMT, 5.00%, 05/01/41	25,000	25,783,650
Series B, AMT, 5.00%, 05/01/46	30,000	30,897,600
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB,
Series B, 1.00%, 10/01/26	100,000	95,227,600
State of California, GO, 4.00%, 03/01/46	10,000	10,021,220
State of California, Refunding GO 4.00%, 03/01/36	19,385	19,565,087
4.00%, 10/01/37	4,315	4,439,130
5.00%, 10/01/37	6,275	7,204,378
4.00%, 03/01/38	23,000	23,013,225
5.25%, 10/01/39	20,100	21,757,567
5.00%, 09/01/41	84,345	94,830,096
4.00%, 03/01/46	15,000	14,841,885
University of California, RB, Series AV, 5.25%, 05/15/42	56,000	60,293,968
University of California, Refunding RB
Series BE, 5.00%, 05/15/43	22,565	24,618,776
Series BE, 4.00%, 05/15/47	6,855	6,744,621
Series BH, 4.00%, 05/15/46	5,000	4,881,240
Series Q, 4.00%, 05/15/37	4,000	4,082,412

		1,870,469,675

Colorado — 3.3%
Arista Metropolitan District, Refunding GO,
Series A, 5.13%, 12/01/48	3,500	3,223,213
Brighton Crossing Metropolitan District No.6, GO
Series A, 5.00%, 12/01/35	525	508,882
Series A, 5.00%, 12/01/40	515	485,536
Series A, 5.00%, 12/01/50	1,500	1,356,418
Broadway Station Metropolitan District No.2, GO, Series A, 5.13%, 12/01/48	3,585	3,306,671
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a)	6,930	6,316,695
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/37	25,015	26,319,432
Series A, AMT, 5.25%, 12/01/43	62,620	66,496,303
City & County of Denver Colorado, COP, Series A, 5.38%, 06/01/43	10,000	10,763,180
City & County of Denver Colorado, RB
Series A, 4.00%, 08/01/43	2,500	2,500,662

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
City & County of Denver Colorado, RB (continued) Series A, 4.00%, 08/01/51	$72,275	$70,857,976
City & County of Denver Colorado, Refunding RB, AMT, 5.00%, 10/01/32	36,115	35,591,152
City of Colorado Springs CO Utilities System Revenue, RB Series B, 4.00%, 11/15/40	7,295	7,397,320
Series B, 4.00%, 11/15/46	12,290	12,156,592
City of Colorado Springs CO Utilities System Revenue, Refunding RB, Series A, 4.00%, 11/15/50	5,035	5,002,746
Colorado Educational & Cultural Facilities Authority, Refunding RB(a) 4.00%, 07/01/31	500	488,157
5.00%, 12/01/40	990	902,793
4.00%, 07/01/41	750	670,562
5.00%, 12/01/50	1,320	1,154,512
4.00%, 07/01/51	755	622,733
5.00%, 12/01/55	1,540	1,325,276
4.00%, 07/01/61	1,225	959,255
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	7,560	7,017,207
Colorado Health Facilities Authority, Refunding RB 4.00%, 11/15/38	14,855	14,679,860
4.00%, 11/15/43	20,810	19,843,355
Series A, 4.00%, 08/01/39	5,405	5,161,202
Cottonwood Highlands Metropolitan District No.1, GO, Series A, 5.00%, 12/01/49	900	810,284
Denver City & County School District No. 1, GO, Series A, (SAW), 5.00%, 12/01/45	22,500	25,311,240
Mayfield Metropolitan District, GO, Series A, 5.75%, 12/01/50	1,190	1,193,903
Southlands Metropolitan District No.1, Refunding GO, Series A-1, 5.00%, 12/01/47	3,000	2,723,454
State of Colorado, COP, Series J, 5.25%, 03/15/42	30,000	32,425,590
STC Metropolitan District No.2, Refunding GO, Series A, 4.00%, 12/01/29	1,500	1,408,924

		368,981,085

Connecticut — 0.7%
Connecticut State Health & Educational Facilities Authority, RB, 5.00%, 07/01/47	10,000	10,779,950
Connecticut State Health & Educational Facilities Authority, Refunding RB Series 2015-A, 0.38%, 07/01/35(c)	39,965	38,235,035
Series G-1, 5.00%, 07/01/39(a)	1,500	1,544,775
Series G-1, 5.00%, 07/01/44(a)	2,000	2,022,680
Series G-1, 5.00%, 07/01/50(a)	2,350	2,357,125
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(a)	3,930	3,990,455
State of Connecticut Special Tax Revenue, RB Series A, 4.00%, 05/01/40	5,000	4,997,205
Series D, 4.00%, 11/01/40	13,705	13,694,132
State of Connecticut, GO, Series C, 4.00%, 06/01/39	1,740	1,751,956

		79,373,313

Delaware — 0.2%
Delaware State Economic Development Authority, Refunding RB, Series A, 1.25%, 10/01/45(c)	25,165	23,645,512

Security	Par (000)	Value

District of Columbia — 4.8%
District of Columbia RB, Series C, 4.00%, 05/01/45	$5,000	$5,035,365
District of Columbia Water & Sewer Authority, Refunding RB Series C1, 4.00%, 10/01/47	24,045	23,944,973
Series C1, 4.00%, 10/01/51	16,145	15,735,240
Series B, Sub-Lien, 5.25%, 10/01/40	48,060	51,296,649
Series B, Sub-Lien, 5.25%, 10/01/44	63,075	66,931,468
District of Columbia, GO Series A, 5.00%, 06/01/41	30,000	31,935,120
Series D, 5.00%, 06/01/42	44,680	47,976,446
District of Columbia, Refunding GO
Series A, 4.00%, 10/15/39	5,000	5,041,915
Series A, 4.00%, 10/15/44	2,750	2,761,935
Series D, 4.00%, 02/01/46	24,200	24,535,170
District of Columbia, Refunding RB, Series A, 4.00%, 03/01/45	21,080	21,229,731
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB Series A, AMT, 5.00%, 10/01/36	10,000	10,592,660
Series A, AMT, 4.00%, 10/01/40	1,000	933,647
Series A, AMT, 4.00%, 10/01/41	2,000	1,848,930
Series A, AMT, 5.00%, 10/01/46	69,370	73,142,479
Washington Metropolitan Area Transit Authority, RB 5.00%, 07/01/43	35,480	37,550,861
Series A, 4.00%, 07/15/35	1,110	1,145,758
Series A, 4.00%, 07/15/40	2,345	2,373,574
Series A, 5.00%, 07/15/41	6,250	6,962,294
Series A, 5.00%, 07/15/45	50,585	55,198,757
Series B, 5.00%, 07/01/42	50,000	53,011,500

		539,184,472

Florida — 3.2%
Brevard County Health Facilities Authority, Refunding RB(a) 4.00%, 11/15/45	2,830	2,371,942
4.00%, 11/15/55	4,170	3,243,539
Broward County Florida Water & Sewer Utility Revenue, RB Series A, 4.00%, 10/01/45	5,250	5,162,026
Series A, 4.00%, 10/01/47	16,500	16,138,353
Capital Trust Agency, Inc., RB(a) 5.00%, 07/01/54	2,095	1,959,791
Series A, 5.00%, 06/15/49	4,365	4,147,793
Series A, 5.00%, 01/01/56	1,550	1,380,301
Series A-1, 5.00%, 07/01/56	6,900	6,363,732
Capital Trust Agency, Inc., RB, CAB, Subordinate, 0.00%, 01/01/61(a)(d)	7,035	438,857
City of Tampa Florida, RB, Series A, 5.00%, 11/15/46	12,910	13,445,055
City of Tampa Florida, SAB 5.25%, 05/01/43	11,720	12,694,002
5.25%, 05/01/46	15,430	16,624,976
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/44	8,000	8,369,016
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series B, AMT, 5.00%, 10/01/40	86,530	89,877,759
County of Miami-Dade Seaport Department, ARB(b) Series A, 6.00%, 10/01/23	6,325	6,648,214
Series B, AMT, 6.00%, 10/01/23	2,350	2,470,057

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Seaport Department, ARB(b) (continued)
Series B, AMT, 6.25%, 10/01/23	$5,000	$5,258,960
County of Palm Beach Florida, RB, 5.00%, 04/01/51(a)	4,770	4,734,712
Florida Development Finance Corp., RB Series C, 5.75%, 12/15/56(a)	6,295	4,942,840
AMT, 3.00%, 06/01/32	6,760	5,471,260
Florida Development Finance Corp., Refunding RB(a) 6.50%, 06/30/57	8,670	8,702,617
Series A, 4.50%, 12/15/56	18,065	13,615,085
Greater Orlando Aviation Authority, ARB Series A, AMT, 5.00%, 10/01/44	16,420	17,420,733
Sub-Series A, AMT, 5.00%, 10/01/42	49,795	51,725,801
Hillsborough County Port District, ARB, Series A, 5.25%, 06/01/48	8,375	8,990,512
Lakewood Ranch Stewardship District, Refunding SAB, 4.00%, 05/01/50(a)	1,250	1,077,650
Lakewood Ranch Stewardship District, SAB 4.63%, 05/01/27	1,745	1,757,524
5.00%, 05/01/37(a)	1,655	1,663,727
5.25%, 05/01/37	2,755	2,798,802
4.70%, 05/01/39	1,160	1,128,746
5.13%, 05/01/47(a)	1,985	1,980,583
5.38%, 05/01/47	4,780	4,826,978
4.88%, 05/01/49	1,250	1,195,995
Live Oak Lake Community Development District, SAB 4.40%, 05/01/40	1,600	1,492,208
4.60%, 05/01/51	2,840	2,579,847
Miami-Dade County Industrial Development Authority, RB, 5.10%, 11/01/43	8,370	7,240,067
River Landing Community Development District, SAB Series A, 4.13%, 05/01/40	860	774,325
Series A, 4.35%, 05/01/51	1,100	958,477
Series B, 4.25%, 11/01/35	1,130	1,034,164
Sarasota County Florida Utility System Revenue, RB Series A, 5.00%, 10/01/45	3,000	3,238,350
Series A, 5.00%, 10/01/50	3,055	3,278,424
Sarasota National Community Development District, Refunding SAB, 4.00%, 05/01/39	1,750	1,563,978
Sterling Hill Community Development District, Refunding SAB, Series B, 5.50%, 11/01/10(e)(f)	147	93,809
Windward Community Development District, SAB Series A-1, 4.50%, 05/01/51	500	446,788
Series A-2, 4.40%, 11/01/35	1,660	1,543,020

		352,871,395

Georgia — 1.2%
City of Atlanta Georgia Airport Passenger Facility Charge, ARB, Series D, AMT, 4.00%, 07/01/35	10,850	10,799,493
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62	5,030	5,042,072

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB, Series A, 4.00%, 09/01/52(c)	$100,000	$100,919,100
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	20,000	22,301,260

		139,061,925

Illinois — 5.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	13,025	13,026,159
Series C, 5.25%, 12/01/39	7,275	7,365,530
Series D, 5.00%, 12/01/46	25,350	25,409,091
Series H, 5.00%, 12/01/36	4,620	4,700,217
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	365	382,260
Series B, 5.00%, 12/01/26	2,000	2,109,730
Series B, 5.00%, 12/01/28	2,060	2,175,881
Series B, 5.00%, 12/01/29	2,000	2,106,148
Series B, 5.00%, 12/01/30	2,000	2,094,574
Series B, 4.00%, 12/01/35	11,640	10,971,166
Series C, 5.00%, 12/01/24	4,445	4,616,653
Series C, 5.00%, 12/01/25	12,760	13,369,290
Series C, 5.00%, 12/01/26	3,060	3,229,567
Series F, 5.00%, 12/01/24	9,585	9,952,077
Series G, 5.00%, 12/01/34	5,000	5,113,400
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	650	574,530
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	49,415	52,170,084
Chicago O’Hare International Airport, Refunding ARB Series A, AMT, 5.00%, 01/01/39	4,000	4,178,396
Series C, AMT, Senior Lien, 5.50%, 01/01/34	5,380	5,446,018
Series A, Senior Lien, 4.00%, 01/01/36	4,000	3,953,828
Series A, Senior Lien, 4.00%, 01/01/38	2,625	2,552,251
Series E, Senior Lien, 4.00%, 01/01/38	5,100	4,958,659
Chicago O’Hare International Airport, Refunding RB Series A, Senior Lien, 4.00%, 01/01/35	6,200	6,195,269
Series B, Senior Lien, 5.00%, 01/01/38	30,000	31,437,120
Series B, Senior Lien, 5.00%, 01/01/39	59,885	62,612,462
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 4.00%, 12/01/49	16,150	15,244,712
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 07/15/42	23,695	24,899,559
Series C, 5.00%, 02/15/41	28,920	30,391,160
Illinois State Toll Highway Authority, RB Series A, 5.00%, 01/01/38	4,000	4,046,552
Series A, 5.00%, 01/01/40	18,000	18,733,338
Series A, 5.00%, 01/01/41	2,010	2,182,120
Series A, 5.00%, 01/01/42	48,000	50,715,024
Series A, 5.00%, 01/01/43	785	850,642
Series A, 5.00%, 01/01/45	1,785	1,914,095
Series A, 5.00%, 01/01/46	19,260	20,755,462
Series B, 5.00%, 01/01/40	21,105	22,047,190
Series B, 5.00%, 01/01/41	28,000	29,222,368
Series A, RB, 4.00%, 01/01/44	11,785	11,387,716
State of Illinois, GO 5.50%, 05/01/39	9,040	9,726,154
Series A, 5.00%, 11/01/29	27,500	29,666,862

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO, BAB, Series B, 5.00%, 11/01/32	$14,000	$14,859,866
State of Illinois, Refunding GO, Series A, 5.00%, 10/01/28	19,250	20,787,228
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	3,730	3,740,653

		591,871,061

Indiana — 0.2%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	3,870	4,088,860
AMT, 7.00%, 01/01/44	7,330	7,757,610
Indiana Finance Authority, RB, Series A, 4.00%, 11/01/51	10,000	9,461,090

		21,307,560

Kentucky — 0.8%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(a)	12,295	11,570,136
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(c)	80,000	80,118,720

		91,688,856

Louisiana — 1.5%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(a)	2,375	2,043,937
Lake Charles Harbor & Terminal District, RB, AMT, 1.00%, 12/01/51(c)	146,160	137,151,575
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, 0.88%, 02/01/46(c)	21,580	20,550,871
Louisiana Public Facilities Authority, RB(a)
Series A, 5.00%, 04/01/39	1,425	1,394,077
Series A, 5.00%, 06/01/39	1,300	1,219,100
Series A, 5.00%, 04/01/49	2,800	2,657,127
Series A, 5.00%, 06/01/49	3,000	2,709,057
Series A, 5.00%, 06/01/58	4,500	3,959,316

		171,685,060

Maryland — 0.2%
City of Baltimore Maryland, Refunding RB Series A, 4.50%, 09/01/33	2,735	2,785,647
Series A, 5.00%, 09/01/38	1,400	1,451,077
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	14,285	14,779,061
Maryland Economic Development Corp., TA, 4.00%, 09/01/50	5,145	4,185,149
Maryland Health & Higher Educational Facilities Authority, RB, Series B, (NPFGC), 7.00%, 07/01/22(g)	1,665	1,665,258

		24,866,192

Massachusetts — 5.2%
City of Quincy Massachusetts, Refunding, GO, 2.00%, 07/08/22	1	840
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series B, 4.00%, 06/01/46	10,100	9,878,184
Commonwealth of Massachusetts, GO
Series A, 5.25%, 04/01/42	42,000	45,947,958
Series B, 4.00%, 02/01/44	10,000	9,776,650
Series B, 3.00%, 02/01/48	60,000	48,570,840

Security	Par (000)	Value

Massachusetts (continued)
Commonwealth of Massachusetts, GO (continued)
Series D, 4.00%, 05/01/48	$10,000	$9,777,990
Series E, 5.25%, 09/01/43	92,000	101,292,092
Massachusetts Bay Transportation Authority Assessment Revenue, Refunding RB, Series A-1, 4.00%, 07/01/40	20,000	20,267,300
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A-1, 4.00%, 07/01/39	4,335	4,386,725
Massachusetts Development Finance Agency, RB, Series A, 5.25%, 01/01/42	9,655	10,134,371
Massachusetts Development Finance Agency, Refunding RB 5.00%, 10/01/37(a)	1,000	1,053,513
5.00%, 10/01/47(a)	1,250	1,316,030
Series A, 4.00%, 07/15/36	73,370	75,412,914
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	18,025	19,436,934
Massachusetts Port Authority, Refunding ARB
Series C, AMT, 5.00%, 07/01/44	15,000	16,016,940
Series C, AMT, 5.00%, 07/01/49	10,000	10,569,080
Massachusetts School Building Authority, RB
Series A, 4.00%, 08/15/45	5,000	5,022,450
Series B, 5.25%, 02/15/48	70,505	75,675,625
Sub-Series B, 4.00%, 02/15/41	12,420	12,435,066
Sub-Series B, 4.00%, 02/15/42	10,000	10,003,130
University of Massachusetts Building Authority, RB, Series 1, 4.00%, 11/01/46	15,550	15,065,415
University of Massachusetts Building Authority, Refunding RB
Series 1, 5.25%, 11/01/42	58,840	63,496,774
Series 1, 4.00%, 11/01/45	2,435	2,346,763
Series 1, 5.25%, 11/01/47	14,425	15,450,921

		583,334,505

Michigan — 2.9%
Lansing Board of Water & Light, Refunding RB, Series A, 5.00%, 07/01/44	23,970	25,687,930
Michigan Finance Authority, RB 4.00%, 02/15/47	17,220	16,215,075
4.00%, 02/15/50	8,470	7,941,692
Series A, 4.00%, 12/01/47	7,000	6,609,071
Series A, 4.00%, 11/15/50	13,460	12,491,028
Series A, 6.50%, 06/01/57(a)	5,980	5,785,231
Michigan Finance Authority, Refunding RB 5.00%, 12/01/39	5,745	6,161,547
5.00%, 11/15/41	40,000	41,451,000
4.00%, 02/15/44	65,950	63,423,522
Series A, 5.00%, 12/01/37	25,105	26,597,291
Series A, 4.00%, 12/01/40	4,750	4,752,879
Series A, 5.00%, 12/01/41	2,855	3,059,852
Series A, 4.00%, 12/01/49	19,475	18,459,281
Michigan State Building Authority, Refunding RB 4.00%, 10/15/49	3,810	3,560,613
Series I, 4.00%, 10/15/46	19,200	18,624,461
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	16,470	16,479,223
State of Michigan Trunk Line Revenue, RB 4.00%, 11/15/37	7,020	7,148,642

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
State of Michigan Trunk Line Revenue, RB (continued)
4.00%, 11/15/38	$6,510	$6,623,925
4.00%, 11/15/40	5,000	5,038,395
4.00%, 11/15/46	23,160	22,550,521
Series B, 4.00%, 11/15/45	3,000	2,890,854

		321,552,033

Minnesota — 0.4%
City of Rochester Minnesota, Refunding RB, 4.00%, 11/15/39	10,000	10,099,360
Minnesota Municipal Gas Agency, RB, Series A, 4.00%, 12/01/52(c)	33,000	33,750,486

		43,849,846

Missouri — 0.2%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 4.00%, 06/01/52	25,000	23,850,650

Montana — 0.0%
City of Kalispell Montana, Refunding RB
Series A, 5.25%, 05/15/37	405	405,559
Series A, 5.25%, 05/15/47	1,500	1,440,773
Series A, 5.25%, 05/15/52	1,500	1,398,537

		3,244,869

Nebraska — 0.2%
Omaha Public Power District Nebraska City Station Unit 2, Refunding RB
Series A, 5.25%, 02/01/42	10,000	10,489,080
Series A, 5.25%, 02/01/46	10,000	10,476,520

		20,965,600

Nevada(a) — 0.0%
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37	875	853,345
State of Nevada Department of Business & Industry, RB
Series A, 4.50%, 12/15/29	315	303,792
Series A, 5.00%, 12/15/38	1,080	1,036,339
Series A, 5.00%, 07/15/47	1,400	1,330,328

		3,523,804

New Hampshire(a) — 0.1%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	9,085	8,244,674
Series C, AMT, 4.88%, 11/01/42	3,700	3,470,811

		11,715,485

New Jersey — 5.2%
Hudson County Improvement Authority, RB
4.00%, 10/01/46	5,000	4,735,310
4.00%, 10/01/51	5,000	4,641,460
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/40	14,145	14,529,306
AMT, 5.13%, 09/15/23	2,835	2,868,388
New Jersey Health Care Facilities Financing Authority, RB
4.00%, 07/01/45	19,000	18,289,001
4.00%, 07/01/51	26,510	25,376,883

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/35	$7,375	$7,835,384
Series A, 5.00%, 07/01/38	11,950	12,582,991
Series A, 5.00%, 07/01/39	22,245	23,429,146
Series A, 5.00%, 07/01/43	10,000	10,460,610
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	39,890	40,500,157
Series AA, 4.00%, 06/15/45	22,000	20,496,498
Series BB, 4.00%, 06/15/44	36,000	33,520,716
Series BB, 4.00%, 06/15/46	17,500	16,034,357
Series C, 5.25%, 06/15/32	20,010	20,904,847
Series S, 5.00%, 06/15/46	10,000	10,333,790
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	1,750	1,716,246
Series A, 4.00%, 06/15/39	8,500	8,141,861
Series A, 4.00%, 06/15/41	7,000	6,617,331
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	43,000	42,928,276
Series A, 4.00%, 01/01/48	31,420	30,400,704
New Jersey Turnpike Authority, Refunding RB
Series A, 4.00%, 01/01/40	19,050	19,073,927
Series A, 4.00%, 01/01/41	19,955	19,920,318
Series A, 4.00%, 01/01/42	20,905	20,827,003
Series A, 4.00%, 01/01/43	8,890	8,819,627
State of New Jersey, GO
2.00%, 06/01/36	9,605	7,406,291
(BAM), 2.00%, 06/01/36	6,055	4,652,850
2.00%, 06/01/37	10,000	7,470,510
5.00%, 06/01/39	18,165	19,818,796
5.00%, 06/01/40	30,810	33,319,304
5.00%, 06/01/41	11,500	12,268,453
5.00%, 06/01/42	10,500	11,193,493
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	18,260	18,693,912
Series A, 5.25%, 06/01/46	20,350	21,100,020
Sub-Series B, 5.00%, 06/01/46	6,960	6,949,504
Township of North Bergen New Jersey, Refunding GO
4.00%, 04/15/36	1,500	1,547,846
4.00%, 04/15/37	1,375	1,410,094
4.00%, 04/15/39	1,500	1,525,478
4.00%, 04/15/40	1,500	1,525,230
4.00%, 04/15/41	1,500	1,520,841
4.00%, 04/15/42	1,500	1,516,479
4.00%, 04/15/43	1,500	1,512,971
4.00%, 04/15/44	1,500	1,509,054
4.00%, 04/15/45	1,500	1,504,835

		581,430,098

New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 02/01/27	155	169,013

New York — 17.1%
City of New York, GO
Series A-1, 5.00%, 08/01/47	14,000	15,213,254
Series D-1, 5.25%, 05/01/41	4,210	4,771,454
Series D-1, 5.50%, 05/01/44	7,840	9,067,383
Series D-1, 5.50%, 05/01/45	1,000	1,147,489

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York, GO (continued)
Series D-1, 5.50%, 05/01/46	$2,655	$3,046,190
Hudson Yards Infrastructure Corp., Refunding RB
Series 2022, 4.00%, 02/15/44	4,000	3,857,532
Series A, 5.00%, 02/15/42	23,825	25,074,955
Series A, (AGM), 4.00%, 02/15/47	10,335	9,864,334
Metropolitan Transportation Authority, RB, Series A-1, 5.25%, 11/15/39	10,000	10,142,750
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/44	3,675	4,027,587
New York City Municipal Water Finance Authority, RB
Series BB-1, 4.00%, 06/15/50	2,270	2,177,870
Series CC-1, Subordinate, 4.00%, 06/15/51	7,815	7,557,035
New York City Municipal Water Finance Authority, Refunding RB
5.00%, 06/15/40	10,000	10,920,540
Series AA, 4.00%, 06/15/43	10,025	9,875,758
Series BB-1, 5.00%, 06/15/44	2,000	2,203,196
Series BB-1, 4.00%, 06/15/45	99,425	97,366,107
Series CC, 4.00%, 06/15/42	12,500	12,353,412
Series CC-1, 5.00%, 06/15/37	24,000	25,820,856
Series CC-1, 5.25%, 06/15/37	39,000	42,489,876
Series DD-2, 5.00%, 06/15/40	39,865	42,700,558
Series DD-3, 4.00%, 06/15/42	64,105	63,707,485
Series EE, 5.25%, 06/15/36	14,500	15,959,700
Series EE, 5.00%, 06/15/40	34,240	36,675,457
Series EE, 4.00%, 06/15/42	5,000	4,963,905
Series EE, 4.00%, 06/15/45	16,755	16,408,037
Series EE, 5.00%, 06/15/45	5,000	5,514,135
Series FF, 5.00%, 06/15/40	23,790	25,720,535
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1B, (SAW), 4.00%, 07/15/40	10,000	9,902,640
Series S-3, Subordinate, (SAW), 5.25%, 07/15/45	31,165	33,580,381
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
4.00%, 05/01/40	6,835	6,728,107
4.00%, 08/01/48	6,590	6,373,914
Series B-1, 4.00%, 11/01/41	16,500	16,182,639
Series C-1, 4.00%, 02/01/41	10,000	9,882,970
Series E-1, 4.00%, 02/01/46	12,855	12,448,718
Series F-1, 5.00%, 02/01/43	9,000	9,855,819
Series B-1, RB, 4.00%, 11/01/38	15,000	14,819,250
Subordinate, 4.00%, 05/01/44	30,000	29,459,490
Series B-1, Subordinate, 4.00%, 08/01/45	47,600	45,646,639
Series C-1, Subordinate, 4.00%, 11/01/42	20,925	20,006,560
Series C-1, Subordinate, 4.00%, 02/01/47	45,000	43,435,350
Series C-1, Subordinate, 5.00%, 02/01/47	26,500	28,914,362
Series C-3, Subordinate, 5.00%, 05/01/40	20,000	21,345,320
Series F-1, Subordinate, 5.00%, 02/01/47	5,000	5,485,695
New York Counties Tobacco Trust IV, Refunding RB, Series A, 5.00%, 06/01/45	12,895	12,302,281
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	4,325	4,227,238
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(a)	34,385	33,500,652

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB (continued)
Series A, 2.88%, 11/15/46	$53,000	$40,002,969
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	9,850	9,773,594
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/45	91,380	91,235,437
Series A, 4.00%, 11/15/50	13,775	13,391,504
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/43	19,020	20,044,189
New York State Dormitory Authority, Refunding RB
4.00%, 03/15/47	13,200	12,707,363
Series A, 4.00%, 03/15/39	3,675	3,606,968
Series A, 5.25%, 03/15/39	5,000	5,536,690
Series A, 4.00%, 03/15/40	50,220	50,150,094
Series A, 4.00%, 03/15/42	8,105	7,869,923
Series A, 4.00%, 03/15/43	12,365	12,171,426
Series A, 4.00%, 03/15/49	16,475	15,673,920
Series E, 5.00%, 03/15/41	20,150	21,566,706
Series E, 4.00%, 03/15/43	46,455	44,709,314
Series E, 4.00%, 03/15/44	7,135	6,944,232
Series E, 4.00%, 03/15/46	30,040	29,337,214
New York State Housing Finance Agency, RB, M/F Housing
Series J, (SONYMA), 1.10%, 11/01/61(c)	36,070	33,271,112
Series L-2, (SONYMA), 0.75%, 11/01/25	7,650	7,211,502
Series M-2, (SONYMA FHA), 0.75%, 11/01/25	4,380	4,131,369
New York State Thruway Authority, Refunding RB
Series A, 4.00%, 03/15/42	14,865	14,686,635
Series A-1, 4.00%, 03/15/43	4,340	4,137,951
Series O, 4.00%, 01/01/44	8,280	8,093,841
Series O, 4.00%, 01/01/45	24,090	23,463,154
Series O, 4.00%, 01/01/46	4,785	4,646,680
Series O, 4.00%, 01/01/47	10,155	9,845,892
Series B, Subordinate, 4.00%, 01/01/38	17,020	16,810,280
Series B, Subordinate, 4.00%, 01/01/39	16,335	16,080,158
Series B, Subordinate, 4.00%, 01/01/41	29,505	28,867,603
Series B, Subordinate, 4.00%, 01/01/45	10,000	9,536,470
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/45	19,335	18,693,349
New York State Urban Development Corp., Refunding RB
4.00%, 03/15/43	12,105	12,064,739
4.00%, 03/15/44	7,200	7,021,814
4.00%, 03/15/46	2,090	2,035,564
Series A, 4.00%, 03/15/38	8,325	8,330,944
Series A, 4.00%, 03/15/44	39,500	38,466,917
Series E, 4.00%, 03/15/41	25,000	24,698,950
Series E, 4.00%, 03/15/42	50,000	49,217,200
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/37	1,660	1,711,307
AMT, 5.00%, 12/01/38	12,150	12,568,154
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	9,610	9,693,175
AMT, 5.00%, 10/01/40	27,095	27,204,952
Niagara Area Development Corp., Refunding RB, Series A, AMT, 4.75%, 11/01/42(a)	5,190	4,945,484
Port Authority of New York & New Jersey, ARB
AMT, 5.00%, 11/01/49	8,465	9,077,028

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, ARB (continued)
218th Series, AMT, 4.00%, 11/01/41	$15,000	$14,273,625
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	45,000	48,041,460
Port Authority of New York & New Jersey, Refunding ARB
Series 231, AMT, 5.50%, 08/01/40	5,515	6,226,038
Series 231, AMT, 5.50%, 08/01/52	3,415	3,829,858
Suffolk County Water Authority, Refunding RB, Series A, 3.75%, 06/01/36	14,720	14,660,678
Triborough Bridge & Tunnel Authority, RB
Series C, 4.00%, 11/15/40	15,000	15,089,610
Series C, 4.00%, 11/15/41	1,000	1,002,112
Series C, RB, 4.00%, 11/15/42	21,500	21,440,466
Series C- 2, Senior Lien, 4.00%, 05/15/46	2,910	2,824,210
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.25%, 11/15/45	7,805	8,191,511
Series A-1, 4.00%, 05/15/46	10,385	10,098,613
Series B, 5.00%, 11/15/38	4,950	5,350,321
Series C, 5.00%, 05/15/47	12,000	13,244,208
Series C, 5.25%, 05/15/52	17,150	19,371,457
Series C-2, 5.00%, 11/15/42	66,250	71,506,672
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,500	2,505,192

		1,921,615,213

North Carolina — 0.0%
North Carolina Medical Care Commission, RB
5.00%, 10/01/40	1,050	1,003,763
5.00%, 10/01/45	1,000	934,460
5.00%, 10/01/50	1,500	1,366,926

		3,305,149

Ohio — 1.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 3.00%, 06/01/48	5,765	4,141,605
Series B-2, Class 2, 5.00%, 06/01/55	109,385	103,008,948
Ohio Air Quality Development Authority, RB(a)
AMT, 4.50%, 01/15/48	1,480	1,361,205
AMT, 5.00%, 07/01/49	10,060	9,290,883

		117,802,641

Oklahoma — 0.1%
Oklahoma Development Finance Authority, RB, 7.25%, 09/01/51(a)	7,990	8,492,723
University of Oklahoma, RB, Series A, (AGM), 5.00%, 07/01/46	7,450	8,153,690

		16,646,413

Oregon — 0.5%
Hillsboro School District No.1J,, (SCH BD GTY), 4.00%, 06/15/40	2,500	2,493,883
Oregon State Facilities Authority, RB, Series A, 5.00%, 06/01/52	5,875	6,220,103
Port of Portland OR Airport Revenue, Refunding ARB
Series 28, AMT, 4.00%, 07/01/39	4,955	4,777,116

Security	Par (000)	Value

Oregon (continued)
Port of Portland OR Airport Revenue, Refunding ARB (continued)
Series 28, AMT, 4.00%, 07/01/42	$12,385	$11,544,343
Series 28, AMT, 4.00%, 07/01/47	12,615	11,685,653
State of Oregon Department of Transportation, RB, BAB, Series A, Subordinate Lien, 4.00%, 11/15/38	13,575	13,724,162

		50,445,260

Pennsylvania — 1.6%
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
5.00%, 05/01/27	3,250	3,405,809
5.00%, 05/01/32	3,750	3,829,886
5.00%, 05/01/42	6,305	6,294,887
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	2,205	1,678,406
4.00%, 07/01/51	1,500	1,114,079
Geisinger Authority, Refunding RB
4.00%, 04/01/39	15,140	14,825,890
4.00%, 02/15/47	15,975	14,932,344
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,805	1,844,858
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 02/15/41	7,550	7,319,808
Series A, 4.00%, 02/15/42	8,430	8,118,840
Series A, 5.00%, 02/15/47	7,500	8,078,258
Series A, 4.00%, 10/15/51	3,750	3,427,553
Pennsylvania Higher Educational Facilities Authority, RB
4.00%, 08/15/44	2,500	2,422,693
4.00%, 08/15/49	8,235	7,920,299
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/43	3,570	3,525,014
Pennsylvania Turnpike Commission, RB
Series A, 5.25%, 12/01/44	30,000	32,684,520
Series B, 5.25%, 12/01/39	3,560	3,684,600
Sub-Series A, 5.50%, 12/01/46	46,430	49,177,031

		174,284,775

Puerto Rico — 4.0%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(d)	300,000	16,739,400
Commonwealth of Puerto Rico, GO, Series A1, Restructured, 5.63%, 07/01/29	36,800	39,547,282
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, 4.00%, 07/01/42(a)	6,205	5,404,568
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(a)
Series A, Senior Lien, 5.00%, 07/01/35	20,935	21,179,940
Series A, Senior Lien, 5.00%, 07/01/47	30,875	30,799,603
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	96,014	91,814,348
Series A-1, Restructured, 5.00%, 07/01/58	108,096	105,941,106
Series A-2, Restructured, 4.33%, 07/01/40	48,060	44,825,706

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.78%, 07/01/58	$59,265	$56,542,366
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/46	112,665	29,964,158
Series A-1, Restructured, 0.00%, 07/01/51	16,162	3,204,504
Series B-1, Restructured, 0.00%, 07/01/46	18,123	4,817,383

		450,780,364

Rhode Island — 0.2%
Rhode Island Student Loan Authority, RB, Series A, AMT, 2.88%, 12/01/35	9,660	9,550,233
Tobacco Settlement Financing Corp., Refunding RB, Series B, 5.00%, 06/01/50	10,000	10,067,300

		19,617,533

South Carolina — 0.1%
County of Dorchester South Carolina, SAB(a)
5.88%, 10/01/40	1,245	1,273,245
6.00%, 10/01/51	3,000	3,034,089
South Carolina Jobs-Economic Development Authority, Refunding RB, 5.25%, 11/15/37	6,005	6,023,604
South Carolina Public Service Authority, RB, Series A, 4.00%, 12/01/47	5,000	4,548,735

		14,879,673

Texas — 7.3%
Arlington Higher Education Finance Corp., RB
(PSF-GTD), 4.00%, 08/15/47	11,435	10,974,158
(PSF-GTD), 4.00%, 08/15/52	11,510	10,888,322
(PSF-GTD), 5.00%, 08/15/52	5,155	5,617,739
Series A, 5.30%, 04/01/62(a)	6,415	6,062,335
Series A, 5.75%, 08/15/62	4,950	4,752,564
City of Austin Texas Electric Utility Revenue, Refunding RB, Series B, 5.00%, 11/15/49	5,000	5,365,605
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 4.00%, 11/15/51	3,000	2,832,252
City of Cedar Hill Taxas, GO, 4.00%, 02/15/42	1,085	1,056,982
City of Dallas Texas Waterworks & Sewer System Revenue Refunding RB, Series C, 5.00%, 10/01/45	21,635	23,733,682
City of El Paso Taxas, GO, 4.00%, 08/15/42	10,000	9,806,090
City of El Paso Texas Water & Sewer Revenue, Refunding RB, 5.00%, 03/01/46	45,000	49,635,540
City of Garland Texas, Refunding GO, 4.00%, 02/15/40	10,430	10,613,297
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 4.00%, 07/01/46	32,985	30,704,549
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series A, AMT, 4.00%, 07/01/47	22,970	21,050,305
City of Houston Texas Combined Utility System Revenue, Refunding RB
Series C, 4.00%, 11/15/39	4,590	4,642,914
Series C, 4.00%, 11/15/43	2,500	2,472,620
Series C, 4.00%, 11/15/49	15,000	14,401,980
Series B, 1st Lien, 5.00%, 11/15/42	25,000	26,814,200

Security	Par (000)	Value

Texas (continued)
City of Lubbock Texas Electric Light & Power System Revenue, Refunding RB
4.00%, 04/15/46	$5,000	$4,804,305
4.00%, 04/15/51	15,700	14,683,394
Crandall Independent School District, GO, (PSF-GTD), 4.00%, 08/15/51	2,500	2,441,790
Dallas Fort Worth International Airport, Refunding RB
Class B, 4.00%, 11/01/45	51,365	48,556,619
Series A, 4.00%, 11/01/38	9,060	8,885,459
Harris County Cultural Education Facilities Finance Corp., RB
4.00%, 12/01/45	8,490	8,118,605
Series B, 7.00%, 01/01/23(b)	3,700	3,801,024
Series B, 6.38%, 01/01/33	465	470,010
Harris County Cultural Education Facilities Finance Corp., Refunding RB
4.00%, 10/01/41	1,300	1,289,384
4.00%, 10/01/42	4,000	3,948,656
4.00%, 10/01/47	45,760	44,030,455
Harris County Toll Road Authority, Refunding RB, 1st Lien, 4.00%, 08/15/45	2,500	2,466,343
Lamar Consolidated Independent School District, GO, (PSF-GTD), 4.00%, 02/15/47	10,000	10,245,230
Lower Colorado River Authority, Refunding RB
5.50%, 05/15/30	6,085	6,264,148
5.00%, 05/15/47	10,000	10,736,280
5.00%, 05/15/51	5,000	5,322,030
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(a)	13,495	14,078,578
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 07/01/40	4,000	4,001,800
Series A, 5.00%, 07/01/57	7,000	6,513,675
New Hope Cultural Education Facilities Finance Corp., Refunding RB
6.63%, 10/01/43	7,370	7,364,178
6.75%, 10/01/52	1,160	1,157,425
Series B2, 4.50%, 10/01/26	2,970	2,970,624
North Texas Tollway Authority, Refunding RB, Series A, 4.00%, 01/01/44	10,840	10,504,762
Northwest Independent School District, GO, (PSF- GTD), 4.00%, 02/15/47	10,000	10,050,810
Prosper Independent School District, GO
(PSF-GTD), 4.00%, 02/15/47	8,250	8,297,107
(PSF-GTD), 4.00%, 02/15/52	8,000	8,045,896
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/40	3,500	3,932,771
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/41	5,710	5,553,163
4.00%, 10/01/42	13,610	13,150,867
4.00%, 10/01/47	7,305	6,790,925
Series B, 5.00%, 07/01/43	45,000	47,165,895
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 4.00%, 11/15/42	20,000	19,678,200
Texas Water Development Board, RB
4.00%, 10/15/45	90,165	90,663,612
5.25%, 10/15/46	60,000	64,767,480

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Texas Water Development Board, RB (continued)
4.00%, 04/15/51	$12,935	$12,891,112
4.00%, 10/15/51	40,000	39,279,960
Series A, 5.00%, 10/15/42	10,000	10,832,090
Series A, 4.00%, 10/15/47	1,605	1,584,735
Ysleta Independent School District, GO, (PSF-GTD), 4.00%, 08/15/50	9,000	8,880,003

		815,644,534

Utah — 1.1%
County of Utah, RB
Series A, 5.00%, 05/15/41	44,970	47,241,974
Series A, 4.00%, 05/15/43	5,510	5,375,760
Series A, 5.00%, 05/15/43	5,000	5,466,915
Series A, 4.00%, 05/15/45	1,875	1,846,290
Series A, 5.00%, 05/15/50	1,000	1,093,729
Series B, 5.00%, 05/15/46	30,000	31,406,370
Intermountain Power Agency, Refunding RB, Series A, 5.00%, 07/01/45	7,500	8,356,373
Utah Charter School Finance Authority, RB(a)
5.00%, 06/15/42	1,810	1,672,261
5.00%, 06/15/52	5,420	4,801,648
5.63%, 06/15/54	4,940	4,165,423
5.00%, 06/15/57	3,910	3,401,383
Utah Charter School Finance Authority, Refunding RB(a)
5.25%, 06/15/37	3,795	3,861,158
5.38%, 06/15/48	4,740	4,816,793

		123,506,077

Vermont(a) — 0.1%
East Central Vermont Telecommunications District, RB
Series A, 4.00%, 12/01/30	2,010	1,908,957
Series A, 4.25%, 12/01/40	4,030	3,369,193
Series A, 4.50%, 12/01/50	2,960	2,338,883

		7,617,033

Virginia — 1.6%
Ballston Quarter Community Development Authority, TA, Series A, 5.50%, 03/01/46	1,815	1,313,038
Fairfax County Economic Development Authority, Refunding RB, 4.00%, 05/15/42	22,760	22,378,474
Hanover County Economic Development Authority, Refunding RB
5.00%, 07/01/38	125	120,900
5.00%, 07/01/48	370	341,061
Loudoun County Economic Development Authority, RB
Series A, 4.00%, 12/01/37	2,125	2,182,530
Series A, 4.00%, 12/01/38	2,125	2,180,386
Series A, 4.00%, 12/01/41	2,125	2,174,506
University of Virginia, Refunding RB, Series A, 4.00%, 08/01/48	5,000	5,009,700
Virginia Commonwealth Transportation Board, RB
4.00%, 05/15/38	5,230	5,398,385
4.00%, 05/15/42	6,175	6,312,202
4.00%, 05/15/43	3,765	3,827,555
Virginia Public Building Authority RB
Series A, 4.00%, 08/01/39	10,000	10,131,610
Series A, 4.00%, 08/01/40	29,945	30,318,205

Security	Par (000)	Value

Virginia (continued)
Virginia Public Building Authority RB (continued)
Series A, 4.00%, 08/01/41	$31,165	$31,469,887
Series A, 4.00%, 08/01/42	32,440	32,688,166
Virginia Small Business Financing Authority, Refunding RB, Series SR, AMT, Senior Lien, 6.00%, 01/01/37	25,515	25,544,062

		181,390,667

Washington — 1.5%
Port of Seattle Washington, ARB, Series C, AMT, Intermediate Lien, 5.25%, 05/01/42	48,000	50,327,760
State of Washington, GO, Series C, 5.00%, 02/01/46	10,000	11,240,900
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	23,385	25,219,366
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/46	19,735	19,280,819
Washington State Convention Center Public Facilities District, RB
4.00%, 07/01/31	17,475	16,150,657
Series B, 3.00%, 07/01/58	10,745	6,398,959
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	40,416	37,215,991

		165,834,452

Wisconsin — 0.7%
Public Finance Authority, ARB
AMT, 4.00%, 07/01/41	2,715	2,317,310
AMT, 4.25%, 07/01/54	4,745	3,844,181
Public Finance Authority, RB(a)
4.00%, 06/15/40	2,020	1,778,984
5.00%, 12/01/45	2,370	2,390,100
7.00%, 11/01/46	6,385	6,378,953
4.00%, 06/15/50	2,995	2,465,547
5.00%, 12/01/55	6,030	6,037,025
4.00%, 06/15/56	2,445	1,950,802
Series A, 6.25%, 10/01/31	1,715	1,666,381
Series A, 5.00%, 06/15/41	1,215	1,085,339
Series A, 5.25%, 03/01/45	3,325	3,163,914
Series A, 7.00%, 10/01/47	1,715	1,583,211
Series A, 5.63%, 06/15/49	12,235	11,674,661
Series A, 5.00%, 06/15/51	1,365	1,162,044
Series A, 5.38%, 07/15/52	6,760	7,026,844
Series A, 5.25%, 03/01/55	9,500	8,702,142
Series A, 4.75%, 06/15/56	7,815	5,959,602
Series A, 5.00%, 06/15/56	1,495	1,249,035
Series A-1, 5.00%, 01/01/56	2,515	2,239,650
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(a)(d)	24,755	1,781,518
Public Finance Authority, Refunding RB
5.00%, 03/01/37(a)	760	734,314
Series A, 4.00%, 12/01/51	1,050	877,495

		76,069,052

Total Municipal Bonds — 92.6% (Cost: $10,970,272,827)		10,373,346,524

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 2.2%
California State University, Redunding RB, Series A, 5.00%, 11/01/51	$40,470	$43,734,087
University of California, RB, Series M, 5.00%, 05/15/42	100,000	106,572,650
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	87,090	96,189,729

		246,496,466

Massachusetts — 0.8%
Commonwealth of Massachusetts, GO, Series A, 5.25%, 04/01/47	85,000	91,533,908

Nevada — 0.7%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	74,740	80,366,427

New York — 2.1%
City of New York, GO, Series F-1, 5.00%, 04/01/43	52,780	56,301,218
New York City Municipal Water Finance Authority, Refunding RB, Series CC, 5.25%, 06/15/46	61,465	66,893,084
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/46	66,155	71,906,161
Port Authority of New York & New Jersey, Refunding ARB, Series 231, AMT, 5.50%, 08/01/47(i)	40,000	45,192,920

		240,293,383

Texas — 0.8%
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/43(i)	79,060	84,820,707

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.6% (Cost: $762,942,806)		743,510,891

Total Long-Term Investments — 99.2% (Cost: $11,733,215,633)		11,116,857,415

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70%(j)(k)	432,834,894	$432,921,461

Total Short-Term Securities — 3.9% (Cost: $432,638,704)		432,921,461

Total Investments — 103.1% (Cost: $12,165,854,337)		11,549,778,876

Liabilities in Excess of Other Assets — 0.0%		(339,706)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (3.1)%		(343,687,382)

Net Assets — 100.0%		$11,205,751,788

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on April 1, 2026 to February 1, 2030, is $62,691,958. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,424,414,061	$—	$(1,991,224,132	)(a)	$145,215	$(413,683)	$432,921,461	432,834,894	$959,620	$—
iShares National Muni Bond ETF(b	202,812,373	277,950,610	(459,333,297)		(20,192,208)	(1,237,478)	—	—	4,498,413	—
iShares Short-Term National Muni Bond ETF(b)	126,149,400	—	(123,267,283)		(2,912,332)	30,215	—	—	527,446	—

					$(22,959,325)	$(1,620,946)	$432,921,461		$5,985,479	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	3,869	09/21/22	$457,932	$(4,545,500)
U.S. Long Bond	6,422	09/21/22	886,838	(5,229,851)
5-Year U.S. Treasury Note	3,286	09/30/22	368,443	(2,597,914)

				$(12,373,265)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$12,373,265	$—	$12,373,265

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$84,090,948	$—	$84,090,948

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(5,061,269)	$—	$(5,061,269)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,207,256,634

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$10,373,346,524	$—	$10,373,346,524
Municipal Bonds Transferred to Tender Option Bond Trusts	—	743,510,891	—	743,510,891

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock National Municipal Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$432,921,461	$—	$—	$432,921,461

	$432,921,461	$11,116,857,415	$—	$11,549,778,876

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(12,373,265)	$—	$—	$(12,373,265)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $343,429,981 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments June 30, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 5.5%
Birmingham Airport Authority, Refunding RB, (BAM), 5.00%, 07/01/23	$225	$231,216
Black Belt Energy Gas District, RB(a) 1.33%, 10/01/52	4,000	3,865,264
4.00%, 10/01/52	1,225	1,242,504
Series A-1, 4.00%, 10/01/49	10,000	10,141,840
Series A-1, 4.00%, 12/01/49	17,045	17,284,857
Black Belt Energy Gas District, Refunding RB 4.00%, 12/01/23	440	449,032
4.00%, 06/01/24	400	409,815
4.00%, 12/01/24	475	488,392
Series D1, 4.00%, 07/01/52(a)	1,030	1,064,234
Series D2, 1.00%, 07/01/52(a)	2,650	2,650,000
Lower Alabama Gas District, RB 4.00%, 12/01/22	640	645,854
4.00%, 12/01/23	375	383,180
Southeast Alabama Gas Supply District, RB Series A, 4.00%, 06/01/23	2,225	2,252,096
Series A, 4.00%, 04/01/49(a)	1,600	1,626,795
Southeast Energy Authority A Cooperative District, RB Series A, 4.00%, 10/01/24.	650	664,666
Series B-1, 5.00%, 05/01/53(a)	3,125	3,306,331

		46,706,076

Alaska — 0.7%
Alaska Municipal Bond Bank Authority, Refunding RB Series One, 5.00%, 12/01/22	750	761,175
Series One, 5.00%, 12/01/24	645	686,978
Northern Tobacco Securitization Corp., Refunding RB Series A, Class 1, 5.00%, 06/01/24	1,000	1,037,904
Series A, Class 1, 5.00%, 06/01/25	1,000	1,051,650
State of Alaska International Airports System, Refunding RB Series C, AMT, 5.00%, 10/01/26	1,510	1,629,528
Series C, AMT, 5.00%, 10/01/28	1,000	1,100,859

		6,268,094

Arizona — 1.0%
Arizona Health Facilities Authority, RB, Series B, 1.23%, 01/01/46(a)	5,900	5,844,215
Chandler Industrial Development Authority, RB, 2.40%, 12/01/35(a)	485	485,675
Glendale Union High School District No.205, GO, Series C, 5.00%, 07/01/22	1,000	1,000,105
Maricopa County Industrial Development Authority, Refunding RB, Series A, 5.00%, 09/01/22	750	754,127

		8,084,122

California — 0.8%
California County Tobacco Securitization Agency, Refunding RB 4.00%, 06/01/23	530	537,118
Series A, 4.00%, 06/01/23	450	456,342
Series A, 5.00%, 06/01/24	600	624,194
California Statewide Communities Development Authority, RB Series A, 5.00%, 04/01/23	525	536,841
Series A, 5.00%, 04/01/24	485	506,502

Security	Par (000)	Value

California (continued)
City of Los Angeles Department of Airports, Refunding ARB Series A, AMT, 5.00%, 05/15/27	$1,230	$1,353,827
Series D, AMT, 5.00%, 05/15/28	2,710	3,008,382

		7,023,206

Colorado — 1.3%
City of Colorado Springs CO Utilities System Revenue, RB, Series A, VRDN, 0.92%, 11/01/38(a)	7,590	7,590,000
Colorado Health Facilities Authority, RB, Series B, 5.00%, 08/01/49(a)	2,200	2,299,873
Regional Transportation District, Refunding RB Series A, 5.00%, 01/15/24	350	360,405
Series A, 5.00%, 07/15/24	350	362,746
Series A, 3.00%, 01/15/26	610	603,637

		11,216,661

Connecticut — 2.9%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-5, AMT, 5.00%, 05/15/28	1,400	1,543,513
Connecticut Housing Finance Authority, Refunding RB, S/F Housing Series D-1, 5.00%, 11/15/26	555	602,188
Series D-1, 5.00%, 05/15/27	655	713,081
Series D-1, 5.00%, 11/15/27	550	600,240
Series D-1, 5.00%, 05/15/28	675	737,827
Connecticut State Health & Educational Facilities Authority, Refunding RB Series L-1, 4.00%, 07/01/23	550	559,130
Series L-1, 4.00%, 07/01/24	650	667,406
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 08/01/22.	900	902,462
Series A, 5.00%, 10/01/22	340	343,076
Series A, 5.00%, 05/01/23	475	487,944
Series A, 5.00%, 05/01/24	865	910,399
Series B, 5.00%, 10/01/22	3,400	3,430,756
Series B, 5.00%, 10/01/23	225	233,553
State of Connecticut Special Tax Revenue, Refunding RB, Series B, 5.00%, 08/01/23	190	196,363
State of Connecticut, GO
Series A, 5.00%, 10/15/22	1,000	1,010,478
Series A, 5.00%, 03/15/23	695	711,732
Series C, 5.00%, 07/15/22	1,000	1,001,053
Series C, 3.00%, 06/01/23	650	657,521
Series C, 4.00%, 06/01/23	325	331,673
Series C, 3.00%, 06/01/24	1,065	1,084,429
Series C, 4.00%, 06/01/24	550	570,263
Series C, 4.00%, 06/15/24	750	778,043
State of Connecticut, Refunding GO Series B, 5.00%, 01/15/24	750	784,600
Series C, 5.00%, 12/15/22	1,300	1,321,342
Series D, 5.00%, 09/15/25	400	433,954
Series D, 5.00%, 09/15/28	970	1,098,873
University of Connecticut, RB Series A, 5.00%, 04/15/24	650	683,834
Series A, 5.00%, 01/15/25	720	769,906
Series A, 5.00%, 11/15/26	1,140	1,262,173

		24,427,812

Delaware — 0.9%
Delaware State Economic Development Authority, Refunding RB, Series B, 1.25%, 10/01/40(a)	8,000	7,494,704

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 0.2%
District of Columbia, RB, VRDN, 1.00%, 04/01/38(a)	$1,345	$1,345,000
District of Columbia, Refunding RB, 5.00%, 10/01/22	325	327,846

		1,672,846

Florida — 5.6%
Alachua County Health Facilities Authority, Refunding RB, 5.00%, 12/01/22	515	522,176
Central Florida Expressway Authority, Refunding RB Senior Lien, 5.00%, 07/01/22	1,550	1,550,161
Senior Lien, (AGM), 5.00%, 07/01/24	885	935,083
City of Gainesville Florida,RB, VRDN, 0.90%, 05/01/33(a)	3,350	3,350,000
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/28	4,060	4,552,494
County of Martin Florida, Refunding RB, VRDN, 0.90%, 07/01/52	2,500	2,500,000
County of Osceola Florida Transportation Revenue, Refunding RB Sereis A-1, 5.00%, 10/01/22	325	327,526
Sereis A-1, 5.00%, 10/01/23	400	412,554
Florida Development Finance Corp., RB, AMT, 0.30%, 12/01/56(a)	4,300	4,300,000
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 08/15/23	500	516,980
Pasco County School Board, RB, 5.00%, 10/01/22	1,525	1,538,286
State County Lucie, Refunding RB, VRDN, 0.70%, 09/01/28(a)	26,500	26,500,000

		47,005,260

Georgia — 7.9%
Bartow County Development Authority, Refunding RB(a) 1.55%, 08/01/43	1,730	1,728,382
VRDN, 2.75%, 12/01/32	2,000	2,004,876
City of Atlanta GA Department of Aviation, Refunding RB, Series C, AMT, 5.00%, 07/01/28	665	734,133
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/24	1,470	1,550,069
Clarke County Hospital Authority, Refunding RB, Series A, 5.00%, 07/01/22	2,875	2,875,276
Development Authority of Burke County, Refunding RB, 1.55%, 12/01/49(a)	3,245	3,241,966
Main Street Natural Gas, Inc., RB Series A, 5.00%, 05/15/23	2,450	2,506,767
Series A, 4.00%, 04/01/48(a)	30,500	30,985,102
Series C, 5.00%, 09/01/22	500	502,481
Series C, 5.00%, 09/01/23	1,000	1,028,887
Series C, 4.00%, 05/01/52(a)	2,945	2,989,422
Sub-Series C, 4.00%, 08/01/48(a)	2,200	2,241,325
Series C, RB, 4.00%, 03/01/50(a)	1,000	1,018,550
Municipal Electric Authority of Georgia, RB Series A, 5.00%, 07/01/24	505	526,882
Series A, 5.00%, 07/01/25	510	539,769
Series A, (AGM), 5.00%, 07/01/28	600	660,846
Municipal Electric Authority of Georgia, Refunding RB 4.00%, 11/01/24	3,000	3,096,300
Series A, 5.00%, 01/01/23	900	913,888
Series A-R, Subordinate, 5.00%, 01/01/23	3,550	3,604,776
Series A-R, Subordinate, 5.00%, 01/01/24	2,500	2,591,370
Oconee County School District, GO, (SAW), 4.00%, 03/01/25	1,000	1,046,961

		66,388,028

Security	Par (000)	Value

Hawaii — 0.1%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/28	$1,000	$1,099,280

Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Housing, Series A-1, 2.95%, 07/01/23.	835	840,759

Illinois — 2.3%
Chicago O’Hare International Airport, Refunding ARB, Series D, Senior Lien, 5.25%, 01/01/28	1,550	1,573,969
Chicago O’Hare International Airport, Refunding RB, Series B, Senior Lien, 5.00%, 01/01/24	500	520,954
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB 5.00%, 06/01/23	2,160	2,222,580
5.00%, 06/01/28	5,105	5,660,747
Illinois Development Finance Authority, RB, VRDN, 0.99%, 07/01/33(a)	4,200	4,200,000
Illinois Finance Authority, Refunding RB 5.00%, 08/15/22	750	753,023
5.00%, 08/15/23	1,000	1,032,791
Series B, 1.68%, 05/01/42(a)	1,000	960,141
Series C3, Class A, VRDN, 0.92%, 11/01/38(a)	2,850	2,850,000

		19,774,205

Indiana — 1.9%
City of Rockport Indiana, Refunding RB, Series A, 1.35%, 07/01/25(a)	2,250	2,247,041
Indiana Finance Authority, RB 3.00%, 02/01/23	225	227,014
AMT, 0.28%, 12/15/45(a)	4,000	3,975,196
Indiana Finance Authority, Refunding RB Class B, 1.21%, 03/01/39(a)	6,550	6,511,191
Series A, 5.00%, 05/01/23(b)	1,400	1,437,085
Series 2, 2nd Lien, 5.00%, 10/01/24	500	530,579
Lawrence Township School Building Corp., RB, (NPFGC), 4.00%, 01/15/24	550	568,747
Southwest Allen Multi School Building Corp., RB, (NPFGC), 4.00%, 07/15/24	325	336,113

		15,832,966

Iowa(a) — 1.9%
Iowa Finance Authority, Refunding RB, VRDN, 1.01%, 12/01/41(c)	8,800	8,800,000
PEFA, Inc., RB, 5.00%, 09/01/49	6,830	7,163,174

		15,963,174

Kansas — 3.2%
City of Burlington Kansas, Refunding RB(a)
Series A, VRDN, 1.05%, 09/01/35	18,000	18,000,000
Series B, VRDN, 1.05%, 09/01/35	6,000	6,000,000
City of Dodge City Kansas, GO
Series 2019-A, (BAM), 4.00%, 09/01/22	280	281,243
Series 2019-A, (BAM), 4.00%, 09/01/23	1,080	1,106,963
City of Goddard Kansas, GO, Series 2019-1, 3.00%, 12/01/22	1,465	1,466,722

		26,854,928

Kentucky — 7.5%
City of Owensboro Kentucky Electric Light & Power System Revenue, Refunding RB, Series B, 4.00%, 01/01/23	1,750	1,769,042
County of Meade Kentucky, RB(a) Series A-1, AMT, VRDN, 1.12%, 08/01/61	20,800	20,800,000
Series B-1, AMT, VRDN, 0.95%, 08/01/61	19,500	19,500,000

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) June 30, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Kentucky Asset Liability Commission, Refunding RB, Series A, 5.00%, 11/01/24	$2,500	$2,655,247
Kentucky Public Energy Authority, RB
Series A, 4.00%, 04/01/48(a)	3,925	3,978,745
Series A-1, 4.00%, 12/01/22	1,000	1,006,423
Series A-1, 4.00%, 12/01/49(a)	2,000	2,027,258
Series C, 4.00%, 08/01/22	615	615,732
Series C, 4.00%, 08/01/23	500	505,451
Series C-1, 4.00%, 12/01/22	2,500	2,516,057
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 0.00%, 07/01/22(d)	4,320	4,319,814
Kentucky State Property & Building Commission, RB 5.00%, 05/01/24	1,540	1,619,293
Series A, 5.00%, 11/01/23	1,000	1,035,996
University of Louisville, RB, Series A, (NPFGC), 5.00%, 09/01/27	1,000	1,098,873

		63,447,931

Louisiana — 3.5%
Ascension Parish School Board, GO, 4.00%, 03/01/24	570	586,859
Consolidated Govt. of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax, Refunding RB
(AGM), 5.00%, 08/01/23	600	619,597
(AGM), 5.00%, 08/01/24	500	528,136
Greater Ouachita Water Co., Refunding RB
(BAM), 5.00%, 09/01/22	500	502,760
(BAM), 3.00%, 09/01/23	500	505,168
Lake Charles Harbor & Terminal District, RB, AMT, 1.00%, 12/01/51(a)	13,515	12,682,016
Livingston Parish School Board, Refunding RB, Series A, 4.00%, 05/01/24	680	702,964
Parish of St. Bernard Louisiana Sales & Use Tax Revenue, Refunding RB, 4.00%, 03/01/23	3,405	3,470,815
Parish of St. John the Baptist Louisiana, Refunding RB, 2.00%, 06/01/37(a)	10,315	10,258,072

		29,856,387

Maryland — 0.5%
Maryland Economic Development Corp., RB, Class A, AMT, 5.00%, 11/12/28	2,565	2,710,282
Maryland Health & Higher Educational Facilities Authority, RB
Series B, 5.00%, 04/15/23	675	692,176
Series B, 5.00%, 04/15/24	700	734,429

		4,136,887

Massachusetts — 1.1%
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 07/01/22	525	525,051
Massachusetts Educational Financing Authority, RB
AMT, 5.00%, 07/01/26	1,265	1,355,291
AMT, 5.00%, 07/01/27	1,950	2,116,117
Series A, AMT, 5.00%, 01/01/24	3,500	3,623,550
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A-2, (HUD SECT 8), 0.45%, 12/01/24	1,500	1,433,149
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, 0.25%, 12/01/22	520	516,585

		9,569,743

Michigan — 2.0%
Central Michigan University, Refunding RB, Series A, VRDN, 0.91%, 10/01/32(a)	4,000	4,000,000

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, RB, 2nd Lien, (NPFGC), 5.00%, 11/01/23	$310	$322,163
Michigan Finance Authority, Refunding RB 5.00%, 04/15/28	2,000	2,247,060
1.73%, 04/15/47(a)	3,150	3,227,329
Series A, Class 1, 4.00%, 06/01/23	1,000	1,014,581
Series D-1, 0.55%, 10/15/24	1,300	1,241,028
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	1,500	1,427,291
Series A-1, 0.65%, 10/01/24	935	896,757
Michigan Strategic Fund, RB, AMT, 0.58%, 08/01/27(a)	1,600	1,524,302
Mona Shores Public Schools, GO, Series II, (Q-SBLF), 4.00%, 05/01/24	500	517,078
Wayne-Westland Community Schools, GO, (Q-SBLF), 5.00%, 11/01/22	290	293,500

		16,711,089

Minnesota — 0.5%
Hastings Independent School District No. 200, GO, CAB, Series A, 0.00%, 02/01/26(d)	1,040	951,767
Minnesota Housing Finance Agency, RB, S/F Housing
Series E, AMT, 0.70%, 01/01/25	800	763,555
Series E, AMT, 0.90%, 01/01/26	795	745,003
Series E, AMT, 1.10%, 01/01/27	585	539,181
Minnesota Municipal Gas Agency, RB, Series A, 4.00%, 12/01/27	1,300	1,324,772

		4,324,278

Mississippi — 0.1%
State of Mississippi Gaming Tax Revenue, RB, Series A, 5.00%, 10/15/22	500	505,008

Missouri — 0.1%
City of St. Charles Missouri, Refunding COP, Series B, 4.00%, 02/01/24	140	144,369
City of Washington Missouri, Refunding COP, 5.00%, 03/01/23	370	377,797
County of Greene Missouri, COP
Series A, 4.00%, 03/01/24	275	284,321
Series A, 4.00%, 03/01/25	400	419,325

		1,225,812

Nebraska — 2.3%
Central Plains Energy Project, RB, 5.00%, 03/01/50(a)	8,485	8,749,528
Central Plains Energy Project, Refunding RB 4.00%, 08/01/22	1,500	1,502,287
4.00%, 02/01/23	1,055	1,066,513
4.00%, 08/01/23	875	888,710
Series A, 5.00%, 09/01/27	1,000	1,081,274
Douglas County Hospital Authority No. 2, Refunding RB 5.00%, 11/15/22	135	136,719
5.00%, 11/15/23	110	114,209
Douglas County, Refunding RB, 1.51%, 07/01/35(a)	5,945	5,910,638

		19,449,878

Nevada — 0.2%
Nevada Housing Division, RB, S/F Housing, Series D, (FHLMC, FNMA, GNMA), 0.25%, 12/01/22	1,625	1,617,460
Public Finance Authority, Refunding RB 5.00%, 06/01/23	195	199,726
5.00%, 06/01/24	200	208,655

		2,025,841

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB, AMT, 1.29%, 10/01/33(a)	$4,800	$4,731,389

New Jersey — 8.7%
Jersey City Municipal Utilities Authority, RB, 3.00%, 07/01/22	2,000	2,000,108
New Jersey Economic Development Authority, RB
Series QQQ, 5.00%, 06/15/23	250	256,689
Series QQQ, 5.00%, 06/15/24	300	313,457
Series UU, 5.00%, 06/15/24	250	261,214
New Jersey Economic Development Authority, Refunding RB
Series A, 1.00%, 06/01/23	1,350	1,334,803
Series B, 5.00%, 11/01/23	1,010	1,046,381
Series NN, 5.00%, 03/01/23	5,945	6,067,431
Series XX, 5.00%, 06/15/23	8,010	8,224,308
Series XX, 5.00%, 06/15/24	2,990	3,124,119
New Jersey Educational Facilities Authority, RB, (SAP), 5.00%, 06/01/24	280	292,408
New Jersey Health Care Facilities Financing Authority, Refunding RB 5.00%, 10/01/23	3,500	3,615,308
Series A, 5.00%, 07/01/23	1,015	1,046,084
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series A, AMT, 5.00%, 12/01/24	1,000	1,052,591
Series B, AMT, 5.00%, 12/01/28	1,000	1,080,765
New Jersey Transportation Trust Fund Authority, RB 5.00%, 06/15/23	1,500	1,541,712
Series A, (AMBAC), 5.25%, 12/15/22	650	660,380
Series A, (AGM-CR), 5.50%, 12/15/22	1,500	1,526,618
Series AA, 5.00%, 06/15/23	175	179,682
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.50%, 12/15/22.	1,330	1,352,704
Series A, 5.25%, 12/15/23	2,000	2,080,950
Series A, 5.50%, 12/15/23	3,095	3,231,189
Series A, 5.00%, 06/15/24	5,820	6,117,548
Series B, (AMBAC), 5.25%, 12/15/23	1,130	1,175,737
Series D, 5.00%, 12/15/23	275	285,343
Series D, 5.25%, 12/15/23	7,690	8,001,253
New Jersey Turnpike Authority, Refunding RB, Series C, 5.00%, 01/01/23	615	626,162
South Orange & Maplewood School District, GO, (SCH BD RES FD), 2.00%, 08/15/23	1,075	1,076,433
State of New Jersey, GO 5.00%, 06/01/24	680	713,973
Series A, 5.00%, 06/01/24	8,330	8,746,009
Series A, 5.00%, 06/01/25	1,600	1,709,611
Township of Deptford New Jersey, GO, Series A, 4.00%, 07/11/23	4,466	4,519,488

		73,260,458

New Mexico — 0.6%
Albuquerque Municipal School District No.12, GO, Series A, (SAW), 5.00%, 08/01/24	250	264,691
Albuquerque Municipal School District No.12, Refunding GO, Series B, (SAW), 5.00%, 08/01/24	1,000	1,058,752

Security	Par (000)	Value

New Mexico (continued)
New Mexico Educational Assistance Foundation, Refunding RB, Series 1A, AMT, 5.00%, 09/01/28	$2,000	$2,213,800
New Mexico Municipal Energy Acquisition Authority, Refunding RB, Series A, 4.00%, 05/01/23	1,200	1,215,766

		4,753,009

New York — 6.5%
County of Monroe New York, Refunding GO, (AGM), 4.00%, 06/01/23	775	790,525
Genesee County Funding Corp., Refunding RB 5.00%, 12/01/24	400	419,156
5.00%, 12/01/25	200	211,756
Long Island Power Authority, RB, (AGM), 0.00%, 06/01/26(d)	500	448,668
Metropolitan Transportation Authority, RB
Series A, 5.00%, 11/15/22	500	505,251
Series A-1, 5.00%, 02/01/23	1,800	1,830,596
Series D-1, RB, 5.00%, 09/01/22	900	904,800
Metropolitan Transportation Authority, Refunding RB
Series D, 5.00%, 11/15/25	1,165	1,175,470
Series D-1, 5.00%, 11/01/28	1,185	1,197,082
Series F, 5.00%, 11/15/22	1,865	1,884,584
Monroe County Industrial Development Corp., Refunding RB 5.00%, 12/01/22	600	607,312
5.00%, 12/01/23	500	516,235
Nassau Health Care Corp., Refunding RB, (GTD), 5.00%, 08/01/24	2,215	2,347,156
New York City Housing Development Corp., Refunding RB, (FHA), 1.05%, 05/01/28	1,000	889,366
New York Convention Center Development Corp., RB, Class B, Sub Lien, 5.00%, 11/15/23.	1,915	1,990,895
New York Convention Center Development Corp., Refunding RB 5.00%, 11/15/23	350	363,923
5.00%, 11/15/25	1,600	1,730,674
New York Liberty Development Corp., Refunding RB, Class A, 0.95%, 11/15/27	3,000	2,604,921
New York State Housing Finance Agency, RB, M/F Housing
Series P, 1.55%, 11/01/23	4,570	4,560,211
Series A, VRDN, 0.93%, 11/01/44(a)	4,000	4,000,000
New York State Thruway Authority, Refunding RB, Series K, 5.00%, 01/01/23	775	789,014
New York State Urban Development Corp., Refunding RB, 5.00%, 03/15/24	3,000	3,147,618
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/28	2,145	2,256,527
New York Transportation Development Corp., Refunding RB 5.00%, 12/01/23	550	569,183
5.00%, 12/01/24	1,030	1,084,521
Series A, Class A, AMT, 5.00%, 12/01/24	1,250	1,310,236
Port Authority of New York & New Jersey, Refunding ARB
Series 230, 4.00%, 12/01/28	2,000	2,143,102
Series 227, AMT, 3.00%, 10/01/27	1,230	1,230,490
Port Authority of New York & New Jersey, Refunding RB
Series 226, AMT, 5.00%, 10/15/26	4,770	5,212,279
Series 227, AMT, 3.00%, 10/01/28	4,000	3,998,720
State of New York Mortgage Agency, RB, S/F Housing, Series 212, AMT, 2.95%, 04/01/25	1,000	1,000,021

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) June 30, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 235, AMT, 0.65%, 04/01/24	$705	$684,358
Series 235, AMT, 0.75%, 10/01/24	830	798,521
Series 235, AMT, 0.88%, 04/01/25	1,710	1,632,400
Town of Oyster Bay New York, Refunding GO, 4.00%, 03/01/24	390	401,540

		55,237,111

North Carolina — 0.6%
North Carolina Turnpike Authority, RB, 5.00%, 02/01/24	4,495	4,679,156

Ohio — 3.0%
City of Cleveland Ohio, GO, Series A, 3.00%, 12/01/23	350	355,378
County of Allen Ohio Hospital Facilities Revenue, Refunding RB 5.00%, 12/01/22	800	811,128
5.00%, 12/01/23	1,100	1,142,033
Series A, 5.00%, 08/01/23	300	309,124
Lancaster Port Authority, Refunding RB
Series A, 5.00%, 08/01/22	235	235,533
Series A, 5.00%, 02/01/23	250	254,206
Series A, Refunding RB, 5.00%, 08/01/49(a)	12,610	13,263,967
Ohio Air Quality Development Authority, Refunding RB(a) 4.00%, 09/01/30	1,100	1,132,186
Series A, AMT, 4.25%, 11/01/39	900	920,626
Ohio Higher Educational Facility Commission, Refunding RB, Series B, 1.21%, 12/01/42(a)	5,335	5,315,410
State of Ohio, RB, 5.00%, 10/01/24	1,250	1,330,620

		25,070,211

Oklahoma — 0.0%
Oklahoma Municipal Power Authority, Refunding RB, Series A, (AGM), 5.00%, 01/01/25	390	416,447

Oregon — 0.1%
City of Hermiston Oregon, GO, 4.00%, 06/01/24	345	357,273
Port of Portland OR Airport Revenue, ARB, Series 227, AMT, 5.00%, 07/01/24	565	594,373

		951,646

Pennsylvania — 7.7%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/28	2,980	3,263,136
Allegheny County Hospital Development Authority, RB, 1.56%, 11/15/26(a)	3,850	3,804,562
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/23	4,000	4,097,836
Series A, 5.00%, 04/01/24	2,400	2,516,112
Avon Grove School District Chester County, GO, (SAW), 4.00%, 11/15/22	425	429,248
Boyertown Area School District, Refunding GO, (SAW), 4.00%, 09/01/22	225	225,955
Butler County Industrial Development Authority/PA, RB, Series A-R, VRDN, 1.01%, 05/01/34(a)	5,785	5,785,000
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, 5.00%, 07/01/26	1,000	1,083,027
AMT, 5.00%, 07/01/27	2,250	2,458,714
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/24	735	773,646

Security	Par (000)	Value

Pennsylvania (continued)
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB
Series A, 5.00%, 10/01/22	$1,000	$1,008,419
Series A, 5.00%, 01/01/23	500	508,321
City of Philadelphia, Refunding GO, Series A, 5.00%, 08/01/22	1,660	1,664,464
Commonwealth Financing Authority, RB, 5.00%, 06/01/24	2,975	3,128,135
Commonwealth Financing Authority, Refunding RB, Series B, 5.00%, 06/01/25	620	657,898
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/15/24	1,585	1,665,986
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 08/15/23	1,000	1,036,326
County of Lehigh, Refunding RB 5.00%, 07/01/22	1,385	1,385,137
5.00%, 07/01/23	700	719,910
DuBois Area School District, Refunding GO
Series B, (BAM SAW), 4.00%, 11/01/22	225	226,672
Series B, (BAM SAW), 4.00%, 11/01/23	325	331,870
Easton Area School District, Refunding GO, Series A, (SAW), 4.00%, 04/01/23	375	381,895
Muhlenberg School District, Refunding GO
(SAW), 4.00%, 05/15/23	525	535,693
(SAW), 4.00%, 05/15/24	200	207,339
Palmyra Area School District, Refunding GO, (SAW), 4.00%, 04/01/23	590	600,310
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/24	575	600,993
AMT, 1.38%, 06/01/41(a)	5,000	4,865,215
Pennsylvania Economic Development Financing Authority, Refunding RB 0.40%, 10/01/23	5,000	4,834,100
Series A, 4.00%, 10/15/24	425	438,914
Pennsylvania Higher Education Assistance Agency, RB, Series A, AMT, 5.00%, 06/01/28	1,925	2,090,304
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 133, 5.00%, 10/01/23	400	413,883
Series 133, 5.00%, 04/01/25	565	602,493
Series 137, 5.00%, 04/01/27	240	264,166
Series 137, 5.00%, 10/01/27	225	248,893
Series 137, 5.00%, 04/01/28	250	277,454
Series 137, 5.00%, 10/01/28	260	288,817
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 136, 5.00%, 04/01/27	875	969,344
Series 136, 5.00%, 10/01/27	250	278,349
Series 136, 5.00%, 04/01/28	1,375	1,537,748
Perkasie Regional Authority, Refunding RB, (BAM), 4.00%, 02/01/23	230	233,584
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/24	500	527,277
Philadelphia Gas Works Co., Refunding RB
Series B, 5.00%, 08/01/23	1,000	1,030,531
Series B, (AGM), 5.00%, 08/01/24	500	527,277
Pottstown School District, Refunding GO, (BAM SAW), 4.00%, 06/01/23	385	391,265
Public Parking Authority Of Pittsburgh, Refunding RB
Series A, 5.00%, 12/01/22	665	674,499
Series A, 5.00%, 12/01/22(e)	345	350,181
School District of Philadelphia, GO Series A, (SAW), 5.00%, 09/01/22	1,150	1,156,031

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) June 30, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
School District of Philadelphia, GO (continued) Series A, (SAW), 5.00%, 09/01/23	$1,250	$1,288,609
Southeastern Pennsylvania Transportation Authority, RB
5.00%, 06/01/23	1,000	1,027,564
5.00%, 06/01/24	900	945,143
Wilson Area School District, Refunding GO, (SAW), 4.00%, 03/15/23	900	915,085

		65,273,330

Puerto Rico — 0.6%
Puerto Rico Housing Finance Authority, Refunding RB, 5.00%, 12/01/23	5,000	5,191,440

Rhode Island — 1.3%
Providence Public Building, Authority RB, Series A, (AGM), 4.00%, 09/15/22	3,240	3,255,944
Rhode Island Commerce Corp., Refunding RB
Series A, 5.00%, 06/15/23	800	822,120
1st Lien, 5.00%, 07/01/22	1,395	1,395,128
Rhode Island Health and Educational Building Corp., Refunding RB, Class B, 5.00%, 11/01/22	650	658,644
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/23	445	460,288
Series A, AMT, 5.00%, 12/01/26	620	669,666
Series A, AMT, 5.00%, 12/01/27	1,600	1,743,974
Series A, AMT, 5.00%, 12/01/28	1,515	1,657,403

		10,663,167

South Carolina — 1.0%
College of Charleston, Refunding RB, Series A, 5.00%, 04/01/24	1,640	1,724,550
Piedmont Municipal Power Agency, Refunding RB, Series E, 5.00%, 01/01/23	500	509,128
South Carolina Jobs-Economic Development Authority, RB, VRDN, 0.97%, 12/01/38(a)	900	900,000
South Carolina Public Service Authority, Refunding RB, Series A, VRDN, 0.99%, 01/01/36(a)	5,000	5,000,000

		8,133,678

South Dakota — 0.1%
South Dakota Health & Educational Facilities Authority, Refunding RB
Series A, 5.00%, 09/01/23	335	345,946
Series A, 5.00%, 09/01/24	350	368,896

		714,842

Tennessee — 2.2%
New Memphis Arena Public Building Authority, RB, CAB, 0.00%, 04/01/27(d)	1,855	1,682,811
Tennergy Corp., RB
Series A, 4.00%, 03/01/24	350	355,978
Series A, 4.00%, 12/01/51(a)	15,305	15,419,497
Tennessee Energy Acquisition Corp., RB
Series A, 5.25%, 09/01/24	910	950,663
Series A, 5.00%, 11/01/24	250	261,688

		18,670,637

Texas — 8.9%
City of Houston Texas Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 07/01/28	1,250	1,367,094
City of San Antonio Texas Airport System, Refunding RB, Series A, AMT, Subordinate, 5.00%, 07/01/28	1,000	1,096,594
Clear Creek Independent School District, GO, (PSF-GTD), 5.00%, 02/15/25	650	696,736

Security	Par (000)	Value

Texas (continued)
Dallas Fort Worth International Airport, Refunding RB, Series A, 5.00%, 11/01/23	$1,250	$1,296,749
Fort Worth Independent School District, GO, Series A, (PSF- GTD), 5.00%, 02/15/25	1,150	1,233,458
Goose Creek Consolidated Independent School District, GO, (PSF-GTD), 2.00%, 02/15/25	1,285	1,282,683
Harris County Cultural Education Facilities Finance Corp., Refunding RB(a)
Class B, 5.00%, 06/01/50	1,500	1,661,121
Class C, 1.83%, 07/01/49	5,250	5,335,475
North Central Texas Housing Finance Corp., RB, M/F Housing, 0.38%, 08/01/40(a)	3,500	3,380,832
Port of Arthur Navigation District Industrial Development Corp., RB, VRDN, 1.00%, 06/01/41(a)	10,000	10,000,000
Red River Education Finance ., RB, VRDN, 1.00%, 03/01/30(a)	17,600	17,600,000
State of Texas, GO(a)
VRDN, 0.95%, 06/01/45	7,750	7,750,000
VRDN, 1.10%, 06/01/53	2,500	2,500,000
Series A, VRDN, 0.95%, 06/01/43	2,600	2,600,000
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 07/01/22	1,815	1,815,181
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/23	1,000	1,028,869
5.00%, 12/15/24	3,900	4,064,092
5.00%, 12/15/25	2,000	2,105,900
5.00%, 12/15/27	7,200	7,643,369
Waco Educational Finance Corp., RB, 4.00%, 03/01/25	400	417,913

		74,876,066

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 5.00%, 06/15/26	1,045	1,116,911

Virginia — 0.3%
Fairfax County Economic Development Authority, Refunding RB
5.00%, 05/15/24	425	446,494
5.00%, 05/15/25	1,175	1,259,713
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/27	425	440,522

		2,146,729

Washington — 2.1%
King County Housing Authority, Refunding RB
3.00%, 06/01/23	200	202,342
3.00%, 06/01/24	225	228,680
King County WA Sewer Revenue, Refunding RB, Series A, Junior Lien, 1.21%, 01/01/40(a)	9,700	9,731,282
Port of Seattle Washington, Refunding ARB, Series B, 5.00%, 03/01/24	1,375	1,430,696
Seattle Housing Authority, RB, M/F Housing, Series A, 3.00%, 06/01/23	3,000	3,037,374
State of Washington, RB, Series F, 5.00%, 09/01/22	460	462,653
Washington Health Care Facilities Authority, Refunding RB, Series B-3, 5.00%, 08/01/49(a)	2,500	2,647,385

		17,740,412

Wisconsin — 2.7%
Public Finance Authority, Refunding RB
5.00%, 01/01/23	300	305,179
5.00%, 01/01/24	300	312,596

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) June 30, 2022	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
State of Wisconsin, GO, Series A, 1.00%, 05/01/25(a)	$6,490	$6,490,001
Wisconsin Health & Educational Facilities Authority, Refunding RB(a)
5.00%, 08/15/54	3,880	4,208,477
Series C-2, VRDN, 1.16%, 08/15/54	8,000	7,955,736
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, VRDN, 0.90%, 04/01/46(a)	3,700	3,700,000

		22,971,989

Total Investments — 101.2% (Cost: $867,570,325)		854,503,603

Liabilities in Excess of Other Assets — (1.2)%		(10,050,830)

Net Assets — 100.0%		$844,452,773

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Zero-coupon bond.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 06/30/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class(a)	$8,173,013	$—	$(8,171,047	)(b)	$(1,966)	$—	$—	—	$6,892	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$854,503,603	$—	$854,503,603

	$—	$854,503,603	$—	$854,503,603

See notes to financial statements.

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

June 30, 2022

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

ASSETS
Investments, at value — unaffiliated(a)	$1,440,690,828	$1,942,517,947	$11,116,857,415	$854,503,603
Investments, at value — affiliated(b)	35,564,012	77,796,619	432,921,461	—
Cash	—	1,832	6,565	57,358
Cash pledged for futures contracts	5,754,000	7,320,000	37,860,000	—
Receivables:
Investments sold	1,026,499	20,808,718	30,588,643	6,775,884
Capital shares sold	1,820,000	6,104,754	35,588,689	3,010,088
Dividends — unaffiliated	14,702	—	—	—
Dividends — affiliated	—	49,589	214,870	1,985
Interest — unaffiliated	16,436,222	23,546,161	127,008,316	5,751,308
Prepaid expenses	45,314	183,748	284,512	126,337

Total assets	1,501,351,577	2,078,329,368	11,781,330,471	870,226,563

ACCRUED LIABILITIES
Bank overdraft	16,805	—	—	—
Payables:
Investments purchased	1,457	37,425,459	151,148,101	22,672,533
Accounting services fees	130,180	160,798	785,804	84,642
Capital shares redeemed	2,824,274	12,642,456	57,711,665	2,317,593
Custodian fees	14,152	17,079	104,659	7,299
Income dividend distributions	636,844	1,152,148	3,988,404	333,274
Interest expense and fees	170,232	162,218	257,401	—
Investment advisory fees	450,273	731,445	3,400,724	173,258
Directors’ and Officer’s fees	19,232	8,248	129,686	3,344
Other accrued expenses	84,706	93,231	54,572	12,207
Professional fees	—	79,085	120,044	51,794
Service and distribution fees	180,088	154,790	688,828	56,262
Transfer agent fees	108,153	99,217	774,657	61,584
Variation margin on futures contracts	2,114,779	2,604,773	12,984,157	—

Total accrued liabilities	6,751,175	55,330,947	232,148,702	25,773,790

OTHER LIABILITIES
TOB Trust Certificates	118,891,962	99,140,644	343,429,981	—
Loan for TOB Trust Certificates	1,000,050	—	—	—

Total other liabilities	119,892,012	99,140,644	343,429,981	—

Total liabilities	126,643,187	154,471,591	575,578,683	25,773,790

NET ASSETS	$1,374,708,390	$1,923,857,777	$11,205,751,788	$844,452,773

NET ASSETS CONSIST OF
Paid-in capital	$1,502,860,967	$2,101,542,557	$12,084,160,799	$869,960,116
Accumulated loss	(128,152,577)	(177,684,780)	(878,409,011)	(25,507,343)

NET ASSETS	$1,374,708,390	$1,923,857,777	$11,205,751,788	$844,452,773

(a) Investments, at cost — unaffiliated	$1,495,905,120	$2,112,224,829	$11,733,215,633	$867,570,325
(b) Investments, at cost — affiliated	$35,563,675	$77,782,928	$432,638,704	$—

F I N A N C I A L S T A T E M E N T S	63

Statements of Assets and Liabilities  (continued)

June 30, 2022

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

NET ASSET VALUE

Institutional
Net assets	$646,499,956	$884,648,042	$4,410,891,348	$499,800,362

Shares outstanding	62,411,946	98,255,374	437,704,866	50,991,222

Net asset value	$10.36	$9.00	$10.08	$9.80

Shares authorized	Unlimited	350 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Service
Net assets	N/A	N/A	$2,888,918	N/A

Shares outstanding	N/A	N/A	286,890	N/A

Net asset value	N/A	N/A	$10.07	N/A

Shares authorized	N/A	N/A	375 Million	N/A

Par value	N/A	N/A	$0.10	N/A

Investor A
Net assets	$585,695,176	$616,248,436	$2,976,746,971	$256,950,177

Shares outstanding	56,507,157	68,614,053	295,189,708	26,197,644

Net asset value	$10.36	$8.98	$10.08	$9.81

Shares authorized	Unlimited	100 Million	800 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Investor A1
Net assets	$74,807,834	N/A	N/A	$11,876,371

Shares outstanding	7,217,707	N/A	N/A	1,210,593

Net asset value	$10.36	N/A	N/A	$9.81

Shares authorized	Unlimited	N/A	N/A	150 Million

Par value	$0.10	N/A	N/A	$0.10

Investor C
Net assets	$62,566,320	$33,626,094	$87,530,430	$4,575,951

Shares outstanding	6,038,597	3,733,622	8,678,925	482,618

Net asset value	$10.36	$9.01	$10.09	$9.48

Shares authorized	Unlimited	100 Million	375 Million	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

Class K
Net assets	$5,139,104	$389,335,205	$3,727,694,121	$71,249,912

Shares outstanding	496,204	43,253,091	369,753,721	7,268,266

Net asset value	$10.36	$9.00	$10.08	$9.80

Shares authorized	Unlimited	2 Billion	1.35 Billion	150 Million

Par value	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended June 30, 2022

	BlackRock New York Municipal Opportunities Fund	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund

INVESTMENT INCOME
Dividends — affiliated	$43,730	$123,857	$5,985,479	$6,892
Interest — unaffiliated	47,151,197	79,570,059	338,836,116	7,707,894

Total investment income	47,194,927	79,693,916	344,821,595	7,714,786

EXPENSES
Investment advisory	7,112,389	9,577,820	54,470,562	2,391,424
Service and distribution — class specific	2,536,408	2,106,497	11,080,472	743,912
Transfer agent — class specific	847,484	1,027,169	7,962,580	511,600
Accounting services	196,861	259,276	1,227,647	138,933
Registration	84,301	252,790	470,779	176,947
Directors and Officer	20,472	30,580	178,730	12,293
Custodian	20,338	24,686	120,860	12,830
Miscellaneous	344,712	338,943	417,345	142,873

Total expenses excluding interest expense	11,162,965	13,617,761	75,928,975	4,130,812
Interest expense(a)	900,760	1,006,913	1,241,045	—

Total expenses	12,063,725	14,624,674	77,170,020	4,130,812
Less:
Fees waived and/or reimbursed by the Manager	(812,501)	(164,377)	(3,187,585)	(336,194)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(96,685)	(148,121)	(3,088,177)	(170,681)

Total expenses after fees waived and/or reimbursed	11,154,539	14,312,176	70,894,258	3,623,937

Net investment income	36,040,388	65,381,740	273,927,337	4,090,849

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,759,134)	(14,914,342)	(291,072,232)	(10,652,585)
Investments — affiliated	2,106	(38,823)	(22,959,325)	(1,966)
Futures contracts	33,847,342	13,223,928	84,090,948	—

	29,090,314	(1,729,237)	(229,940,609)	(10,654,551)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(203,242,084)	(360,282,377)	(1,467,365,624)	(18,300,286)
Investments — affiliated	(2,106)	13,271	(1,620,946)	—
Futures contracts	3,426,115	5,475,263	(5,061,269)	—

	(199,818,075)	(354,793,843)	(1,474,047,839)	(18,300,286)

Net realized and unrealized loss	(170,727,761)	(356,523,080)	(1,703,988,448)	(28,954,837)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(134,687,373)	$(291,141,340)	$(1,430,061,111)	$(24,863,988)

(a)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	65

Statements of Changes in Net Assets

	BlackRock New York Municipal Opportunities Fund		BlackRock High Yield Municipal Fund
	Year Ended June 30,		Year Ended June 30,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$36,040,388	$36,490,035	$65,381,740	$53,367,814
Net realized gain (loss)	29,090,314	41,585,368	(1,729,237)	30,212,248
Net change in unrealized appreciation (depreciation)	(199,818,075)	64,922,698	(354,793,843)	153,072,066

Net increase (decrease) in net assets resulting from operations	(134,687,373)	142,998,101	(291,141,340)	236,652,128

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(17,701,989)	(16,925,281)	(38,913,538)	(31,948,494)
Investor A	(14,918,046)	(15,856,840)	(21,610,759)	(16,231,308)
Investor A1	(2,006,341)	(2,171,880)	—	—
Investor C	(1,154,173)	(1,425,757)	(1,039,792)	(1,167,144)
Class K	(140,624)	(110,917)	(9,449,244)	(3,945,319)

Decrease in net assets resulting from distributions to shareholders	(35,921,173)	(36,490,675)	(71,013,333)	(53,292,265)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(40,921,219)	(186,279,396)	250,730,888	529,983,558

NET ASSETS
Total increase (decrease) in net assets	(211,529,765)	(79,771,970)	(111,423,785)	713,343,421
Beginning of year	1,586,238,155	1,666,010,125	2,035,281,562	1,321,938,141

End of year	$1,374,708,390	$1,586,238,155	$1,923,857,777	$2,035,281,562

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock National Municipal Fund		BlackRock Short-Term Municipal Fund

	Year Ended June 30,		Year Ended June 30,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$273,927,337	$254,263,905	$4,090,849	$4,520,673
Net realized gain (loss)	(229,940,609)	194,399,769	(10,654,551)	(34,720)
Net change in unrealized appreciation (depreciation)	(1,474,047,839)	280,129,266	(18,300,286)	1,280,963

Net increase (decrease) in net assets resulting from operations	(1,430,061,111)	728,792,940	(24,863,988)	5,766,916

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(141,270,191)	(96,342,920)	(2,953,108)	(3,176,503)
Service	(80,775)	(58,285)	—	—
Investor A	(88,850,592)	(68,908,582)	(982,419)	(1,220,634)
Investor A1	—	—	(61,798)	(81,573)
Investor C	(1,683,957)	(1,413,914)	—	—
Class K	(111,707,937)	(86,606,452)	(228,855)	(83,481)

Decrease in net assets resulting from distributions to shareholders	(343,593,452)	(253,330,153)	(4,226,180)	(4,562,191)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,214,169,146)	1,327,537,307	47,597,807	174,867,777

NET ASSETS
Total increase (decrease) in net assets	(3,987,823,709)	1,803,000,094	18,507,639	176,072,502
Beginning of year	15,193,575,497	13,390,575,403	825,945,134	649,872,632

End of year	$11,205,751,788	$15,193,575,497	$844,452,773	$825,945,134

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	67

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund
	Institutional
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.59	$10.83	$11.38	$11.31	$11.21

Net investment income(a)	0.28	0.28	0.28	0.33	0.33
Net realized and unrealized gain (loss)	(1.23)	0.76	(0.55)	0.22	0.10

Net increase (decrease) from investment operations	(0.95)	1.04	(0.27)	0.55	0.43

Distributions(b)
From net investment income	(0.28)	(0.28)	(0.28)	(0.36)	(0.33)
From net realized gain	—	—	—	(0.12)	—

Total distributions	(0.28)	(0.28)	(0.28)	(0.48)	(0.33)

Net asset value, end of year	$10.36	$11.59	$10.83	$11.38	$11.31

Total Return(c)
Based on net asset value	(8.35)%	9.71%	(2.41)%	4.96%	3.93%

Ratios to Average Net Assets(d)
Total expenses	0.62%	0.61%	0.63%	0.71%	0.74%

Total expenses after fees waived and/or reimbursed	0.56%	0.54%	0.58%	0.65%	0.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	2.49%	2.49%	2.52%	2.99%	2.96%

Supplemental Data
Net assets, end of year (000)	$646,500	$706,229	$702,632	$733,534	$455,378

Borrowings outstanding, end of year (000)	$119,892	$104,930	$94,386	$88,529	$67,389

Portfolio turnover rate	32%	15%	43%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor A
	Year Ended June 30,
	2022	2021	2020		2019	2018

Net asset value, beginning of year	$11.59	$10.84	$11.39		$11.31	$11.21

Net investment income(a)	0.25	0.25	0.25		0.31	0.31
Net realized and unrealized gain (loss)	(1.23)	0.75	(0.55)		0.22	0.10

Net increase (decrease) from investment operations	(0.98)	1.00	(0.30)		0.53	0.41

Distributions(b)
From net investment income	(0.25)	(0.25)	(0.25)		(0.33)	(0.31)
From net realized gain	—	—	—		(0.12)	—

Total distributions	(0.25)	(0.25)	(0.25)		(0.45)	(0.31)

Net asset value, end of year	$10.36	$11.59	$10.84		$11.39	$11.31

Total Return(c)
Based on net asset value	(8.58)%	9.34%	(2.65)%		4.79%	3.67%

Ratios to Average Net Assets(d)
Total expenses	0.86%	0.85%	0.88	%(e)	0.97%	0.96%

Total expenses after fees waived and/or reimbursed	0.81%	0.79%	0.84%		0.90%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.75%	0.75%	0.75%		0.75%	0.75%

Net investment income	2.24%	2.24%	2.27%		2.73%	2.71%

Supplemental Data
Net assets, end of year (000)	$585,695	$697,842	$756,236		$609,557	$362,961

Borrowings outstanding, end of year (000)	$119,892	$104,930	$94,386		$88,529	$67,389

Portfolio turnover rate	32%	15%	43%		43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	69

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor A1
	Year Ended June 30,
	2022	2021	2020		2019	2018

Net asset value, beginning of year	$11.59	$10.84	$11.38		$11.31	$11.21

Net investment income(a)	0.27	0.27	0.27		0.32	0.32
Net realized and unrealized gain (loss)	(1.23)	0.75	(0.54)		0.21	0.10

Net increase (decrease) from investment operations	(0.96)	1.02	(0.27)		0.53	0.42

Distributions(b)
From net investment income	(0.27)	(0.27)	(0.27)		(0.34)	(0.32)
From net realized gain	—	—	—		(0.12)	—

Total distributions	(0.27)	(0.27)	(0.27)		(0.46)	(0.32)

Net asset value, end of year	$10.36	$11.59	$10.84		$11.38	$11.31

Total Return(c)
Based on net asset value	(8.44)%	9.50%	(2.42)%		4.85%	3.83%

Ratios to Average Net Assets(d)
Total expenses	0.71%	0.70%	0.73	%(e)	0.81%	0.81%

Total expenses after fees waived and/or reimbursed	0.66%	0.64%	0.69%		0.75%	0.72%

Total expenses after fees waived and/or reimbursed and excluding interest expense(f)	0.60%	0.60%	0.60%		0.60%	0.60%

Net investment income	2.39%	2.39%	2.42%		2.89%	2.87%

Supplemental Data
Net assets, end of year (000)	$74,808	$89,501	$91,458		$103,286	$107,538

Borrowings outstanding, end of year (000)	$119,892	$104,930	$94,386		$88,529	$67,389

Portfolio turnover rate	32%	15%	43%		43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(f)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Investor C
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$11.59	$10.83	$11.38	$11.31	$11.21

Net investment income(a)	0.17	0.17	0.17	0.22	0.22
Net realized and unrealized gain (loss)	(1.23)	0.76	(0.55)	0.21	0.10

Net increase (decrease) from investment operations	(1.06)	0.93	(0.38)	0.43	0.32

Distributions(b)
From net investment income	(0.17)	(0.17)	(0.17)	(0.24)	(0.22)
From net realized gain	—	—	—	(0.12)	—

Total distributions	(0.17)	(0.17)	(0.17)	(0.36)	(0.22)

Net asset value, end of year	$10.36	$11.59	$10.83	$11.38	$11.31

Total Return(c)
Based on net asset value	(9.27)%	8.62%	(3.38)%	3.92%	2.89%

Ratios to Average Net Assets(d)
Total expenses	1.62%	1.62%	1.64%	1.72%	1.73%

Total expenses after fees waived and/or reimbursed	1.56%	1.54%	1.59%	1.65%	1.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.50%	1.50%	1.50%	1.50%	1.50%

Net investment income	1.48%	1.49%	1.52%	1.99%	1.96%

Supplemental Data
Net assets, end of year (000)	$62,566	$87,465	$111,588	$119,391	$98,722

Borrowings outstanding, end of year (000)	$119,892	$104,930	$94,386	$88,529	$67,389

Portfolio turnover rate	32%	15%	43%	43%	43%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	71

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock New York Municipal Opportunities Fund (continued)
	Class K
	Year Ended June 30,				Period from 01/25/18 to 06/30/18	(a)
	2022	2021	2020	2019

Net asset value, beginning of period	$11.58	$10.83	$11.38	$11.31	$11.34

Net investment income(b)	0.29	0.28	0.29	0.34	0.16
Net realized and unrealized gain (loss)	(1.23)	0.75	(0.55)	0.21	(0.05)

Net increase (decrease) from investment operations	(0.94)	1.03	(0.26)	0.55	0.11

Distributions(c)
From net investment income	(0.28)	(0.28)	(0.29)	(0.36)	(0.14)
From net realized gain	—	—	—	(0.12)	—

Total distributions	(0.28)	(0.28)	(0.29)	(0.48)	(0.14)

Net asset value, end of period	$10.36	$11.58	$10.83	$11.38	$11.31

Total Return(d)
Based on net asset value	(8.23)%	9.67%	(2.36)%	5.01%	1.02	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.57%	0.57%	0.59%	0.67%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.51%	0.49%	0.54%	0.60%	0.58	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.45%	0.45%	0.45%	0.45%	0.45	%(g)

Net investment income	2.55%	2.53%	2.54%	3.05%	3.42	%(g)

Supplemental Data
Net assets, end of period (000)	$5,139	$5,202	$4,097	$4,050	$2,611

Borrowings outstanding, end of year (000)	$119,892	$104,930	$94,386	$88,529	$67,389

Portfolio turnover rate	32%	15%	43%	43%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund
	Institutional
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.69	$9.54	$9.89	$9.59	$9.54

Net investment income(a)	0.32	0.35	0.36	0.39	0.40
Net realized and unrealized gain (loss)	(1.66)	1.15	(0.35)	0.30	0.05

Net increase (decrease) from investment operations	(1.34)	1.50	0.01	0.69	0.45

Distributions(b)
From net investment income	(0.32)	(0.35)	(0.36)	(0.39)	(0.40)
From net realized gain	(0.03)	—	—	—	—

Total distributions	(0.35)	(0.35)	(0.36)	(0.39)	(0.40)

Net asset value, end of year	$9.00	$10.69	$9.54	$9.89	$9.59

Total Return(c)
Based on net asset value	(12.84)%	16.00%	0.10%	7.36%	4.78%

Ratios to Average Net Assets(d)
Total expenses	0.61%	0.61%	0.66%	0.71%	0.70%

Total expenses after fees waived and/or reimbursed	0.59%	0.58%	0.64%	0.68%	0.68%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.54%	0.54%	0.53%	0.52%	0.54%

Net investment income	3.17%	3.44%	3.71%	4.03%	4.14%

Supplemental Data
Net assets, end of year (000)	$884,648	$1,190,526	$757,746	$780,811	$549,217

Borrowings outstanding, end of year (000)	$99,141	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	34%	23%	31%	14%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)
	Investor A
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.67	$9.52	$9.87	$9.56	$9.52

Net investment income(a)	0.30	0.32	0.34	0.36	0.37
Net realized and unrealized gain (loss)	(1.66)	1.15	(0.35)	0.31	0.04

Net increase (decrease) from investment operations	(1.36)	1.47	(0.01)	0.67	0.41

Distributions(b)
From net investment income	(0.30)	(0.32)	(0.34)	(0.36)	(0.37)
From net realized gain	(0.03)	—	—	—	—

Total distributions	(0.33)	(0.32)	(0.34)	(0.36)	(0.37)

Net asset value, end of year	$8.98	$10.67	$9.52	$9.87	$9.56

Total Return(c)
Based on net asset value	(13.09)%	15.73%	(0.16)%	7.21%	4.40%

Ratios to Average Net Assets(d)
Total expenses	0.84%	0.85%	0.92%	0.98%	0.96%

Total expenses after fees waived and/or reimbursed	0.83%	0.83%	0.89%	0.95%	0.94%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	0.78%	0.78%	0.78%	0.79%	0.80%

Net investment income	2.96%	3.20%	3.46%	3.76%	3.88%

Supplemental Data
Net assets, end of year (000)	$616,248	$634,326	$422,270	$345,255	$220,992

Borrowings outstanding, end of year (000)	$99,141	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	34%	23%	31%	14%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)
	Investor C
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.70	$9.55	$9.89	$9.59	$9.55

Net investment income(a)	0.22	0.25	0.26	0.29	0.30
Net realized and unrealized gain (loss)	(1.66)	1.15	(0.34)	0.30	0.04

Net increase (decrease) from investment operations	(1.44)	1.40	(0.08)	0.59	0.34

Distributions(b)
From net investment income	(0.22)	(0.25)	(0.26)	(0.29)	(0.30)
From net realized gain	(0.03)	—	—	—	—

Total distributions	(0.25)	(0.25)	(0.26)	(0.29)	(0.30)

Net asset value, end of year	$9.01	$10.70	$9.55	$9.89	$9.59

Total Return(c)
Based on net asset value	(13.70)%	14.83%	(0.80)%	6.28%	3.62%

Ratios to Average Net Assets(d)
Total expenses	1.62%	1.63%	1.69%	1.74%	1.73%

Total expenses after fees waived and/or reimbursed	1.59%	1.59%	1.65%	1.70%	1.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense(e)	1.54%	1.54%	1.54%	1.54%	1.56%

Net investment income	2.18%	2.49%	2.70%	3.02%	3.13%

Supplemental Data
Net assets, end of year (000)	$33,626	$44,050	$58,114	$64,484	$60,065

Borrowings outstanding, end of year (000)	$99,141	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	34%	23%	31%	14%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	75

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield Municipal Fund (continued)
	Class K
	Year Ended June 30,				Period from 01/25/18 to 06/30/18	(a)
	2022	2021	2020	2019

Net asset value, beginning of period	$10.69	$9.54	$9.89	$9.59	$9.62

Net investment income(b)	0.33	0.35	0.36	0.39	0.18
Net realized and unrealized gain (loss)	(1.66)	1.15	(0.34)	0.30	(0.04)

Net increase (decrease) from investment operations	(1.33)	1.50	0.02	0.69	0.14

Distributions(c)
From net investment income	(0.33)	(0.35)	(0.37)	(0.39)	(0.17)
From net realized gain	(0.03)	—	—	—	—

Total distributions	(0.36)	(0.35)	(0.37)	(0.39)	(0.17)

Net asset value, end of period	$9.00	$10.69	$9.54	$9.89	$9.59

Total Return(d)
Based on net asset value	(12.80)%	16.05%	0.14%	7.40%	1.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.55%	0.57%	0.64%	0.69%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.54%	0.54%	0.60%	0.65%	0.62	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense(i)	0.49%	0.49%	0.49%	0.49%	0.49	%(g)

Net investment income	3.33%	3.47%	3.77%	4.04%	4.48	%(g)

Supplemental Data
Net assets, end of period (000)	$389,335	$166,379	$83,809	$49,062	$11,712

Borrowings outstanding, end of year (000)	$99,141	$114,824	$102,624	$75,301	$61,022

Portfolio turnover rate	34%	23%	31%	14%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund
	Institutional
	Year Ended June 30,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$11.47		$11.07		$11.06		$10.79		$10.88

Net investment income(a)	0.22		0.21		0.26		0.33		0.33
Net realized and unrealized gain (loss)	(1.34)		0.40		0.02		0.27		(0.09)

Net increase (decrease) from investment operations	(1.12)		0.61		0.28		0.60		0.24

Distributions(b)
From net investment income	(0.22)		(0.21)		(0.26)		(0.33)		(0.33)
From net realized gain	(0.05)		—		(0.01)		—		—

Total distributions	(0.27)		(0.21)		(0.27)		(0.33)		(0.33)

Net asset value, end of year	$10.08		$11.47		$11.07		$11.06		$10.79

Total Return(c)
Based on net asset value	(9.89)%		5.59%		2.62%		5.68%		2.23%

Ratios to Average Net Assets(d)
Total expenses	0.49%		0.49%		0.53%		0.53%		0.52%

Total expenses after fees waived and/or reimbursed	0.44%		0.44%		0.47%		0.48%		0.44%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.43	%(e)	0.43	%(e)	0.43	%(e)	0.43	%(e)	0.44%

Net investment income	2.00%		1.89%		2.39%		3.04%		3.04%

Supplemental Data
Net assets, end of year (000)	$4,410,891		$5,801,296		$4,650,471		$4,063,258		$3,028,849

Borrowings outstanding, end of year (000)	$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	77

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Service
	Year Ended June 30,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$11.46		$11.07		$11.06		$10.78		$10.87

Net investment income(a)	0.20		0.19		0.25		0.31		0.31
Net realized and unrealized gain (loss)	(1.34)		0.39		0.01		0.27		(0.10)

Net increase (decrease) from investment operations	(1.14)		0.58		0.26		0.58		0.21

Distributions(b)
From net investment income	(0.20)		(0.19)		(0.24)		(0.30)		(0.30)
From net realized gain	(0.05)		—		(0.01)		—		—

Total distributions	(0.25)		(0.19)		(0.25)		(0.30)		(0.30)

Net asset value, end of year	$10.07		$11.46		$11.07		$11.06		$10.78

Total Return(c)
Based on net asset value	(10.11)%		5.24%		2.37%		5.51%		1.99%

Ratios to Average Net Assets(d)
Total expenses	0.70%		0.71%		0.74%		0.76%		0.71%

Total expenses after fees waived and/or reimbursed	0.68%		0.68%		0.71%		0.73%		0.67%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.67	%(e)	0.67	%(e)	0.67	%(e)	0.68	%(e)	0.67%

Net investment income	1.77%		1.65%		2.25%		2.90%		2.90%

Supplemental Data
Net assets, end of year (000)	$2,889		$3,564		$3,494		$3,318		$2,407

Borrowings outstanding, end of year (000)	$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Investor A
	Year Ended June 30,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$11.47		$11.08		$11.07		$10.80		$10.88

Net investment income(a)	0.19		0.19		0.24		0.30		0.30
Net realized and unrealized gain (loss)	(1.34)		0.39		0.02		0.27		(0.08)

Net increase (decrease) from investment operations	(1.15)		0.58		0.26		0.57		0.22

Distributions(b)
From net investment income	(0.19)		(0.19)		(0.24)		(0.30)		(0.30)
From net realized gain	(0.05)		—		(0.01)		—		—

Total distributions	(0.24)		(0.19)		(0.25)		(0.30)		(0.30)

Net asset value, end of year	$10.08		$11.47		$11.08		$11.07		$10.80

Total Return(c)
Based on net asset value	(10.11)%		5.23%		2.36%		5.41%		2.07%

Ratios to Average Net Assets(d)
Total expenses	0.75%		0.75%		0.80%		0.82%		0.77%

Total expenses after fees waived and/or reimbursed	0.69%		0.69%		0.72%		0.73%		0.69%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.68	%(e)	0.68	%(e)	0.68	%(e)	0.68	%(e)	0.69%

Net investment income	1.74%		1.64%		2.13%		2.79%		2.79%

Supplemental Data
Net assets, end of year (000)	$2,976,747		$4,427,191		$3,978,736		$3,227,894		$2,730,622

Borrowings outstanding, end of year (000)	$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	79

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Investor C
	Year Ended June 30,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$11.48		$11.08		$11.07		$10.80		$10.88

Net investment income(a)	0.11		0.10		0.15		0.22		0.22
Net realized and unrealized gain (loss)	(1.34)		0.40		0.02		0.27		(0.08)

Net increase (decrease) from investment operations	(1.23)		0.50		0.17		0.49		0.14

Distributions(b)
From net investment income	(0.11)		(0.10)		(0.15)		(0.22)		(0.22)
From net realized gain	(0.05)		—		(0.01)		—		—

Total distributions	(0.16)		(0.10)		(0.16)		(0.22)		(0.22)

Net asset value, end of year	$10.09		$11.48		$11.08		$11.07		$10.80

Total Return(c)
Based on net asset value	(10.77)%		4.53%		1.60%		4.63%		1.31%

Ratios to Average Net Assets(d)
Total expenses	1.48%		1.48%		1.51%		1.51%		1.47%

Total expenses after fees waived and/or reimbursed	1.44%		1.44%		1.47%		1.48%		1.43%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.43	%(e)	1.43	%(e)	1.43	%(e)	1.43	%(e)	1.43%

Net investment income	0.99%		0.90%		1.39%		2.06%		2.04%

Supplemental Data
Net assets, end of year (000)	$87,530		$129,601		$232,884		$270,445		$327,384

Borrowings outstanding, end of year (000)	$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock National Municipal Fund (continued)
	Class K
	Year Ended June 30,
	2022		2021		2020		2019		2018

Net asset value, beginning of year	$11.47		$11.08		$11.07		$10.79		$10.88

Net investment income(a)	0.23		0.22		0.27		0.33		0.33
Net realized and unrealized gain (loss)	(1.34)		0.39		0.02		0.28		(0.09)

Net increase (decrease) from investment operations	(1.11)		0.61		0.29		0.61		0.24

Distributions(b)
From net investment income	(0.23)		(0.22)		(0.27)		(0.33)		(0.33)
From net realized gain	(0.05)		—		(0.01)		—		—

Total distributions	(0.28)		(0.22)		(0.28)		(0.33)		(0.33)

Net asset value, end of year	$10.08		$11.47		$11.08		$11.07		$10.79

Total Return(c)
Based on net asset value	(9.84)%		5.54%		2.67%		5.82%		2.28%

Ratios to Average Net Assets(d)
Total expenses	0.41%		0.42%		0.46%		0.46%		0.44%

Total expenses after fees waived and/or reimbursed	0.39%		0.39%		0.42%		0.43%		0.39%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.38	%(e)	0.38	%(e)	0.38	%(e)	0.38	%(e)	0.39%

Net investment income	2.06%		1.94%		2.43%		3.09%		3.09%

Supplemental Data
Net assets, end of year (000)	$3,727,694		$4,831,923		$4,524,990		$3,736,686		$3,012,495

Borrowings outstanding, end of year (000)	$343,430		$126,900		$126,900		$324,360		$—

Portfolio turnover rate	74%		42%		75%		77%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund
	Institutional
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.17	$10.15	$10.15	$10.08	$10.12

Net investment income(a)	0.06	0.07	0.15	0.16	0.11
Net realized and unrealized gain (loss)	(0.37)	0.02	—	0.07	(0.04)

Net increase (decrease) from investment operations	(0.31)	0.09	0.15	0.23	0.07

Distributions from net investment income(b)	(0.06)	(0.07)	(0.15)	(0.16)	(0.11)

Net asset value, end of year	$9.80	$10.17	$10.15	$10.15	$10.08

Total Return(c)
Based on net asset value	(3.06)%	0.90%	1.47%	2.32%	0.71%

Ratios to Average Net Assets(d)
Total expenses	0.44%	0.44%	0.46%	0.46%	0.49%

Total expenses after fees waived and/or reimbursed	0.36%	0.36%	0.36%	0.36%	0.36%

Net investment income	0.59%	0.70%	1.46%	1.61%	1.12%

Supplemental Data
Net assets, end of year (000)	$499,800	$502,164	$418,338	$350,720	$360,543

Portfolio turnover rate	106%	41%	94%	129%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor A
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.18	$10.16	$10.15	$10.08	$10.13

Net investment income(a)	0.03	0.05	0.12	0.14	0.09
Net realized and unrealized gain (loss)	(0.36)	0.02	0.01	0.07	(0.05)

Net increase (decrease) from investment operations	(0.33)	0.07	0.13	0.21	0.04

Distributions from net investment income(b)	(0.04)	(0.05)	(0.12)	(0.14)	(0.09)

Net asset value, end of year	$9.81	$10.18	$10.16	$10.15	$10.08

Total Return(c)
Based on net asset value	(3.28)%	0.66%	1.32%	2.08%	0.37%

Ratios to Average Net Assets(d)
Total expenses	0.63%	0.64%	0.65%	0.67%	0.68%

Total expenses after fees waived and/or reimbursed	0.59%	0.59%	0.60%	0.60%	0.60%

Net investment income	0.34%	0.45%	1.19%	1.39%	0.85%

Supplemental Data
Net assets, end of year (000)	$256,950	$287,551	$199,842	$109,462	$61,444

Portfolio turnover rate	106%	41%	94%	129%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor A1
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.18	$10.16	$10.16	$10.08	$10.13

Net investment income(a)	0.04	0.06	0.13	0.15	0.10
Net realized and unrealized gain (loss)	(0.36)	0.02	0.01	0.08	(0.05)

Net increase (decrease) from investment operations	(0.32)	0.08	0.14	0.23	0.05

Distributions from net investment income(b)	(0.05)	(0.06)	(0.14)	(0.15)	(0.10)

Net asset value, end of year	$9.81	$10.18	$10.16	$10.16	$10.08

Total Return(c)
Based on net asset value	(3.15)%	0.80%	1.37%	2.32%	0.51%

Ratios to Average Net Assets(d)
Total expenses	0.51%	0.51%	0.51%	0.53%	0.55%

Total expenses after fees waived and/or reimbursed	0.46%	0.46%	0.46%	0.46%	0.46%

Net investment income	0.44%	0.57%	1.33%	1.47%	0.98%

Supplemental Data
Net assets, end of year (000)	$11,876	$12,930	$14,172	$15,570	$17,389

Portfolio turnover rate	106%	41%	94%	129%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Investor C
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.88	$9.89	$9.89	$9.82	$9.86

Net investment income (loss)(a)	(0.07)	(0.05)	0.03	0.05	—
Net realized and unrealized gain (loss)	(0.33)	0.04	0.02	0.08	(0.03)

Net increase (decrease) from investment operations	(0.40)	(0.01)	0.05	0.13	(0.03)

Distributions from net investment income(b)	—	—	(0.05)	(0.06)	(0.01)

Net asset value, end of year	$9.48	$9.88	$9.89	$9.89	$9.82

Total Return(c)
Based on net asset value	(4.205)%	(0.10)%	0.46%	1.33%	(0.26)%

Ratios to Average Net Assets(d)
Total expenses	1.42%	1.43%	1.43%	1.45%	1.46%

Total expenses after fees waived and/or reimbursed	1.36%	1.36%	1.36%	1.36%	1.36%

Net investment income (loss)	(0.76)%	(0.53)%	0.34%	0.52%	0.01%

Supplemental Data
Net assets, end of year (000)	$4,576	$5,123	$10,373	$15,434	$16,825

Portfolio turnover rate	106%	41%	94%	129%	153%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	85

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Short-Term Municipal Fund (continued)
	Class K
	Year Ended June 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$10.17	$10.15	$10.15	$10.08	$10.12

Net investment income(a)	0.06	0.06	0.12	0.14	0.08
Net realized and unrealized gain (loss)	(0.37)	0.04	0.03	0.10	—

Net increase (decrease) from investment operations	(0.31)	0.10	0.15	0.24	0.08

Distributions from net investment income(b)	(0.06)	(0.08)	(0.15)	(0.17)	(0.12)

Net asset value, end of year	$9.80	$10.17	$10.15	$10.15	$10.08

Total Return(c)
Based on net asset value	(23.01)%	0.95%	1.52%	2.37%	0.76%

Ratios to Average Net Assets(d)
Total expenses	0.35%	0.36%	0.37%	0.38%	0.38%

Total expenses after fees waived and/or reimbursed	0.31%	0.31%	0.31%	0.31%	0.31%

Net investment income	0.64%	0.57%	1.23%	1.43%	0.75%

Supplemental Data
Net assets, end of year (000)	$71,250	$18,177	$7,148	$7,450	$6,719

Portfolio turnover rate	106%	41%	94%	129%	153%

(a) Based on average shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Where applicable, assumes the reinvestment of distributions.

(d) Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Multi-State Municipal Series Trust (the “Trust”) and BlackRock Municipal Bond Fund, Inc. (the “Corporation”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor A1 and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor A1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge		CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No		No		None
Investor A Shares	Yes		No	(a)	None
Investor A1 Shares	No	(b)	No	(c)	None
Investor C Shares	No		Yes	(d)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00% for all Funds other than New York Municipal Opportunities, which is subject to a maximum sales charge of 4.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

(c)

Investor A1 Shares may be subject to CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

(d)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Trustees of BlackRock Multi-State Municipal Series Trust and Board of Directors of BlackRock Municipal Bond Fund, Inc. are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of BlackRock New York Municipal Opportunities Fund (the “Acquiring Fund”) and the Board and shareholders of BlackRock New York Municipal Bond Trust (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received shares of the Acquiring Fund in an amount equal to the aggregate net asset value (“NAV”) of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on October 23, 2020, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganization was accomplished by a tax-free exchange of Common shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Acquiring Fund’s Share Class	Shares of Acquiring Fund
BlackRock New York Municipal Bond Trust	Common	2,800,434	1.44320473	Investor A	4,041,600

The Target Fund’s net assets and composition of net assets on October 23, 2020, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$43,902,809
Paid-in-capital	39,293,626
Accumulated earnings	4,609,183

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Notes to Financial Statements  (continued)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Acquiring Fund before the reorganization were $1,548,364,641. The aggregate net assets of the Acquiring Fund immediately after the reorganization amounted to $1,592,267,450. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates
BlackRock New York Municipal Bond Trust	$53,220,158	$48,329,859	$10,600,472

The purpose of these transactions was to combine funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on October 23, 2020.

Assuming the reorganization had been completed on July 1, 2020, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended June 30, 2021, are as follows:

• Net investment income: $ 36,735,555

• Net realized and change in unrealized gain/loss on investments: $ 111,168,142

• Net increase in net assets resulting from operations: $ 147,903,697

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since October 26, 2020.

Reorganization costs incurred by BlackRock New York Municipal Opportunities Fund in connection with the reorganization were expensed by BlackRock New York Municipal Opportunities Fund. The Manager reimbursed the Fund $86,834, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts,) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

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Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

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Notes to Financial Statements  (continued)

Standard Inputs Generally Considered By Third-Party Pricing Services
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

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Notes to Financial Statements  (continued)

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
New York Municipal	$309,630	$463,985	$127,145	$900,760
High Yield Municipal	334,072	534,140	138,701	1,006,913
National Municipal	460,212	565,849	214,984	1,241,045

For the year ended June 30, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
New York Municipal	$227,806,964	$118,891,962	0.93% — 1.08%	$108,729,288	0.82%
High Yield Municipal	165,500,971	99,140,644	0.92 — 1.06	126,870,011	0.79
National Municipal	743,510,891	343,429,981	0.94 — 0.99	146,815,175	0.85

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at June 30, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at June 30, 2022.

For the year ended June 30, 2022, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
New York Municipal	$1,000,050	0.43 — 0.43%	$339,569	0.78%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in

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Notes to Financial Statements  (continued)

an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation and the Trust, on behalf of the applicable Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	New York Municipal	High Yield Municipal
First $1 billion	0.47%	0.47%
$1 billion — $3 billion	0.44	0.44
$3 billion — $5 billion	0.42	0.42
$5 billion — $10 billion	0.41	0.41
Greater than $10 billion	0.40	0.40

	Investment Advisory Fees
Aggregate of Average Daily Net Assets of the Two Combined Funds(a)	National Municipal	Short-Term Municipal
First $250 Million	0.410%	0.360%
$250 Million — $400 Million	0.385	0.340
$400 Million — $550 Million	0.385	0.320
Greater than $550 Million	0.385	0.290

(a)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of National Municipal and Short-Term Municipal (the “two combined Funds”) that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

Service and Distribution Fees: The Corporation and the Trust, on behalf of the applicable Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	New York Municipal		High Yield Municipal		National Municipal		Short-Term Municipal
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Service	N/A	N/A	N/A	N/A	0.25%	N/A	N/A	N/A
Investor A	0.25%	N/A	0.25%	N/A	0.25	N/A	0.25%	N/A
Investor A1	0.10	N/A	N/A	N/A	N/A	N/A	0.10	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended June 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Service	Investor A	Investor A1	Investor C	Total
New York Municipal	$—	$1,669,497	$84,173	$782,738	$2,536,408
High Yield Municipal	—	1,680,082	—	426,415	2,106,497
National Municipal	8,851	9,937,009	—	1,134,612	11,080,472
Short-Term Municipal	—	685,744	12,504	45,664	743,912

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Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2022, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional
National Municipal	$910,550
Short-Term Municipal	159,456

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended June 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$748	$—	$2,057	$1,247	$499	$19	$4,570
High Yield Municipal	1,179	—	1,620	—	561	143	3,503
National Municipal	25,682	87	10,846	—	1,122	9,350	47,087
Short-Term Municipal	935	—	802	71	76	6	1,890

For the year ended June 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$444,536	$—	$314,926	$41,008	$46,608	$406	$847,484
High Yield Municipal	696,399	—	284,409	—	30,419	15,942	1,027,169
National Municipal	4,461,175	1,356	3,347,856	—	78,992	73,201	7,962,580
Short-Term Municipal	416,315	—	84,552	6,932	3,060	741	511,600

Other Fees: For the year ended June 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
New York Municipal	$6,864
High Yield Municipal	26,100
National Municipal	33,425
Short-Term Municipal	3,799

For the year ended June 30, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
New York Municipal	$57,142	$5,084
High Yield Municipal	137,752	7,652
National Municipal	337,279	8,948
Short-Term Municipal	42,735	150

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended June 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$1,500
High Yield Municipal	48,838
National Municipal	473,727
Short-Term Municipal	3,038

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to National Municipal, for the year ended June 30, 2022, the Manager waived $1,285,518 in investment advisory fees pursuant to this arrangement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Service	Investor A	Investor A1	Investor C	Class K
New York Municipal	0.50%	—	0.75%	0.60%	1.50%	0.45%
High Yield Municipal	0.54	—	0.79	—	1.54	0.49
National Municipal	0.43	0.68%	0.68	—	1.43	0.38
Short-Term Municipal	0.36	—	0.61	0.46	1.36	0.31

The Manager has agreed not to reduce or discontinue this contractual expense limitation through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended June 30, 2022, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager
New York Municipal	$811,001
High Yield Municipal	115,539
National Municipal	1,428,340
Short-Term Municipal	333,156

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the year ended June 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Investor A1	Investor C	Class K	Total
New York Municipal	$88,288	$—	$521	$7,471	$405	$96,685
High Yield Municipal	124,265	—	—	8,840	15,016	148,121
National Municipal	1,632,583	1,360,305	—	22,258	73,031	3,088,177
Short-Term Municipal	168,485	—	679	777	740	170,681

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. New York Municipal, National Municipal and Short-Term Municipal are currently permitted to borrow under the Interfund Lending Program. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended June 30, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Short-Term Municipal	$9,505,951	$21,036,025	$—

7. PURCHASES AND SALES

For the year ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
New York Municipal	$538,167,591	$515,579,626
High Yield Municipal	1,007,500,425	703,689,439

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fund Name	Purchases	Sales
National Municipal	$9,212,482,428	$9,503,965,952
Short-Term Municipal	915,785,822	851,848,964

8.    INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 06/30/22	Year Ended 06/30/21
New York Municipal
Tax-exempt income	$33,069,120	$34,768,427
Ordinary income	2,852,053	1,722,248

	$35,921,173	$36,490,675

High Yield Municipal
Tax-exempt income	$63,303,139	$52,561,355
Ordinary income	1,601,216	730,910
Long-term capital gains	6,108,978	—

	$71,013,333	$53,292,265

National Municipal
Tax-exempt income	$272,860,977	$253,251,006
Ordinary income	37,373,105	79,147
Long-term capital gains	33,359,370	—

	$343,593,452	$253,330,153

Short-Term Municipal
Tax-exempt income	$4,225,911	$4,562,191
Ordinary income	269	—

	$4,226,180	$4,562,191

As of June 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total
New York Municipal	$920,473	$—	$(73,937,414)	$(55,135,636)	$—	$(128,152,577)
High Yield Municipal	932,837	373,912	—	(175,813,104)	(3,178,425)	(177,684,780)
National Municipal	5,533,536	480,041	—	(630,495,763)	(253,926,825)	(878,409,011)
Short-Term Municipal	458,636	171	(12,782,251)	(13,183,899)	—	(25,507,343)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in TOB Trusts and the deferral of compensation to trustees.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended June 30, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
New York Municipal	$32,053,663
High Yield Municipal	3,027,730

N O T E S T O F I N A N C I A L S T A T E M E N T S	95

Notes to Financial Statements  (continued)

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
New York Municipal	$1,411,485,538	$10,382,881	$(65,505,594)	$(55,122,713)
High Yield Municipal	2,096,987,026	26,898,398	(202,711,502)	(175,813,104)
National Municipal	11,836,756,830	39,727,371	(670,135,306)	(630,407,935)
Short-Term Municipal	867,687,502	1,154,169	(14,338,068)	(13,183,899)

9.    BANK BORROWINGS

The Trust and the Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2022, the Funds did not borrow under the credit agreement.

10.    PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

96	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 06/30/22		Year Ended 06/30/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
New York Municipal
Institutional
Shares sold	24,793,750	$272,022,998	13,848,197	$155,507,120
Shares issued in reinvestment of distributions	1,414,454	15,755,151	1,348,863	15,110,397
Shares redeemed	(24,751,515)	(267,905,381)	(19,121,397)	(212,555,106)

	1,456,689	$19,872,768	(3,924,337)	$(41,937,589)

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

	Year Ended 06/30/22		Year Ended 06/30/21
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

New York Municipal (continued)
Investor A
Shares sold and automatic conversion of shares	11,107,152	$124,091,622	10,562,487	$118,504,113
Shares issued in reinvestment of distributions	1,228,345	13,693,809	1,315,719	14,744,743
Shares issued in reorganization	—	—	4,041,600	43,902,809
Shares redeemed	(16,023,047)	(177,022,543)	(25,511,082)	(283,643,088)

	(3,687,550)	$(39,237,112)	(9,591,276)	$(106,491,423)

Investor A1
Shares sold	1,835	$18,839	20	$230
Shares issued in reinvestment of distributions	127,602	1,422,600	136,438	1,529,710
Shares redeemed	(632,222)	(7,013,385)	(856,304)	(9,612,927)

	(502,785)	$(5,571,946)	(719,846)	$(8,082,987)

Investor C
Shares sold	518,240	$5,847,904	514,952	$5,811,463
Shares issued in reinvestment of distributions	100,037	1,114,184	121,711	1,362,215
Shares redeemed and automatic conversion of shares	(2,127,103)	(23,545,602)	(3,390,963)	(37,771,210)

	(1,508,826)	$(16,583,514)	(2,754,300)	$(30,597,532)

Class K
Shares sold	187,191	$2,083,416	217,388	$2,442,555
Shares issued in reinvestment of distributions	12,319	136,906	9,605	107,792
Shares redeemed	(152,309)	(1,621,737)	(156,270)	(1,720,212)

	47,201	$598,585	70,723	$830,135

	(4,195,271)	$(40,921,219)	(16,919,036)	$(186,279,396)

	Year Ended 06/30/22		Year Ended 06/30/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

High Yield Municipal
Institutional
Shares sold	97,345,172	$979,247,646	80,225,583	$812,822,260
Shares issued in reinvestment of distributions	2,747,685	27,931,248	2,092,490	21,177,896
Shares redeemed	(113,190,234)	(1,128,858,865)	(50,372,071)	(507,813,592)

	(13,097,377)	$(121,679,971)	31,946,002	$326,186,564

Investor A
Shares sold and automatic conversion of shares	33,512,488	$340,245,628	25,262,343	$255,762,012
Shares issued in reinvestment of distributions	1,968,862	19,907,473	1,469,096	14,813,468
Shares redeemed	(26,339,169)	(261,451,066)	(11,617,203)	(116,675,561)

	9,142,181	$98,702,035	15,114,236	$153,899,919

Investor C
Shares sold	925,428	$9,539,531	680,133	$6,912,015
Shares issued in reinvestment of distributions	98,684	1,003,443	109,135	1,096,742
Shares redeemed and automatic conversion of shares	(1,408,978)	(13,967,961)	(2,758,364)	(27,477,684)

	(384,866)	$(3,424,987)	(1,969,096)	$(19,468,927)

Class K
Shares sold	40,830,965	$405,486,165	8,312,590	$84,662,095
Shares issued in reinvestment of distributions	922,517	9,177,139	365,163	3,702,154
Shares redeemed	(14,064,195)	(137,529,493)	(1,897,492)	(18,998,247)

	27,689,287	$277,133,811	6,780,261	$69,366,002

	23,349,225	$250,730,888	51,871,403	$529,983,558

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Notes to Financial Statements  (continued)

	Year Ended 06/30/22		Year Ended 06/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

National Municipal
Institutional
Shares sold	192,763,282	$2,080,739,720	160,105,364	$1,813,103,490
Shares issued in reinvestment of distributions	10,548,083	116,072,452	6,828,180	77,211,863
Shares redeemed	(271,526,301)	(2,866,139,687)	(80,951,041)	(914,687,595)

	(68,214,936)	$(669,327,515)	85,982,503	$975,627,758

Service
Shares sold	64,184	$726,913	57,239	$646,897
Shares issued in reinvestment of distributions	5,873	64,564	4,034	45,536
Shares redeemed	(94,175)	(1,017,925)	(66,051)	(744,852)

	(24,118)	$(226,448)	(4,778)	$(52,419)

Investor A
Shares sold and automatic conversion of shares	196,231,052	$2,115,943,592	96,917,199	$1,095,484,079
Shares issued in reinvestment of distributions	7,621,180	84,059,121	5,745,103	64,978,467
Shares redeemed	(294,483,158)	(3,165,319,556)	(75,876,848)	(855,695,947)

	(90,630,926)	$(965,316,843)	26,785,454	$304,766,599

Investor C
Shares sold	962,619	$10,612,854	1,672,543	$18,921,004
Shares issued in reinvestment of distributions	146,413	1,613,469	115,070	1,299,773
Shares redeemed and automatic conversion of shares	(3,723,353)	(40,535,246)	(11,506,688)	(129,731,912)

	(2,614,321)	$(28,308,923)	(9,719,075)	$(109,511,135)

Class K
Shares sold	111,537,131	$1,229,286,142	116,520,193	$1,320,450,163
Shares issued in reinvestment of distributions	9,698,637	106,653,020	7,268,952	82,176,284
Shares redeemed	(172,678,520)	(1,886,928,579)	(111,027,917)	(1,245,919,943)

	(51,442,752)	$(550,989,417)	12,761,228	$156,706,504

	(212,927,053)	$(2,214,169,146)	115,805,332	$1,327,537,307

	Year Ended 06/30/22		Year Ended 06/30/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Short-Term Municipal
Institutional
Shares sold	39,068,046	$388,204,172	34,089,781	$346,989,221
Shares issued in reinvestment of distributions	153,933	1,536,644	202,156	2,057,745
Shares redeemed	(37,593,947)	(374,422,130)	(26,132,269)	(266,042,579)

	1,628,032	$15,318,686	8,159,668	$83,004,387

Investor A
Shares sold and automatic conversion of shares	19,093,336	$190,969,387	22,160,804	$225,757,351
Shares issued in reinvestment of distributions	91,449	910,902	112,679	1,147,978
Shares redeemed	(21,234,747)	(212,711,776)	(13,697,234)	(139,540,505)

	(2,049,962)	$(20,831,487)	8,576,249	$87,364,824

Investor A1
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	3,451	34,411	4,872	49,638
Shares redeemed	(62,768)	(625,879)	(129,712)	(1,321,957)

	(59,317)	$(591,468)	(124,840)	$(1,272,319)

Investor C
Shares sold	220,311	$2,098,579	171,961	$1,702,853
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(256,164)	(2,467,354)	(702,262)	(6,958,029)

	(35,853)	$(368,775)	(530,301)	$(5,255,176)

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements  (continued)

	Year Ended 06/30/22		Year Ended 06/30/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Short-Term Municipal (continued)
Class K
Shares sold	8,945,290	$88,583,080	1,442,077	$14,683,695
Shares issued in reinvestment of distributions	10,676	105,820	6,628	67,463
Shares redeemed	(3,474,562)	(34,618,049)	(365,894)	(3,725,097)

	5,481,404	$54,070,851	1,082,811	$11,026,061

	4,964,304	$47,597,807	17,163,587	$174,867,777

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

100	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock New York Municipal Opportunities Fund, BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, and BlackRock Short-Term Municipal Fund and the Board of Trustees/Directors of BlackRock Multi-State Municipal Series Trust and BlackRock Municipal Bond Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust and BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

August 19, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	101

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended June 30, 2022:

Fund Name		Exempt-Interest Dividends

New York Municipal	$	33,740,734
High Yield Municipal		64,102,506
National Municipal		273,565,343
Short-Term Municipal		4,206,821

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended June 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

High Yield Municipal	$6,108,978
National Municipal	33,359,370

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended June 30, 2022:

Fund Name		Interest Dividend

New York Municipal	$	2,779,441
High Yield Municipal		1,842,241
National Municipal		500,633
Short-Term Municipal		440

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends and qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended June 30, 2022:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains

New York Municipal	$2,779,441	$—
High Yield Municipal	1,842,241	—
National Municipal	500,633	11,420,250
Short-Term Municipal	440	—

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements

The Board of Directors/Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-State Municipal Series Trust (the “Trust”) and BlackRock Municipal Bond Fund, Inc. (the “Company”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Agreements”) between each of the Trust, on behalf of BlackRock New York Municipal Opportunities Fund (the “New York Municipal Opportunities Fund”) and the Company, on behalf of BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund” and collectively with the High Yield Fund, the National Fund and the New York Municipal Opportunities Fund, the “Funds” and each, a “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Company or the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	103

Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the New York Municipal Opportunities Fund ranked in the first quartile against its Performance Peers.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the National Fund ranked in the first, second and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, the Short-Term Fund ranked in the fourth, third and fourth quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Short-Term Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the New York Municipal Opportunities Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the New York Municipal Opportunities Fund’s Expense Peers. The Board also noted that the New York Municipal Opportunities Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the New York Municipal Opportunities Fund increases above certain contractually specified levels. The Board noted that if the size of the New York Municipal Opportunities Fund were to decrease, the New York Municipal Opportunities Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the New York Municipal Opportunities Fund’s total expenses as a percentage of the New York Municipal Opportunities Fund’s average daily net assets on a class-by-class basis.

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the High Yield Fund’s Expense Peers. The Board also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the High Yield Fund increases above certain contractually specified levels. The Board noted that if the size of the High Yield Fund were to decrease, the High Yield Fund could lose the benefit of one or more breakpoints. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the High Yield Fund’s total expenses as a percentage of the High Yield Fund’s average daily net assets on a class-by-class basis.

The Board noted that the National Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the National Fund’s Expense Peers. The Board also noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the National Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board noted that if the size of the National Fund or the Short-Term Fund were to decrease, the National Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the National Fund’s total expenses as a percentage of the National Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Short-Term Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Short-Term Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board noted that if the size of the Short-Term Fund or the National Fund were to decrease, the Short-Term Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Short-Term Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	105

Disclosure of Investment Advisory Agreements  (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and the Company, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Municipal Opportunities Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2019)

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2019)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2019)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.

			71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)

Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			69 RICs consisting of 99 Portfolios	The Boeing Company.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	107

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a)	The address of each Director/Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Each Independent Director/Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s/Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors/Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s/Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors/Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors/Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Directors/Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

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Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Corporation/Trust serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Director of the Funds.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Directors of the Funds.

Effective May 31, 2022, Karen P. Robards retired as a Director of the Funds.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	109

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

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Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	111

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

ETF	Exchange-Traded Fund

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF-GTD	Permanent School Fund Guaranteed

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCH BD RES FD	School Board Resolution Fund

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

VRDN	Variable Rate Demand Note

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-06/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$38,046	$37,673	$638	$0	$14,500	$12,500	$0	$0
BlackRock National Municipal Fund	$36,924	$36,562	$638	$0	$14,500	$12,500	$0	$0
BlackRock Short-Term Municipal Fund	$30,192	$29,896	$638	$0	$14,500	$12,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment

Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Municipal Fund	$15,138	$12,500
BlackRock National Municipal Fund	$15,138	$12,500
BlackRock Short-Term Municipal Fund	$15,138	$12,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Fund, Inc.

Date: August 19, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Fund, Inc.

Date: August 19, 2022